                                                                       Municipal
                                                                    Income Funds
                                                                   Annual Report
                                                For the year ended June 30, 1997

                                                 Intermediate Tax-Free Bond Fund


                                                           Municipal Income Fund


                                                    Kentucky Municipal Bond Fund


                                                        Ohio Municipal Bond Fund


                                                   Louisiana Municipal Bond Fund


                                               West Virginia Municipal Bond Fund


                                                     Arizona Municipal Bond Fund




                                     [THE ONE GROUP FAMILY OF MUTUAL FUNDS LOGO]

           ----------------------------------------------------------

              Important Customer Information. Investment Products:

              * are not deposits or obligations of or guaranteed by,
                BANC ONE CORPORATION or any of its affiliates,

              * are not insured by the FDIC, and
                                                                         ----
              * are subject to investment risks, including possible      FDIC
                loss of the principal amount invested.                   LOGO
                                                                         ----
           -----------------------------------------------------------

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

Report From Your Investment Advisor........................................    2
Portfolio Performance Review...............................................    4
Schedules of Portfolio Investments.........................................   21
Statements of Assets and Liabilities.......................................   70
Statements of Operations...................................................   72
Statements of Changes in Net Assets........................................   74
Notes to Financial Statements..............................................   77
Financial Highlights.......................................................   88
Report of Independent Accountants........................................... 109

--------------------------------------------------------------------------------
Report From Your Investment Advisor
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

We are pleased to present this annual report for The One Group Family of Mutual Funds. On the following pages you will find an overview of the financial markets and your fund's performance for the period from July 1, 1996, to June 30, 1997.

DEAR VALUED SHAREHOLDERS:
Thank you for continuing to place your confidence in The One Group Family of Mutual Funds. In the funds' semiannual report, we advised you to stay focused on your financial goals and not to let short-term volatility interfere with your long-term investment strategy. At that time, stock returns were abnormally strong, and bond returns were unusually weak.

Since then, the bond market has recovered nicely, and the stock market continues to soar--even after falling nearly 10% between March 12 and April 14. In fact, by early May, the stock market had regained what it had lost and was well on its way to new heights. Looking forward, investors should be prepared for continued volatility as the market reacts to earnings reports, moves by the Federal Reserve, and the continuous stream of economic data coming from Washington.

REINFORCING OUR PHILOSOPHY
Once again, I want to reiterate our philosophy that it's time, not timing, that best serves investors. By maintaining a long-term perspective and riding out the inevitable volatility in the markets, your investments may realize their full potential. For those who stay on track with their investment plans, short-term performance fluctuations may not matter in the long run.

The financial media will be filled with opinions about the expected short-term course of the markets, and these opinions will swing between euphoria and gloom. But the fundamentals supporting the financial markets--a growing economy, rising corporate profits, low inflation--remain favorable, and long-term investors should be rewarded by staying the course.

INVESTING MADE EASY
Along with maintaining a long-term perspective, we believe that investment success is dependent on two other strategies:

- ASSET ALLOCATION, or spreading your money among stocks, bonds and money market investments according to your goals, time frame and risk tolerance in order create a well-rounded investment plan.

- DIVERSIFICATION, or investing in a variety of securities within each asset class to enhance your return potential and limit your overall risk profile.

Over the past year, The One Group made it easier for you to take advantage of these strategies by introducing THE ONE GROUP INVESTOR FUNDS. These funds make it simple and convenient for you to enjoy asset allocation and diversification from one investment (versus structuring an asset allocation portfolio by purchasing multiple funds). Each Investor fund seeks a particular investment goal and, accordingly, invests in an assortment of funds from The One Group family. You simply choose the Investor Fund suited to your goals.

INFORMATION ON DEMAND
Along with making investing easy, we want to make it simple for you to obtain the information you need when you want it. Now, in addition to offering fund prices, fund performance information and fund manager biographies, The One Group web site (WWW.ONEGROUP.COM) provides on-line fund prospectuses.

In addition, the site offers an interactive portfolio-building tool that you can use to design a customized portfolio. Future plans for the site include interactive retirement and college planning calculators as well as account access, which will enable you to obtain information on your account and place orders to buy or exchange shares between funds.

LOOK FOR GUIDANCE
Perhaps one of the simplest ways to make investing easy is to seek guidance from an experienced investment advisor. Achieving long-term investment success depends on your investment plan and how your investment strategies are put to work. It's the full-time responsibility of a professional investment advisor to monitor the investment markets and evaluate the assortment of investment opportunities in today's marketplace. Your investment advisor will help you develop an effective investment plan and then implement and monitor that plan for you.

--------------------------------------------------------------------------------
Report From Your Investment Advisor, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

Once again, I appreciate the trust and confidence that you have placed in The One Group Family of Mutual Funds. All of the professionals at The One Group value your ongoing support and strive to help you achieve your financial goals with investment solutions that are designed to meet your individual needs.

Sincerely,

/s/ DAVID J. KUNDERT

David J. Kundert
President and CEO,
Banc One Investment Advisors Corporation,
Investment Advisor to The One Group

David J. Kundert photo

For a prospectus with more complete information on The One Group Investor Funds, including management fees and expenses, please contact The One Group at 1-800-480-4111. Please read the prospectus carefully before investing.

                 The One Group Intermediate Tax-Free Bond Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE
For the year ended June 30, 1997, The One Group Intermediate Tax-Free Bond Fund Fiduciary share class posted a total return of 7.76%. (For information on other share classes and performance comparisons to indexes, see page 6.)

The Fund's 30-day SEC yield was 4.57% (Fiduciary share class) on June 30, 1997, slightly lower than the 4.99% yield of one year earlier. This slight decline follows the general trend of yields in the municipal market during the period. (For investors in the 39.6% federal income tax bracket, the June 30, 1997, yield translates into a 7.57% tax-equivalent yield.)

The Fund's share price movement over the past year reflected the volatility in the market. After moving up and down in price throughout the year, the Fund was up 25 cents per share from its close on June 30, 1996.

STRATEGIES AND TACTICS
In achieving the Fund's one-year return, we engaged in several waves of portfolio adjustments. We began the year with very high credit quality and premium coupon bonds in a portfolio that had an average duration of about 6.5 years, slightly longer than the market average. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) This duration strategy helped maintain a higher yield in the Fund, while the premium bonds helped the Fund avoid market discount problems. This occurs when municipal bonds trade at discounts to their original price, which can cause some of the bond's effective yield to become taxable.

In September and December we engaged in tax swaps, whereby we sold bonds that had dropped in value below their purchase price and replaced them with similar bonds. This tactic allows the Fund to capture tax losses that may be used to offset gains, while increasing its distribution yield.

After this, when it appeared that interest rates were headed upward, we shortened the Fund's duration by holding a higher-than-normal amount of cash as well as more defensively structured bonds with lower investment-grade ratings. In the second quarter of 1997, when rates declined, we again began to lengthen duration slightly by buying bonds with 12- to 15-year maturities and 5% to 5.25% coupons. This allowed the Fund to participate in any continued price increases.

Overall, the Fund's average credit quality remained high, with 67.1% of the assets invested in AAA-rated securities, 13.4% in AA-rated, 13.5% in A-rated and 6.0% in BBB- and non-rated securities. We continue to see spreads (differences in yield) compress between AAA-and BBB-rated bonds, leading us to believe that the yield advantage on most medium-grade bonds (those rated A and BBB) is not justified at this time.

Looking ahead, we anticipate lengthening the portfolio's duration to around six years, while continuing to purchase bonds with maturities from 12 to 15 years and coupons of about 5%. We will continue to look for opportunities to purchase medium-grade bonds when they appear to be a good value.

                 The One Group Intermediate Tax-Free Bond Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

OUTLOOK
If the Federal Reserve continues its preemptive action against inflation, we will use that opportunity to purchase bonds at presumably higher yields than are available in today's market. However, the lack of supply in the municipal market is expected to continue over the near term. This should help municipal bonds maintain their current levels until supply increases. Barring any abrupt changes in the taxable market, we expect stable performance from the municipal bond market over the next year.

/s/ PATRICK M. MORRISSEY

Patrick M. Morrissey
Fund Manager

/s/ GARY J. MADICH, CFA

Gary J. Madich, CFA
Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                 The One Group Intermediate Tax-Free Bond Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (9/4/90)
                  ------    ------    ---------
  Fiduciary       7.76%     5.86%       6.83%

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                        LIPPER
                                LEHMAN BROTHERS      INTERMEDIATE
 MEASUREMENT PERIOD             7 YEAR MUNICIPAL    MUNICIPAL BOND
(FISCAL YEAR COVERED)                 BOND           FUNDS INDEX          FIDUCIARY
---------------------          -----------------    --------------        ---------
9/90                                $10,000            $10,000             $10,000
6/91                                 10,814             10,749              10,777
6/92                                 11,996             11,854              11,805
6/93                                 13,285             13,026              12,961
6/94                                 13,453             13,156              12,946
6/95                                 14,560             14,046              13,820
6/96                                 15,366             14,764              14,564
6/97                                 16,446             15,715              15,694

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (2/18/92)
                  ------    ------    ---------
  Class A         7.39%     5.61%       5.82%
  Class A*        2.56%     4.64%       4.91%

* Reflects 4.50% Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                 LEHMAN BROTHERS      INTERMEDIATE
  MEASUREMENT PERIOD             7 YEAR MUNICIPAL    MUNICIPAL BOND
(FISCAL YEAR COVERED)                 BOND            FUNDS INDEX          CLASS A*           CLASS A
---------------------           ----------------     --------------        --------           -------
2/92                                 $10,000            $10,000            $ 9,550            $10,000
6/92                                  10,319             10,311              9,850             10,314
6/93                                  11,428             11,331             10,783             11,291
6/94                                  11,572             11,443             10,747             11,253
6/95                                  12,525             12,218             11,444             11,983
6/96                                  13,218             12,842             12,046             12,616
6/97                                  14,147             13,669             12,933             13,547

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (1/14/94)
                  ------    ------    ---------
  Class B         6.82%       NA        3.56%
  Class B**       2.82%       NA        2.78%

** Reflects Applicable Contingent Deferred Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                 LEHMAN BROTHERS      INTERMEDIATE
  MEASUREMENT PERIOD             7 YEAR MUNICIPAL    MUNICIPAL BOND
(FISCAL YEAR COVERED)                  BOND           FUNDS INDEX         CLASS B**           CLASS B
---------------------            ----------------    --------------       ---------           -------
1/94                                 $10,000             $10,000            $10,000           $10,000
6/94                                   9,622               9,601              9,552             9,552
6/95                                  10,413              10,251             10,115            10,115
6/96                                  10,990              10,775             10,568            10,568
6/97                                  11,762              11,469             10,995            11,289

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lipper Intermediate Municipal Bond Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                      The One Group Municipal Income Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE
The One Group Municipal Income Fund Fiduciary share class posted a total return of 7.49% for the year ended June 30, 1997. (For information on other share classes and performance comparisons to indexes, please see page 8.)

The Fund's 30-day SEC yield (Fiduciary share class) at year end was 5.20%, compared to 5.73% on June 30, 1996. Given the general trend of rates over the past year, and the fact that we attempt to be fully invested throughout the business cycle, this change in yield is in line with our expectations. (For investors in the 39.6% federal income tax bracket, the June 30, 1997, yield translates into a taxable-equivalent yield of 8.61%.)

The primary factor contributing to the Fund's good performance was its relatively short duration and high income stream. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) The Fund's duration remained in the five- to six-year range throughout the year, and because of the volatility in the fixed-income market, funds with shorter durations and defensive postures generally offered better price performance.

STRATEGIES AND TACTICS
The Fund retained its concentration in single-family and multi-family mortgage revenue bonds. We emphasize these bonds because they most often exhibit the characteristics we look for over the long term--high yields and relative price stability compared to longer-duration bonds. We also were able to diversify into other sectors of the market and give the portfolio the same type of structure without sacrificing yield.

At the beginning of 1997, the Fund held a higher-than-normal position in cash and cash equivalents. This was due to two factors: heavy inflows from new shareholders, and the lack of supply of bonds that fit our investment parameters. Nevertheless, this strategy worked to the Fund's advantage, as the market was somewhat volatile during this period in anticipation of a Federal Reserve rate hike. This led to lower prices and higher yields later in the first quarter and early in the second quarter of 1997. The higher cash position helped shield the Fund from these events.

We were able to purchase some medium-grade (those rated A and BBB) and non-rated bonds (equivalent to at least a BBB rating) at exceptional prices over the past year. These bonds offered yields that are not available in the market today because of the lower level of interest rates and the compression of spreads (difference in yields) between AAA- and BBB-rated bonds. Even with the addition of these credits to the portfolio, the overall credit quality remained high, with 37.5% of the Fund's investments in AAA-rated securities, 27.9% in AA-rated, 20.4% in A-rated and 14.2% in BBB- and non-rated.

OUTLOOK
Looking ahead, we expect that the continued shortage of supply in the municipal market will create a more stable climate over the next year. We will continue to emphasize cash flow and a defensive portfolio structure, as we believe this strategy will help us achieve high current income and price stability relative to longer-duration funds. We also will continue to monitor the economy for signs of inflation. If the market suffers from real or anticipated Federal Reserve action, we would view that as an opportunity to purchase bonds at higher yields than are available currently.

/s/ PATRICK M. MORRISSEY

Patrick M. Morrissey
Fund Manager

/s/ GARY J. MADICH

Gary J. Madich, CFA
Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                      The One Group Municipal Income Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year       (2/29/93)
                      ------       ---------
  Fiduciary            7.49%         5.43%

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                        LIPPER
                                                     INTERMEDIATE
 MEASUREMENT PERIOD             LEHMAN BROTHERS     MUNICIPAL BOND
(FISCAL YEAR COVERED)             HOUSING BOND       FUNDS INDEX         FIDUCIARY
---------------------          -----------------    --------------        ---------
2/93                                $10,000             $10,000             $10,000
6/93                                 10,317              10,135              10,303
6/94                                 10,446              10,236              10,444
6/95                                 11,323              10,928              11,118
6/96                                 12,172              11,487              11,734
6/97                                 13,169              12,226              12,613

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year       (2/23/93)
                      ------       ---------
  Class A              7.24%         5.17%
  Class A*             2.38%         4.06%

* Reflects 4.50% Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                 LEHMAN BROTHERS      INTERMEDIATE
  MEASUREMENT PERIOD               HOUSING BOND      MUNICIPAL BOND
(FISCAL YEAR COVERED)                INDEX            FUNDS INDEX         CLASS A*           CLASS A
---------------------            ---------------     --------------       --------           -------
2/93                                $10,000             $10,000            $ 9,550            $10,000
6/93                                 10,317              10,135              9,781             10,242
6/94                                 10,446              10,236              9,912             10,379
6/95                                 11,323              10,928             10,527             11,023
6/96                                 12,172              11,487             11,090             11,612
6/97                                 13,169              12,226             11,892             12,453

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year       (1/14/94)
                      ------       ---------
  Class B              6.55%         4.22%
  Class B**            2.55%         3.45%

** Reflects Applicable Contingent Deferred Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                                      INTERMEDIATE
  MEASUREMENT PERIOD             LEHMAN BROTHERS     MUNICIPAL BOND
(FISCAL YEAR COVERED)              HOUSING BOND       FUNDS INDEX         CLASS B**           CLASS B
---------------------            ----------------    --------------       ---------           -------
1/94                                 $10,000             $10,000            $10,000            $10,000
6/94                                   9,601               9,721              9,802              9,802
6/95                                  10,482              10,251             10,349             10,349
6/96                                  11,267              10,775             10,830             10,830
6/97                                  12,191              11,469             11,247             11,539

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Municipal Income Fund is measured against the Lehman Brothers Housing Bond Index, an unmanaged index comprised of municipal housing bonds. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lipper Intermediate Municipal Bond Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                   The One Group Kentucky Municipal Bond Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE
The One Group Kentucky Municipal Bond Fund Fiduciary share class posted a total return of 6.74% for the year ended June 30, 1997. (For information on other share classes and performance comparisons to indexes, please see page 11.)

Tax-exempt rates were in the process of falling just prior to the start of the fiscal year. Rates quickly fell 25 basis points (one basis point equals 1/100th of a percent) in early July, and then proceeded to trade up and down in a range over the next 11 months, eventually falling another 25 basis points. This helped push the Fund's SEC yield lower, at a rate that equaled the general decline in yield on securities in the 10- to 15-year maturity sector.

The 30-day SEC yield on the Fund's Fiduciary share class was 4.34% on June 30, 1997, compared to 4.78% on June 30, 1996. (For investors in the 39.6% federal income tax bracket and the 6.0% Kentucky state bracket, the June 30 yield translates into a 7.64% tax-equivalent yield.)

The Fund's total return was comprised primarily of interest income. With high-quality, intermediate-term municipal securities trading in a narrow interest rate range, there were only modest price improvements over the past year, making yield the primary component of total return.

The Fund did experience modest relative price appreciation due to its slightly longer-than-average duration. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) As interest rates declined over the course of the year, bonds showed modest price improvements. In this type of environment, funds with longer durations experience greater price appreciation than those with shorter durations.

Duration on June 30, 1997, was 5.3 years, compared to 5.6 years on June 30, 1996. Despite the decline, the Fund's duration is slightly longer than an average posture of 5.25 years.

STRATEGIES AND TACTICS
The Fund focused on investments in high-quality, full coupon (at par or a slight premium price), intermediate-term bonds with good call structures. (Call refers to a bond issuer's right to repay, or "call," the loan prior to the maturity date.) Structure is an important consideration for the Fund's investments because the supply of potential investments can be small at times. Rather than emphasize a particular strategy or market sector, we focus on securities with good call structures--meaning that there is little difference between the call date and the maturity date. Bonds with these characteristics should provide slightly higher income and better price performance during periods of interest-rate volatility.

In addition, we employ a "buy and hold" strategy rather than actively trading the Fund. This is primarily due to the fact that this is single-state fund, and the ability to find good securities can be limited at times.

The Fund's average quality remained high during the year, primarily due to the fact that most bonds were escrowed or insured. More than 67% of the portfolio was rated AA or better on June 30, 1997, only slightly lower than the 70% level of a year ago. The portfolio's average quality on June 30, 1997, was AA.

                   The One Group Kentucky Municipal Bond Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

OUTLOOK
We believe that the current market climate, including modest interest rate volatility, should continue over the upcoming months. This suggests that interest income will remain the leading force in the fixed-income market for the near term.

Looking ahead, though, there is concern among investors that the expanding economy and a tight labor market eventually may lead to higher inflation. Fears regarding the Federal Reserve's reaction to this scenario have caused us to take a cautious approach toward extending the portfolio's duration.


/s/ DAVID M. SIVINSKI, CFA

David M. Sivinski, CFA
Fund Manager


/s/ GARY J. MADICH, CFA

Gary J. Madich, CFA
Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                   The One Group Kentucky Municipal Bond Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year       (3/12/93)
                      ------       ---------
  Fiduciary            6.74%         5.15%

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                        LIPPER
                                LEHMAN BROTHERS      INTERMEDIATE
 MEASUREMENT PERIOD             7 YEAR MUNICIPAL    MUNICIPAL BOND
(FISCAL YEAR COVERED)                 BOND           FUNDS INDEX          FIDUCIARY
---------------------          -----------------    --------------        ---------
3/93                               $10,000             $10,000             $10,000
6/93                                10,142              10,135              10,221
6/94                                10,270              10,236              10,250
6/95                                11,115              10,928              10,935
6/96                                11,731              11,487              11,630
6/97                                12,555              12,226              12,414

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year       (3/12/93)
                      ------       ---------
  Class A              6.46%         4.94%
  Class A*             1.70%         3.82%

* Reflects 4.50% Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                 LEHMAN BROTHERS       INTERMEDIATE
  MEASUREMENT PERIOD             7 YEAR MUNICIPAL     MUNICIPAL BOND
(FISCAL YEAR COVERED)                  BOND            FUNDS INDEX          CLASS A*           CLASS A
---------------------            ----------------     --------------        --------           -------
3/93                                 $10,000             $10,000             $ 9,550           $10,000
6/93                                  10,277              10,252               9,761            10,221
6/94                                  10,407              10,354               9,789            10,250
6/95                                  11,263              11,054              10,444            10,935
6/96                                  11,887              11,620              11,039            11,558
6/97                                  12,722              12,367              11,752            12,305

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year       (3/16/95)
                      ------       ---------
  Class B              5.81%         5.96%
  Class B**            1.81%         4.32%

** Reflects Applicable Contingent Deferred Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                 LEHMAN BROTHERS      INTERMEDIATE
  MEASUREMENT PERIOD             7 YEAR MUNICIPAL    MUNICIPAL BOND
(FISCAL YEAR COVERED)                  BOND           FUNDS INDEX         CLASS B**           CLASS B
---------------------            ----------------    --------------       ---------           -------
3/95                                 $10,000             $10,000           $10,000            $10,000
6/95                                  10,284              10,226            10,263             10,263
6/96                                  10,853              10,749            10,792             10,792
6/97                                  11,616              11,440            11,019             11,419

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Trademark Kentucky Municipal Bond Fund for the period prior to the commencement of operations of The One Group Kentucky Municipal Bond Fund on January 20, 1995. Performance for Class A Shares is based on Fiduciary Share performance adjusted to reflect the sales charges applicable to Class A Shares.

The performance of the Kentucky Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lipper Intermediate Municipal Bond Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                     The One Group Ohio Municipal Bond Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE
The One Group Ohio Municipal Bond Fund Fiduciary share class posted a total return of 7.22% for the year ended June 30, 1997. (For information on other share classes and performance comparisons to indexes, please see page 13.)

Tax-exempt rates were in the process of falling just prior to the start of the fiscal year. Rates quickly fell 25 basis points (one basis point equals 1/100th of a percent) in early July, and then proceeded to trade up and down in a range over the next 11 months, eventually falling another 25 basis points. This helped push the Fund's SEC yield lower, at a rate that equaled the general decline in yield on securities in the 10- to 15-year maturity sector.

The 30-day SEC yield on the Fund's Fiduciary share class was 4.31% on June 30, 1997, compared to 4.64% on June 30, 1996. (For investors in the 39.6% federal income tax bracket and the 7.0% Ohio state bracket, the June 30 yield translates into a 7.67% tax-equivalent yield.)

The Fund's total return was comprised primarily of interest income. With high-quality, intermediate-term municipal securities, for example, trading in a narrow interest rate range over the year, there were only minor price improvements over the past year. Thus, the majority of total return was derived from interest income.

The major factors contributing to the Fund's strong performance were a higher-than-average yield and a longer-than-average duration for most of the period. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) The higher yield boosted the Fund's income, while the longer duration led to a slightly higher share price. Duration on June 30, 1997, was
5.1 years, compared to 5.3 years on June 30, 1996.

STRATEGIES AND TACTICS
The Fund focused on investments in high-quality, full coupon (at par or a slight premium price), intermediate-term bonds with good call structures. (Call refers to a bond issuer's right to repay, or "call," the loan prior to the maturity date.) Structure is an important consideration for the Fund's investments because the supply of potential investments can be small. Rather than emphasize a particular strategy or market sector, we must focus on securities with good call structures--meaning that there is little difference between the call date and the maturity date. Bonds with these characteristics should provide slightly higher income and better price performance during periods of interest-rate volatility. In addition, we employ a "buy and hold" strategy rather than actively trading the Fund. This is primarily due to the fact that this is a single-state fund, and the availability of good securities can be limited at times.

The Fund's average quality remained high during the year, with more than 67% of the portfolio rated AAA on June 30, 1997, approximately the same as one year ago.

OUTLOOK
We believe that the current market climate, including modest interest rate volatility, should continue over the upcoming months. This suggests that interest income will remain the leading force in the fixed-income market for the near term.

Looking ahead, though, there is concern among investors that the expanding economy and a tight labor market eventually may lead to higher inflation. Fears regarding the Federal Reserve's reaction to this scenario have caused us to take a cautious approach toward extending the portfolio's duration.


/s/ DAVID M. SIVINSKI, CFA

David M. Sivinski, CFA
Fund Manager


/s/ GARY J. MADICH, CFA

Gary J. Madich, CFA
Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                     The One Group Ohio Municipal Bond Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (7/2/91)
                  ------    ------    ---------
  Fiduciary       7.22%     6.03%       6.78%

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                        LIPPER
                                LEHMAN BROTHERS      INTERMEDIATE
 MEASUREMENT PERIOD             7 YEAR MUNICIPAL    MUNICIPAL BOND
(FISCAL YEAR COVERED)                 BOND           FUNDS INDEX          FIDUCIARY
---------------------          -----------------    --------------        ---------
7/91                               $10,000             $10,000             $10,000
6/92                                10,983              10,913              11,061
6/93                                12,163              12,192              12,325
6/94                                12,317              12,112              12,334
6/95                                13,330              12,931              13,083
6/96                                14,069              13,592              13,827
6/97                                15,057              14,467              14,825

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year    (2/18/92)
                  ------    ------    ---------
  Class A         6.95%     5.84%       6.19%
  Class A*        2.09%     4.88%       5.28%

* Reflects 4.50% Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                 LEHMAN BROTHERS       INTERMEDIATE
  MEASUREMENT PERIOD             7 YEAR MUNICIPAL     MUNICIPAL BOND
(FISCAL YEAR COVERED)                  BOND            FUNDS INDEX          CLASS A*           CLASS A
---------------------            ----------------     --------------        --------           -------
2/92                                 $10,000             $10,000             $ 9,550           $10,000
6/92                                  10,319              10,311               9,925            10,393
6/93                                  11,428              11,331              11,056            11,577
6/94                                  11,572              11,443              11,051            11,572
6/95                                  12,525              12,218              11,691            12,242
6/96                                  13,218              12,842              12,327            12,908
6/97                                  14,147              13,669              13,183            13,805

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year       (1/14/94)
                      ------       ---------
  Class B              6.26%         3.44%
  Class B**            2.26%         2.66%

** Reflects Applicable Contingent Deferred Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                 LEHMAN BROTHERS      INTERMEDIATE
  MEASUREMENT PERIOD             7 YEAR MUNICIPAL    MUNICIPAL BOND
(FISCAL YEAR COVERED)                  BOND           FUNDS INDEX         CLASS B**           CLASS B
---------------------            ----------------    --------------       ---------           -------
1/94                                  $10,000            $10,000            $10,000            $10,000
6/94                                    9,622              9,601              9,598              9,598
6/95                                   10,413             10,251             10,095             10,095
6/96                                   10,990             10,775             10,578             10,578
6/97                                   11,762             11,469             10,950             11,241

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Ohio Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lipper Intermediate Municipal Bond Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                  The One Group Louisiana Municipal Bond Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE
The One Group Louisiana Municipal Bond Fund Fiduciary share class posted a total return of 6.81% for the year ended June 30, 1997. (For information on other share classes and performance comparisons to indexes, please see page 16.)

Tax-exempt rates were in the process of falling just prior to the start of the fiscal year. Rates quickly fell 25 basis points (one basis point equals 1/100th of a percent) in early July, and then proceeded to trade up and down in a range over the next 11 months, eventually falling another 25 basis points. This helped push the Fund's SEC yield lower, at a rate that equaled the general decline in yield on securities in the 10- to 15-year maturity sector.

The 30-day SEC yield on the Fund's Fiduciary share class was 4.16% on June 30, 1997, compared to 4.58% on June 30, 1996. (For investors in the 39.6% federal income tax bracket and the 6.0% Louisiana state bracket, the June 30 yield translates into a 7.32% tax-equivalent yield.)

The Fund's total return was comprised primarily of interest income. With high-quality, intermediate-term municipal securities trading in a narrow interest rate range during the year, there were only modest price improvements and thus the majority of total return came from interest income.

The major factor contributing to the Fund's performance was the timing of our duration adjustments. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) Initially, we maintained a shorter duration as rates were rising. Then, as rates moved lower in the latter part of 1996, we extended duration. During periods of rising interest rates, bond prices fall and funds with shorter durations typically experience less price volatility. On the other hand, when rates decline, bond prices rise and funds with longer durations typically experience greater price appreciation.

Overall, duration was up from 4.63 years on June 30, 1996, to 5.1 years on June 30, 1997. This action helped put the Fund's duration more in line with that of the Fund's peers.

In addition, we sold some weaker holdings, which improved the Fund's income level and its overall performance.

STRATEGIES AND TACTICS
The Fund focused on investments in high-quality, full coupon (at par or a slight premium price), intermediate-term bonds with good call structures. Structure is an important consideration for the Fund's investments because the supply of potential investments can be small. Rather than emphasize a particular strategy or market sector, we focus on securities with good call structures--meaning that there is little difference between the call date and the maturity date. Bonds with these characteristics should provide slightly higher income and better price performance during periods of interest-rate volatility.

In addition, we employ a "buy and hold" strategy rather than actively trading the Fund. This is primarily due to the fact that this is a single-state fund, and the ability to find good securities can be limited at times.

The Fund's average quality improved over the year, with more than 80% of the portfolio rated AA or better on June 30, 1997, up from 70% a year ago. The average quality of the portfolio on June 30, 1997, was AA. This good credit-quality rating primarily was due to the fact that most bonds were escrowed or insured.

                  The One Group Louisiana Municipal Bond Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

OUTLOOK
We believe that the current market climate, including modest interest rate volatility, should continue over the upcoming months. This suggests that interest income will remain the leading force in the fixed-income market for the near term.

Looking ahead, though, there is concern among investors that the expanding economy and a tight labor market eventually may lead to higher inflation. Fears regarding the Federal Reserve's reaction to this scenario have caused us to take a cautious approach toward extending the portfolio's duration.


/s/ DAVID M. SIVINSKI, CFA

David M. Sivinski, CFA
Fund Manager

/s/ GARY J. MADICH, CFA

Gary J. Madich, CFA
Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                  The One Group Louisiana Municipal Bond Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year   (12/29/89)
                  ------    ------    ---------
  Fiduciary       6.81%     5.96%       6.83%

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                        LIPPER
                                LEHMAN BROTHERS      INTERMEDIATE
 MEASUREMENT PERIOD             7 YEAR MUNICIPAL    MUNICIPAL BOND
(FISCAL YEAR COVERED)                 BOND           FUNDS INDEX          FIDUCIARY
---------------------          -----------------    --------------        ---------
12/89                              $10,000             $10,000             $10,000
6/90                                10,274              10,248              10,339
6/91                                11,187              11,098              11,182
6/92                                12,410              12,239              12,295
6/93                                13,743              13,450              13,550
6/94                                13,917              13,584              13,685
6/95                                15,062              14,503              14,584
6/96                                15,896              15,244              15,375
6/97                                17,013              16,225              16,422

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                                        Since
                                      Inception
                  1 Year    5 Year   (12/29/89)
                  ------    ------    ---------
  Class A         6.55%     5.89%       6.79%
  Class A*        1.73%     4.93%       6.13%

* Reflects 4.50% Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                 LEHMAN BROTHERS       INTERMEDIATE
  MEASUREMENT PERIOD             7 YEAR MUNICIPAL     MUNICIPAL BOND
(FISCAL YEAR COVERED)                  BOND            FUNDS INDEX          CLASS A*           CLASS A
---------------------            ----------------     --------------        --------           -------
12/89                                 $10,000            $10,000             $ 9,550           $10,000
6/90                                   10,274             10,248               9,873            10,339
6/91                                   11,187             11,098              10,679            11,182
6/92                                   12,410             12,239              11,742            12,295
6/93                                   13,743             13,450              12,940            13,550
6/94                                   13,917             13,584              13,069            13,685
6/95                                   15,062             14,503              13,928            14,584
6/96                                   15,896             15,244              14,673            15,365
6/97                                   17,013             16,225              15,634            16,371

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                                     Since
                                   Inception
                      1 Year       (9/16/94)
                      ------       ---------
  Class B              5.87%         5.51%
  Class B**            1.87%         4.51%

** Reflects Applicable Contingent Deferred Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                 LEHMAN BROTHERS      INTERMEDIATE
  MEASUREMENT PERIOD             7 YEAR MUNICIPAL    MUNICIPAL BOND
(FISCAL YEAR COVERED)                  BOND           FUNDS INDEX         CLASS B**           CLASS B
---------------------            ----------------    --------------       ---------           -------
9/94                                 $10,000             $10,000           $10,000            $10,000
6/95                                  10,824              10,735            10,482             10,482
6/96                                  11,424              11,283            10,970             10,970
6/97                                  12,226              12,010            11,314             11,614

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Paragon Louisiana Tax-Free Fund for the period prior to the commencement of operations of The One Group Louisiana Municipal Bond Fund on March 26, 1996. Performance for the Fiduciary Shares is based on Class A Share performance adjusted to reflect the absence of sales charges.

The performance of the Louisiana Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lipper Intermediate Municipal Bond Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                The One Group West Virginia Municipal Bond Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE
The One Group West Virginia Municipal Bond Fund Fiduciary share class posted a total return of 2.84% for the period from January 20, 1997 (the Fund's inception date), to June 30, 1997. (For information on other share classes and performance comparisons to indexes, please see page 18.)

The 30-day SEC yield on the Fund's Fiduciary share class was 4.33% on June 30. (For investors in the 39.6% federal income tax bracket and the 6.5% West Virginia state bracket, the June 30 yield translates into a 7.66% tax-equivalent yield.)

With high-quality, intermediate-term municipal securities trading in a narrow interest rate range during the period, there were only modest price improvements, and, thus, the majority of total return came from interest income.

STRATEGIES AND TACTICS
We focused on high-quality, full coupon (at par or a slight premium price), intermediate-term bonds with good call structures. (Call refers to a bond issuer's right to repay, or "call," the loan prior to the maturity date.) Structure is an important consideration for the Fund's investments because the supply of potential investments can be small. Rather than emphasize a particular strategy or market sector, we must focus on securities with good call structures--meaning that there is little difference between the call date and the maturity date. Bonds with these characteristics should provide slightly higher income and better price performance during periods of interest-rate volatility.

In addition, we employ a "buy and hold" strategy rather than actively trading the Fund. This is primarily due to the fact that this is single-state fund, and the availability of good securities can be limited at times.

The Fund's average quality remained high throughout the period, due to many bonds being escrowed or insured. More than 76% of the portfolio was rated AA or better on June 30, 1997, and the average quality of the portfolio on that date was AA.

The Fund's duration on June 30, 1997, was 5.0 years, slightly lower than the average of 5.25 years for other funds with similar investment objectives. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) This was due primarily to the passage of time, which effectively lowers duration, rather than to a specific investment strategy.

OUTLOOK
We believe that the current market climate, including modest interest rate volatility, should continue over the upcoming months. This suggests that interest income will remain the leading force in the fixed-income market for the near term.

Looking ahead, though, there is concern among investors that the expanding economy and a tight labor market eventually may lead to higher inflation. Fears regarding the Federal Reserve's reaction to this scenario have caused us to take a cautious approach toward extending the portfolio's duration.


/s/ DAVID M. SIVINSKI, CFA

David M. Sivinski, CFA
Fund Manager


/s/ GARY J. MADICH, CFA

Gary J. Madich, CFA
Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                The One Group West Virginia Municipal Bond Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                  1 Year    5 Year     10 Year
                  ------    ------    ---------
  Fiduciary       7.37%     5.76%       6.60%

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                        LIPPER
                                LEHMAN BROTHERS      INTERMEDIATE
 MEASUREMENT PERIOD             7 YEAR MUNICIPAL    MUNICIPAL BOND
(FISCAL YEAR COVERED)                 BOND           FUNDS INDEX          FIDUCIARY
---------------------          -----------------    --------------        ---------
6/87                               $10,000             $10,000             $10,000
6/88                                10,742              10,611              10,644
6/89                                11,965              11,474              11,455
6/90                                12,773              12,184              12,251
6/91                                13,909              13,195              13,182
6/92                                15,428              14,552              14,323
6/93                                17,088              15,991              15,476
6/94                                17,302              16,150              15,975
6/95                                18,723              17,243              16,871
6/96                                19,760              18,124              17,650
6/97                                21,154              19,291              18,950

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                  1 Year    5 Year     10 Year
                  ------    ------     -------
  Class A         7.47%     5.57%       6.37%
  Class A*        2.65%     4.60%       5.89%

* Reflects 4.50% Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                 LEHMAN BROTHERS       INTERMEDIATE
  MEASUREMENT PERIOD             7 YEAR MUNICIPAL     MUNICIPAL BOND
(FISCAL YEAR COVERED)                  BOND            FUNDS INDEX          CLASS A*           CLASS A
---------------------            ----------------     --------------        --------           -------
6/87                                 $10,000             $10,000             $ 9,550           $10,000
6/88                                  10,742              10,611              10,134            10,618
6/89                                  11,965              11,474              10,873            11,398
6/90                                  12,773              12,184              11,611            12,161
6/91                                  13,909              13,195              12,453            13,053
6/92                                  15,428              14,552              13,501            14,148
6/93                                  17,088              15,991              14,548            15,249
6/94                                  17,302              16,150              14,978            15,701
6/95                                  18,723              17,243              15,785            16,540
6/96                                  19,760              18,124              16,472            17,261
6/97                                  21,154              19,291              17,705            18,550

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                  1 Year    5 Year     10 Year
                  ------    ------     -------
  Class B         6.63%     4.86%       5.68%
  Class B**       2.63%     4.69%       5.68%

** Reflects Applicable Contingent Deferred Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                 LEHMAN BROTHERS      INTERMEDIATE
  MEASUREMENT PERIOD             7 YEAR MUNICIPAL    MUNICIPAL BOND
(FISCAL YEAR COVERED)                  BOND           FUNDS INDEX         CLASS B**           CLASS B
---------------------            ----------------    --------------       ---------           -------
6/87                                 $10,000             $10,000           $10,000             $10,000
6/88                                  10,742              10,611            10,550              10,550
6/89                                  11,965              11,474            11,253              11,253
6/90                                  12,773              12,184            11,929              11,929
6/91                                  13,909              13,195            12,724              12,724
6/92                                  15,428              14,552            13,703              13,703
6/93                                  17,088              15,991            14,674              14,674
6/94                                  17,302              16,150            15,011              15,011
6/95                                  18,723              17,243            15,711              15,711
6/96                                  19,760              18,124            16,290              16,290
6/97                                  21,154              19,291            17,371              17,371

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the West Virginia Municipal Bond Collective Trust Fund for the period prior to the commencement of operations of The West Virginia Municipal Bond Fund on January 20, 1997, adjusted to reflect the deduction of fees and expenses (absent any waivers) applicable to the Fiduciary, Class A and Class B shares of the West Virginia Municipal Bond Fund. The West Virginia Municipal Bond Collective Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the West Virginia Municipal Bond Collective Trust Fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the West Virginia Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lehman Brothers 7 Year Municipal Bond Index for all classes consists of the average monthly returns of the Lehman Brothers Municipal Bond Index from June 1987 through December 1989. Thereafter, the data are from the Lehman Brothers 7 Year Municipal Bond Index which corresponds with the initiation of the Index on January 1, 1990.

The Lipper Intermediate Municipal Bond Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

                   The One Group Arizona Municipal Bond Fund
Portfolio Performance Review
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

PERFORMANCE
The One Group Arizona Municipal Bond Fund Fiduciary share class posted a total return of 2.90% for the period from January 20, 1997 (the Fund's inception date), to June 30, 1997. (For information on other share classes and performance comparisons to indexes, please see page 20.)

In general, the supply of municipal bonds nationwide has been down. In Arizona, though, there has been a healthy flow of new issues. This typically would have a negative effect on Arizona bond values, but strength in the Arizona economy has helped the state's bonds maintain quality and market acceptance.

The Fund's 30-day SEC yield (Fiduciary share class) remained steady throughout the period, and on June 30, 1997, it was 4.36%. (For investors in the 39.6% federal income tax bracket and the 5.6% Arizona state bracket, the June 30 yield translates into a 7.65% tax-equivalent yield.)

The Fund's total return was comprised mostly of interest income rather than price appreciation. Interest-rate volatility was prevalent during the period, as rates were up during the first part of 1997 and down since mid-April. For example, a 10-year insured Arizona bond traded around 4.85% at the beginning of 1997. The market then reversed with rates topping 5.30% in mid-April. As the economy cooled during the second quarter of 1997, rates again were near their early-1997 levels.

STRATEGIES AND TACTICS
The Fund was overweighted in short-maturity, high-coupon bonds early in the period, which suppressed share price appreciation as the market improved. Longer-maturity, lower-quality bonds provided the best total return over the period. Furthermore, the Fund had little exposure to the hospital and housing sectors, which offered particularly strong performance.

To compensate, we reduced the Fund's position in prerefunded bonds and purchased discounted school district and city government obligations throughout Arizona. The Fund's good performance during the period can be attributed to newer holdings with better structures and slightly longer maturities.

Our ability to restructure the portfolio has been limited somewhat by our desire to minimize capital gains. The Fund's duration has remained at the low end of our targeted range. On June 30, 1997, the portfolio's duration was 5.4 years. (Duration is a measure of a fund's sensitivity to interest rate changes. A higher duration indicates greater sensitivity; a lower duration indicates less.)

In the future, we expect to lengthen the Fund's average maturity and duration, but within the parameters of an intermediate fund. We also plan to increase the Fund's weighting in multi-family housing bonds, hospital bonds and, possibly, industrial development bonds. However, the core philosophy of the Fund will not change. We will continue to maintain a portfolio of quality issues with a maturity structure that reduces credit risk and price fluctuations.

OUTLOOK
Looking ahead, we believe that the economic conditions should remain similar to what they were over the past year. This should create an accommodative environment for bonds. Our challenge is to provide a solid total return while maintaining an attractive income level for shareholders. Over the coming months we expect to see a reduction in supply of municipal bonds. If more money shifts into the municipal market from the equity market, a supply crunch could develop. Consequently, we plan to keep the Fund's cash position at a minimum.

/s/ TODD CURTIS

Todd Curtis, CFA
Fund Manager

/s/ GARY J. MADLICH

Gary J. Madich, CFA

Senior Managing Director of Fixed-Income Securities

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

                   The One Group Arizona Municipal Bond Fund
Portfolio Performance Review, continued
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                  1 Year    5 Year     10 Year
                  ------    ------     -------
  Fiduciary       7.27%     5.88%       6.92%

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                        LIPPER
                                LEHMAN BROTHERS      INTERMEDIATE
 MEASUREMENT PERIOD             7 YEAR MUNICIPAL    MUNICIPAL BOND
(FISCAL YEAR COVERED)                 BOND           FUNDS INDEX          FIDUCIARY
---------------------          -----------------    --------------        ---------
6/87                                $10,000            $10,000             $10,000
6/88                                 10,742             10,611              10,570
6/89                                 11,965             11,474              11,588
6/90                                 12,773             12,184              12,253
6/91                                 13,909             13,195              13,251
6/92                                 15,428             14,552              14,680
6/93                                 17,088             15,991              16,100
6/94                                 17,302             16,150              16,356
6/95                                 18,723             17,243              17,495
6/96                                 19,760             18,124              18,208
6/97                                 21,154             19,291              19,533

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                  1 Year    5 Year     10 Year
                  ------    ------     -------
  Class A         5.56%     5.33%       6.51%
  Class A*        0.79%     4.36%       6.02%

* Reflects 4.50% Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                 LEHMAN BROTHERS       INTERMEDIATE
  MEASUREMENT PERIOD             7 YEAR MUNICIPAL     MUNICIPAL BOND
(FISCAL YEAR COVERED)                  BOND            FUNDS INDEX          CLASS A*           CLASS A
---------------------            ----------------     --------------        --------           -------
6/87                                  $10,000            $10,000             $ 9,550           $10,000
6/88                                   10,742             10,611              10,069            10,544
6/89                                   11,965             11,474              11,012            11,531
6/90                                   12,773             12,184              11,615            12,162
6/91                                   13,909             13,195              12,529            13,120
6/92                                   15,428             14,552              13,846            14,499
6/93                                   17,088             15,991              15,148            15,862
6/94                                   17,302             16,150              15,351            16,074
6/95                                   18,723             17,243              16,378            17,150
6/96                                   19,760             18,124              17,004            17,805
6/97                                   21,154             19,291              17,950            18,796

          AVERAGE ANNUAL

 TOTAL RETURN AS OF JUNE 30, 1997

                  1 Year    5 Year     10 Year
                  ------    ------     -------
  Class B         4.68%     4.61%       5.81%
  Class B**       0.68%     4.44%       5.81%

** Reflects Applicable Contingent Deferred Sales Charge.

                              VALUE OF $10,000 INVESTMENT
                              ---------------------------
                                                         LIPPER
                                 LEHMAN BROTHERS      INTERMEDIATE
  MEASUREMENT PERIOD             7 YEAR MUNICIPAL    MUNICIPAL BOND
(FISCAL YEAR COVERED)                  BOND           FUNDS INDEX         CLASS B**           CLASS B
---------------------            ----------------    --------------       ---------           -------
6/87                                $10,000             $10,000            $10,000            $10,000
6/88                                 10,742              10,611             10,476             10,476
6/89                                 11,965              11,474             11,383             11,383
6/90                                 12,773              12,184             11,929             11,929
6/91                                 13,909              13,195             12,785             12,785
6/92                                 15,428              14,552             14,038             14,038
6/93                                 17,088              15,991             15,259             15,259
6/94                                 17,302              16,150             15,363             15,363
6/95                                 18,723              17,243             16,286             16,286
6/96                                 19,760              18,124             16,798             16,798
6/97                                 21,154              19,291             17,584             17,584

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Arizona Municipal Bond Collective Trust Fund for the period prior to the commencement of operations of the Arizona Municipal Bond Fund on January 20, 1997, adjusted to reflect the deduction of fees and expenses (absent any waivers) applicable to the Fiduciary, Class A and Class B shares of the Arizona Municipal Bond Fund. The Arizona Municipal Bond Collective Trust Fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the Arizona Municipal Bond Collective Trust Fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the Arizona Municipal Bond Fund is measured against the Lehman Brothers 7 Year Municipal Bond Index, an unmanaged index comprised of investment grade municipal bonds with maturities close to seven years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management. By contrast, the performance of the fund reflects the deduction of these value-added services as well as the deduction of sales charges on Class A Shares and applicable contingent deferred sales charges on Class B Shares.

The Lehman Brothers 7 Year Municipal Bond Index for all classes consists of the average monthly returns of the Lehman Brothers Municipal Bond Index from June 1987 through December 1989. Thereafter, the data are from the Lehman Brothers 7 Year Municipal Bond Index which corresponds with the initiation of the Index on January 1, 1990.

The Lipper Intermediate Municipal Bond Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS (99.8%):
Alabama (0.1%):
 $   500     Docks Department, Facilities
               Revenue, 7.30%, 10/1/01, Callable
               10/1/98 @102, BIG.................   $    528
                                                    --------
                                   Alaska (0.2%):
   1,000     Anchorage, GO, 6.00%, 10/1/10,
               FGIC..............................      1,081
                                                    --------
Arizona (2.7%):
   1,000     Educational Loan Marketing Corp.,
               AMT, 7.30%, 9/1/03, Callable
               9/1/99 @102, MBIA.................      1,054
   1,000     Educational Loan Marketing Corp.,
               AMT, 7.35%, 9/1/04, Callable
               9/1/99 @102, MBIA.................      1,054
     775     Educational Loan Marketing Corp.,
               AMT, 7.38%, 9/1/05, Callable
               9/1/99 @102, MBIA.................        815
   1,105     Maricopa County Development
               Authority, Multifamily Housing,
               5.65%, 1/1/09, Callableb 1/1/07
               @101..............................      1,112
   1,280     Maricopa County Development
               Authority, Multifamily Housing,
               6.05%, 7/1/17, Callable 1/1/07
               @101..............................      1,288
   1,000     Northern Arizona University, 6.50%,
               6/1/10, FGIC......................      1,137
     700     Phoenix Industrial Development
               Authority, 6.00%, 12/1/10,
               Callable 12/1/03 @102.............        705
   2,835     Phoenix Airport Revenue, AMT, Series
               D, 6.00%, 7/1/06, MBIA............      3,055
   2,060     Pima County, Arizona Industrial
               Development Authority, 5.45%,
               4/1/10, Callable 4/1/07 @102,
               MBIA..............................      2,096
                                                    --------
                                                      12,316
                                                    --------
Arkansas (0.7%):
   1,195     Sebastian County, Community Junior
               College, 5.30%, 4/1/09, Callable
               4/1/07 @101, AMBAC................      1,209
   1,060     Sebastian County, Community Junior
               College, 5.35%, 4/1/10, Callable
               4/1/07 @101, AMBAC................      1,068
   1,000     State Capital Appreciation, Series
               97A, 0.00%, 6/1/14................        392
     585     State Development Authority, Single
               Family Mortgage Revenue, Series G,
               5.50%, 1/1/10.....................        596
                                                    --------
                                                       3,265
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
California (5.6%):
 $ 2,000     ABAG Finance Authority for Nonprofit
               Corp., Multi-Family Housing
               Revenue, AMT, 5.70%, 11/1/26,
               Callable 11/1/06 @100.............   $  2,060
   1,945     ABAG Finance Authority, Multi-Family
               Housing Revenue, AMT, 6.75%,
               4/20/07, GNMA.....................      2,115
     500     Castaic Lake Water Agency,
               Certificates Partnership, Water
               System Improvement Project, 7.00%,
               8/1/04, Callable 8/1/00 @102,
               MBIA..............................        550
   1,000     Escondido Multifamily Housing,
               Series 97B, 5.40%, 1/1/27,
               Mandatory Put 7/1/07 @100.........      1,013
   1,250     Housing Finance Agency Revenue, AMT,
               Series G, 5.70%, 8/1/07, Callable
               8/1/05 @102, MBIA.................      1,290
     290     Housing Finance Agency Revenue, Home
               Mortgage, Series F, 7.00%, 8/1/02,
               Callable 2/1/00 @102..............        303
   1,750     Riverside County, CA, 5.75%,
               6/1/09............................      1,871
   3,000     Sacramento Municipal Utility
               District, 5.40%, 11/15/06,
               Callable 11/15/03 @102, FSA.......      3,087
   1,000     San Francisco City & County
               Airports, Common International
               Airport Revenue, 6.30%, 5/1/11,
               Callable 5/1/02 @102, AMBAC.......      1,075
   5,000     San Francisco City & County
               Utilities, 5.00%, 11/1/17,
               Callable 11/1/06 @101.5...........      4,758
   1,000     Southern Public Power Authority,
               Transmission Project, Revenue,
               0.00%, 7/1/15, MBIA...............        369
   1,000     State, 7.00%, 10/1/07...............      1,180
   5,975     State Public Works, Department of
               Corrections, Bridge Lease, 5.50%,
               1/1/14, Callable 1/1/06 @102,
               AMBAC.............................      6,025
                                                    --------
                                                      25,696
                                                    --------
Colorado (10.7%):
   3,290     Arapahoe County, Capital
               Improvements, Project E-470,
               0.00%, 8/31/03....................      2,412
   1,135     Arapahoe County, School District #
               001 Englewood, 0.00%, 11/1/09.....        600
   1,580     Boulder County, Revenue, NCAR
               Project, 6.90%, 12/1/07, Callable
               12/1/01 @101......................      1,729

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 1,000     Denver City & County, Airport
               Revenue, AMT, 6.75%, 11/15/13,
               Callable 11/15/02 @102, MBIA......   $  1,086
   2,000     Denver City & County, Airport
               Revenue, Series B, AMT, 5.75%,
               11/15/09, Callable 11/15/06 @102,
               MBIA..............................      2,066
   2,645     Denver City & County, Airport
               Revenue, Series B, AMT, 7.50%,
               11/15/25, Callable 11/15/97
               @102..............................      2,724
   9,750     Denver City & County, School
               District # 1, GO, 0.00%,
               12/1/06...........................      6,077
   1,000     Denver City & County, School
               District, No. 001, GO Refunding,
               6.50%, 12/1/10....................      1,137
   3,000     El Paso County, School District,
               7.13%, 12/1/19, Callable 12/1/07
               @125..............................      3,693
   1,135     Health Facilities Authority Revenue,
               6.40%, 1/1/10, Callable 1/1/07
               @101..............................      1,150
     825     Highlands Ranch Metropolitan
               District Co., 5.75%, 9/1/10,
               AMBAC.............................        877
   1,750     Highlands Ranch Metropolitan
               District Co., 5.75%, 9/1/12,
               AMBAC.............................      1,853
     370     Housing Finance Authority, 5.25%,
               5/1/05............................        372
   3,250     Housing Finance Authority Series 97
               B-3, 6.80%, 11/1/28, Callable
               5/1/07 @105.......................      3,569
     275     Housing Finance Authority, AMT,
               5.63%, 5/1/04.....................        281
   3,220     Housing Finance Authority, GO,
               Series A, 6.40%, 8/1/06, Callable
               8/1/02 @102, MBIA.................      3,363
     800     Housing Finance Authority,
               Refunding, Single Family, Series
               D, 5.65%, 12/1/04, Callable 5/1/03
               @100..............................        818
     805     Housing Finance Authority, Single
               Family Program, Series F, AMT,
               6.75%, 12/1/04....................        831
     500     Jefferson County, Partnership,
               6.45%, 12/1/04, Callable 12/1/02
               @102, MBIA........................        550
   3,000     Meridian Metropolitan District,
               7.50%, 12/1/11, Callable 12/1/01
               @101..............................      3,297
   1,000     Mountain Village Metropolitan
               District, San Miguel County, GO,
               8.10%, 12/1/11, Callable 12/1/02
               @101..............................      1,125
   4,500     Northern Colorado Water Conservancy,
               6.00%, 12/1/15, Callable 7/10/97
               @100..............................      4,507
   1,620     Pueblo County, Single Family
               Mortgage Revenue, 6.40%, 11/1/13,
               Callable 11/1/04 @102.............      1,691


SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 1,065     Student Obligation, 6.00%, 9/1/01...   $  1,108
     740     Student Obligation Bond Authority,
               Student Loan Revenue, AMT, 7.25%,
               9/1/05, Callable 9/01/00 @100.....        772
   1,250     Summit County, School District No.
               1, Refunding, 6.75%, 12/1/04,
               FGIC..............................      1,411
                                                    --------
                                                      49,099
                                                    --------
Connecticut (2.3%):
   1,000     Bridgeport, Refunding, 6.50%,
               9/1/08, AMBAC.....................      1,128
   1,575     Series A, 5.30%, 5/15/10, Callable
               5/15/06 @101......................      1,586
   2,475     State GO, Series B, 6.00%,
               10/1/05...........................      2,684
   1,015     State Health & Educational
               Facilities, Series 97E, 5.50%,
               7/1/09, Callable 7/1/07 @102......      1,020
   1,765     State Housing Finance Authority,
               6.70%, 11/15/12, Callable 11/15/02
               @102..............................      1,864
   2,000     State Resource Recovery Authority,
               5.75%, 11/15/07, MBIA.............      2,134
                                                    --------
                                                      10,416
                                                    --------
Florida (5.7%):
     410     Broward County, Florida Resource
               Recovery Revenue, North, 7.95%,
               12/1/08, Callable 12/1/99 @103....        447
     435     Broward County, Florida Resource
               Recovery Revenue, South, 7.95%,
               12/1/08, Callable 12/1/99 @103....        474
   1,300     Broward County, Housing Authority,
               5.55%, 7/1/09, Callable 7/1/06
               @102..............................      1,317
   2,000     Broward County, Housing Finance
               Authority, Single Family Mortgage
               Revenue, AMT, 5.00%, 10/1/29,
               Callable 4/1/07 @102..............      2,037
   1,500     Cape Coral Special Obligation
               Revenue Water Improvements,
               Special Assessment - Water
               Utility, 6.38%, 6/1/09, Callable
               6/1/02 @102, FSA..................      1,620
     420     Cape Coral, Split Obligations, Waste
               Revenue, 6.25%, 6/1/06, Callable
               6/1/02 @102, FSA..................        456
   1,070     Clay County, Housing Finance
               Authority Revenue, Single Family
               Mortgage, AMT, 6.25%, 9/1/13,
               Callable 3/1/05 @102..............      1,106

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 $ 1,370     Clay County, Housing Financial
               Authority Revenue, Single Family
               Mortgage, AMT, 6.20%, 9/1/11,
               Callable 3/1/05 @102..............   $  1,413
   2,010     Clay County, Housing Financial
               Authority, AMT, 5.25%, 10/1/07,
               Callable 4/1/07 @102..............      2,017
   1,000     Dade County, Aviation Revenue,
               Series A, 6.00%, 10/1/08, Callable
               10/1/05 @102, AMBAC...............      1,084
   1,155     Department of Corrections,
               Okeechobee Correctional Facility,
               6.00%, 3/1/06, Callable 3/1/05
               @102, AMBAC.......................      1,251
   2,000     Escambia County, Housing Finance
               Authority, Multifamily Housing
               Revenue, 5.75%, 4/1/04, Callable
               12/30/03 @100, GNMA...............      2,038
   1,185     Indian River County, Hospital
               Revenue, 5.95%, 10/1/09, Callable
               1/1/07 @102, FSA..................      1,266
   1,285     Indian River County, Hospital
               Revenue, 6.00%, 10/1/10, Callable
               1/1/07 @102, FSA..................      1,368
     260     Manatee County, Housing Finance
               Authority Mortgage Revenue, 6.38%,
               11/1/05...........................        263
     560     Manatee County, Housing Finance
               Authority Revenue, 6.75%,
               11/1/13...........................        588
   1,000     Orlando Water and Electricity
               Revenue, 8.00%, 4/1/03............      1,175
   1,500     Pinellas County Housing, AMT, Series
               A, 6.85%, 3/1/29, Callable 3/1/07
               @102..............................      1,593
   6,300     Plantation Water & Sewer Revenue,
               0.00%, 3/1/07, MBIA...............      3,744
     830     Tampa Capital Improvement Program,
               Series B, 8.38%, 10/1/18, Callable
               10/1/98 @100......................        863
     555     Tampa Water & Sewer Revenue, 0.00%,
               10/1/05...........................        366
                                                    --------
                                                      26,486
                                                    --------
 Georgia (0.9%):
   1,500     Atlanta Airport Facilities, 6.50%,
               1/1/08, AMBAC.....................      1,697
   1,000     Atlanta Airport Facilities Revenue,
               Series A, 6.50%, 1/1/07, AMBAC....      1,124
   1,215     Columbus Water & Sewer Revenue,
               6.30%, 5/1/06, Callable 11/1/02
               @102, FGIC........................      1,318
                                                    --------
                                                       4,139
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Hawaii (1.4%):
 $ 1,000     Honolulu City & County, GO, 5.60%,
               4/1/08............................   $  1,047
   1,000     Honolulu City & County, GO, Series
               A, 5.60%, 4/1/07, FSA.............      1,053
   3,500     Honolulu City & County, GO, Series
               A, 7.35%, 7/1/08..................      4,173
                                                    --------
                                                       6,273
                                                    --------
Idaho (1.5%):
     965     Housing Agency, Single Family
               Mortgages, Series D1, 5.90%,
               7/1/06............................        996
   1,745     Student Loan Fund Marketing
               Association, Inc., 6.40%, 10/1/99,
               GSL...............................      1,775
   1,050     Student Loan Fund Marketing
               Association, Inc., Student Loan
               Revenue, 6.25%, 4/1/98............      1,057
     705     Student Loan Fund Marketing
               Association, Inc., Student Loan
               Revenue, AMT, 5.88%, 4/1/99.......        715
   1,300     University of Idaho, University
               Revenue, 5.75%, 4/1/06, FSA.......      1,387
   1,060     University of Idaho, University
               Revenue, 5.50%, 4/1/13, Callable
               4/1/07 @101, MBIA.................      1,076
                                                    --------
                                                       7,006
                                                    --------
Illinois (7.3%):
   3,500     Chicago Board of Education, 5.80%,
               12/1/17, Callable 12/1/07 @102,
               AMBAC.............................      3,565
   1,000     Chicago Metro Water Reclamation
               District - Greater Chicago Capital
               Improvements, GO, 7.25%,
               12/1/12...........................      1,211
   4,245     Chicago Metro Water Reclamation
               District - Greater Chicago Capital
               Improvements, GO, 6.25%, 12/1/14,
               Callable 12/1/05 @100.............      4,541
   3,045     Chicago Park District, GO, 6.35%,
               11/15/08, Callable 11/15/05 @102,
               MBIA..............................      3,352
   2,585     Chicago Water Revenue, 6.50%,
               11/1/10, FGIC.....................      2,904
   1,770     Chicago, Single Family Mortgage
               Revenue, 0.00%, 10/1/09, Callable
               4/1/98 @48.84, MBIA...............        757
   1,450     Chicago, Single Family Mortgage
               Revenue, 0.00%, 10/1/09, Callable
               10/1/05 @78.60, MBIA..............        660

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
 $ 7,000     Development Finance Authority,
               Pollution Control Revenue, 7.25%,
               6/1/11, Callable 6/1/01 @102......   $  7,596
     935     Evanston Residential Mortgage,
               6.38%, 1/1/09, Callable 7/1/02
               @102, AMBAC.......................        984
     555     Health Facilities Authority Revenue,
               7.90%, 8/15/03, Callable 8/1/97
               @102, MBIA........................        568
   1,645     Health Facilities Authority Revenue,
               6.13%, 11/15/07, Callable 11/15/04
               @102, MBIA........................      1,779
   1,500     Health Facilities Authority Revenue,
               6.75%, 1/1/10, Callable 1/1/00
               @102, FGIC........................      1,594
   2,500     Student Assistance, Student Loan
               Revenue, AMT, Series M, 6.60%,
               3/1/07, Callable 3/1/02 @102......      2,647
   1,350     Winnebago County, School District No
               122, Harlem-Loves Park, Refunding,
               6.35%, 6/1/07, FGIC...............      1,506
                                                    --------
                                                      33,664
                                                    --------
Indiana (3.2%):
   2,150     Brownsburg Indiana Building, 5.50%,
               2/1/15, Callable 2/1/07 @102,
               MBIA..............................      2,140
     500     Columbus Sewer Works Revenue, 7.10%,
               2/15/00...........................        534
   1,000     Fort Wayne Hospital Authority,
               Parkview Memorial Hospital
               Project, Series A, 7.50%,
               11/15/11, Callable 11/15/99 @102,
               FGIC..............................      1,082
     705     Fremont Middle School Building
               Corp., 6.60%, 9/15/04, Prerefunded
               3/15/02 @101, AMBAC...............        775
     700     Health Facility Financing Authority,
               Hospital Revenue, Lutheran
               Hospital Indiana, 7.25%, 2/15/06,
               Callable 3/15/02 @101, AMBAC......        747
     500     Indiana State University, 6.90%,
               8/1/03, Callable 8/1/00 @102......        546
   2,855     Indianapolis Economic Development
               Revenue, Knob-in-the-Woods
               Project, 6.38%, 12/1/04, Manadtory
               Put 12/1/04 @100..................      3,085
     500     Lawrence Township School District,
               6.75%, 1/5/05.....................        558

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
 $ 1,500     New Albany Floyd County, Indiana
               School Building, 6.20%, 7/1/03....   $  1,625
   1,500     New Albany Floyd County, Indiana
               School Building, 6.20%, 7/1/04....      1,633
   1,000     Noblesville Hamilton County,
               Building, 7.00%, 2/1/13,
               Prerefunded 2/1/01 @102...........      1,104
   1,000     State Vocational Technical College
               Building Facilities Fee, 6.50%,
               7/1/07, Callable 1/1/05 @102,
               AMBAC.............................      1,120
                                                    --------
                                                      14,949
                                                    --------
Iowa (1.4%):
     700     Des Moines Water Revenue, Series B,
               5.50%, 12/1/04, Callable 12/1/01
               @100..............................        721
   1,710     Finance Authority, 6.35%, 7/1/09,
               Callable 1/1/03 @102, AMBAC.......      1,791
   1,000     Finance Authority, Private College
               Revenue, 5.75%, 12/1/08, MBIA.....      1,063
     880     Finance Authority, Single Family
               Mortgage, Series F, 6.15%, 7/1/04,
               Callable 1/1/03 @102, AMBAC.......        903
     500     Sioux City Iowa Water Revenue,
               6.05%, 6/1/06, Callable 6/1/00
               @100..............................        515
   1,500     Student Loan Liquidity Corp.,
               Student Loan Revenue, Series C,
               6.50%, 12/1/99, AMBAC.............      1,564
                                                    --------
                                                       6,557
                                                    --------
Kansas (0.4%):
   1,750     Wichita Hospital Revenue, St.
               Francis Regional Hospital, 6.25%,
               10/1/10, Callable 10/1/02 @102,
               MBIA..............................      1,865
                                                    --------
Kentucky (1.2%):
     845     Campbell & Kenton Counties,
               Sanitation District #1, 6.50%,
               8/1/05, ETM.......................        859
   2,855     Junction City, Kentucky College
               Revenue, 5.88%, 4/1/17, Callable
               4/1/07 @102.......................      2,929
   1,000     Kenton County, Public Properties
               Corp., 5.63%, 12/1/12, Callable
               12/1/06 @101......................      1,015
   2,000     Owensboro Electric Light & Power
               Revenue, 0.00%, 1/1/09, Callable
               1/1/98 @33.44, BIG................        648
                                                    --------
                                                       5,451
                                                    --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Louisiana (1.4%):
 $   246     Housing Agency Mortgage Revenue,
               7.80%, 12/1/09, Callable 6/1/04
               @105, GNMA........................   $    275
   1,710     Jefferson Parish Louisiana Home
               Mortgage, AMT, Series A, 5.45%,
               12/1/08...........................      1,733
   2,000     Public Facilities Authority Revenue,
               AMT, 6.75%, 9/1/06, Callable
               9/1/02 @102.......................      2,121
   2,000     St. Charles Parish Pollution
               Control, 8.25%, 6/1/14, Callable
               6/1/99 @103.......................      2,169
                                                    --------
                                                       6,298
                                                    --------
 Maine (0.1%):
     535     State Street Housing Preservation
               Corp., 100 State Street Project,
               7.20%, 1/1/02.....................        566
                                                    --------
 Maryland (0.3%):
   1,150     Anne Arundel County, GO, Series B,
               AMT, 7.70%, 3/15/06, Callable
               3/15/99 @102......................      1,232
     650     Prince Georges County, Maryland
               Housing Authority, 0.00%, 9/1/08,
               ETM...............................        364
                                                    --------
                                                       1,596
                                                    --------
 Massachusetts (2.1%):
   1,650     Beverly Massachusetts, 6.60%,
               3/15/09, Callable 3/15/04 @102,
               FSA...............................      1,824
     760     Education Loan Authority, AMT,
               7.25%, 1/1/09, Callable 1/1/01
               @102..............................        815
     860     Health & Educational Facilities,
               6.13%, 7/1/04, Callable 7/1/02
               @102..............................        911
   2,030     State Port Authority Revenue,
               Special Facilities, US Air
               Project, Series A, AMT, 5.50%,
               9/1/10, MBIA......................      2,038
   2,400     State, GO, Series C, 6.00%,
               8/1/09............................      2,605
   1,465     Worcester, GO, Series A, 6.10%,
               5/1/08, Callable 5/1/05 @102,
               MBIA..............................      1,590
                                                    --------
                                                       9,783
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Michigan (1.0%):
 $   780     Detroit Convention Facilities,
               5.25%, 9/30/12, Callable 9/30/03
               @102..............................   $    744
   2,000     State Hospital Finance Authority
               Revenue, Mercy Mount Clemens
               Corp., 6.25%, 5/15/11, Callable
               5/15/01 @102......................      2,091
   1,500     State Hospital Finance Authority,
               Series A, 8.10%, 10/1/13, Callable
               10/1/05 @102......................      1,725
                                                    --------
                                                       4,560
                                                    --------
Minnesota (0.3%):
   1,500     Northern Municipal Power Agency,
               Minnesota Electric, Series A,
               5.90%, 1/1/07, Callable 1/1/03
               @102, AMBAC.......................      1,599
                                                    --------
Mississippi (0.3%):
   1,475     Home Corp., Single Family Series D,
               5.25%, 7/1/12, Callable 7/1/07
               @105, FNMA/GNMA...................      1,591
                                                    --------
Missouri (3.0%):
   1,895     Carthage Waterworks & Wastewater
               Treatment Systems, 6.30%, 7/1/09,
               Callable 7/1/04 @101, MBIA........      2,060
   1,520     Fort Zumwalt School District, 5.20%,
               3/1/09, Callable 3/1/07 @100,
               AMBAC.............................      1,523
   1,735     Fort Zumwalt School District, 5.30%,
               3/1/10, Callable 3/1/07 @100,
               AMBAC.............................      1,737
   1,480     Kansas City Industrial Development
               Authority, Multifamily Housing
               Revenue, Series A, AMT, 5.63%,
               7/1/05............................      1,527
   1,430     Kansas City Municipal Corp. Revenue,
               5.40%, 1/15/08, Callable 1/15/06
               @101, AMBAC.......................      1,473
   2,500     St. Louis Convention & Sports
               Complex, 5.50%, 8/15/13, Callable
               8/15/03 @102, MBIA................      2,505
   2,955     St. Louis Land Clearance
               Redevelopment Authority Housing
               Revenue, 5.95%, 7/1/22, Mandatory
               Put 4/1/07 @100, FNMA.............      3,099
                                                    --------
                                                      13,924
                                                    --------
Montana (0.3%):
   1,370     Montana Long Range Bombing Project,
               Series 96D, 5.25%, 8/1/16,
               Callable 8/1/06 @100..............      1,367
                                                    --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Nebraska (0.5%):
 $ 2,250     Higher Education Loan Program,
               Series A-6, AMT, 5.90%, 6/1/03....   $  2,317
                                                    --------
Nevada (2.9%):
   1,025     Douglas County, School District,
               Series A, 5.90%, 6/1/08, Callable
               6/1/02 @101, FGIC.................      1,073
   2,000     Las Vegas, Sewer Revenue, 6.60%,
               10/1/12, Callable 4/1/02 @102,
               FGIC..............................      2,214
     500     Municipal Bond Bank Project #32,
               7.00%, 8/1/05, ETM................        576
   1,000     Municipal Bond Bank Project #20-23A,
               7.00%, 7/1/01, ETM................      1,044
   3,010     Washoe County, School District, GO,
               6.13%, 8/1/07, Callable 8/1/02
               @101, MBIA........................      3,194
   5,000     Washoe County, Water Facilities
               Revenue, Sierra Pacific Power,
               AMT, 6.65%, 6/1/17, Callable
               12/1/02 @102, MBIA................      5,398
                                                    --------
                                                      13,499
                                                    --------
New Hampshire (0.3%):
   1,225     Higher Education & Health Facilities
               Authority Revenue, 6.25%, 1/1/06,
               Callable 7/1/04 @102..............      1,312
                                                    --------
New Jersey (0.4%):
   1,630     South Brunswick Township, 6.40%,
               8/1/07, Callable 8/1/05 @100,
               FGIC..............................      1,798
                                                    --------
New Mexico (2.9%):
     104     Albuquerque, 7.65%, 8/15/07, FGIC...        106
   1,000     Albuquerque Apartment Revenue, AMT,
               6.50%, 7/1/11, Callable 7/1/00
               @105, AMBAC.......................      1,086
   3,000     Albuquerque Gross Receipts Tax,
               5.38%, 7/1/01, Callable 7/1/99
               @100, MBIA........................      3,044
   1,195     Educational Assistance Foundation,
               Student Loan Revenue, Series A,
               AMT, 6.45%, 4/1/99, AMBAC.........      1,232
   2,070     Educational Assistance Foundation,
               Student Loan Revenue, Series A,
               AMT, 6.55%, 4/1/00, AMBAC.........      2,161
   5,455     Educational Assistance Foundation,
               Student Loan Revenue, Series A,
               AMT, 6.85%, 4/1/05, Callable
               4/1/02 @102, AMBAC................      5,816
                                                    --------
                                                      13,445
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
New York (2.1%):
 $ 1,815     Islip Resource Recovery, Series D,
               6.15%, 7/1/05, AMBAC..............   $  1,978
   1,500     Metropolitan Transportation, 6.38%,
               7/1/10, Callable 7/1/02 @102,
               FGIC..............................      1,626
   2,950     Monroe County, 6.10%, 3/1/08,
               Callable 3/1/01 @102, MBIA........      3,121
   1,395     Nassau County, 5.63%, 8/1/03,
               FGIC..............................      1,475
   1,655     State Dorm Authorized Revenue Bond,
               5.25%, 5/15/09....................      1,695
                                                    --------
                                                       9,895
                                                    --------
North Dakota (3.0%):
   1,000     Bismarck North Dakota Infrastructure
               Project, 8.60%, 10/1/02, Callable
               10/1/97 @100......................      1,010
     345     Fargo District Building Authority,
               5.88%, 4/15/08, Callable 4/15/05
               @100..............................        351
   1,100     Grand Forks Health Care System,
               5.30%, 8/15/10, Callable 8/15/07
               @102, MBIA........................      1,091
   3,700     Grand Forks Health Care System,
               5.60%, 8/15/17, Callable 8/15/07
               @102, MBIA........................      3,673
   6,050     Grand Forks Sales Tax Revenue Bond,
               5.10%, 12/15/10, Callable 12/15/07
               @100..............................      6,054
     630     Housing Finance Agency, AMT, 6.25%,
               7/1/09, Callable 7/1/04 @102......        644
   1,270     Water Development, 5.70%, 7/1/17,
               Callable 7/1/07 @100; AMBAC.......      1,273
                                                    --------
                                                      14,096
                                                    --------
Ohio (1.9%):
   1,000     Cuyahoga County, Hospital Revenue,
               University Hospital Health System,
               Series 96B, 6.00%, 1/15/05........      1,075
   1,600     Eaton Industrial Development, Baxter
               International Project, 6.50%,
               12/1/12, Callable 12/1/02 @102....      1,714
     500     Hamilton Waterworks Water Utility
               Improvement, 6.40%, 10/15/07,
               Callable 10/15/01 @102, MBIA......        543
     700     Olentangy Local School District,
               5.05%, 12/1/09, Callable 12/1/07
               @100..............................        697

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,270     Olentangy Local School District,
               5.15%, 12/1/10, Callable 12/1/07
               @100..............................   $  1,264
   1,500     State Higher Educational Facilities,
               5.15%, 5/15/10, Callable 5/15/07
               @102, MBIA........................      1,494
   2,000     State Higher Educational Facilities,
               5.25%, 11/1/16, Callable 11/1/06
               @101..............................      1,960
                                                    --------
                                                       8,747
                                                    --------
Oklahoma (0.6%):
   2,500     IDR, 6.25%, 8/15/12, Callable
               8/15/05 @102, AMBAC...............      2,685
                                                    --------
Oregon (2.4%):
   2,350     Jackson County, School District #5
               Ashland, GO, 5.70%, 6/1/07, FSA...      2,505
   1,000     Lane County, School District #52
               Bethel, GO, 6.00%, 6/1/06, FSA....      1,086
   3,630     Marion County, Oregon, 5.50%,
               10/1/05, AMBAC....................      3,804
   1,435     Port of Portland Airport Revenue,
               Series 7-A, 6.75%, 7/1/09,
               Callable 7/1/01 @101, MBIA........      1,557
   2,075     Washington County, School District
               No. 88, GO, 6.10%, 6/1/05,
               Callable 12/15/04 @100, FSA.......      2,253
                                                    --------
                                                      11,205
                                                    --------
Pennsylvania (4.4%):
   3,500     Allegheny County, GO, 0.00%,
               2/15/02, MBIA.....................      3,829
   3,200     Dauphin County, Industrial
               Development Authority, Pollution
               Control Revenue, 6.00%, 1/1/08,
               Callable 7/10/97 @100, MBIA.......      3,202
   1,500     Hospital Revenue Bond, 6.40%,
               1/1/06, Callable 1/1/05 @102,
               AMBAC.............................      1,653
   2,750     Indiana County, Industrial
               Development Authority, Pollution
               Control Revenue, 6.00%, 6/1/06,
               MBIA..............................      2,980
   1,000     McKeesport Area School District,
               Series B, 0.00%, 10/1/01..........        819
   2,350     Philadelphia Airport Revenue, Series
               A, AMT, 5.50%, 6/15/05, AMBAC.....      2,445
   2,500     Philadelphia Water & Waste, 5.65%,
               6/15/12, Callable 6/15/03 @102,
               FGIC..............................      2,506
   3,000     Southeastern Pennsylvania
               Transportation, 5.38%, 3/1/17,
               Callable 3/1/07 @102, FGIC........      2,967
                                                    --------
                                                      20,401
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Puerto Rico (0.1%):
 $   400     Tourism Financing Authority, 5.90%,
               7/1/08, Callable 1/1/05 @102,
               MBIA..............................   $    429
                                                    --------
Rhode Island (1.6%):
   1,000     Housing & Mortgage Financial Corp.,
               Series 15-B, 6.20%, 10/1/06,
               Callable 4/1/04 @102, MBIA........      1,043
   1,015     Providence, Refunding, 5.25%,
               1/15/08, Callable 1/15/07 @101,
               FSA...............................      1,022
   1,305     Providence, Refunding, 5.35%,
               1/15/09, Callable 1/15/07 @101,
               FSA...............................      1,311
   3,985     State Capital Development, Series
               97A, 5.00%, 8/1/09, Callable
               8/1/07 @101, MBIA.................      3,933
                                                    --------
                                                       7,309
                                                    --------
South Carolina (1.6%):
   1,760     Greenville School Public Facilities,
               5.60%, 3/1/10.....................      1,815
   1,045     Hilton Head Island, GO, 5.50%,
               8/1/09, MBIA......................      1,092
     250     Piedmont, Municipal Power Agency,
               Electric Revenue, Series A, 6.55%,
               1/1/16, Callable 1/1/98 @100......        251
   2,250     State Electric Expansion System,
               5.88%, 7/1/18, Callable 7/10/97
               @100..............................      2,251
     825     State Public Service, 5.88%, 7/1/18,
               Callable 7/10/97 @100, MBIA.......        825
   1,000     York County, School District #3, GO,
               5.40%, 3/1/08, Callable 3/1/06
               @101, FSA.........................      1,035
                                                    --------
                                                       7,269
                                                    --------
South Dakota (1.8%):
     350     Building Authority, 10.50%, 9/1/00,
               ETM...............................        366
   3,675     Health & Educational Facility
               Authority Revenue, St. Luke's
               Midland Regional Medical, 6.63%,
               7/1/11, Callable 7/1/01 @102,
               MBIA..............................      3,945
     250     State Lease Revenue, Series A,
               6.48%, 9/1/05, FSA................        275
     925     Student Loan Assistance Corp.,
               Series A, 8.00%, 8/1/98, Callable
               8/1/97 @102.......................        965
   2,745     Student Loan Assistance Corp.,
               Student Loan Revenue, Series B,
               AMT, 7.63%, 8/1/06, Callable
               8/1/99 @102, MBIA.................      2,901
                                                    --------
                                                       8,452
                                                    --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Tennessee (1.5%):
 $ 1,050     Chattanooga-Hamilton County,
               Hospital Authority, Hospital
               Revenue, 5.63%, 10/1/09, FSA......   $  1,099
   2,000     Housing Development, 6.20%, 7/1/18,
               Callable 7/1/05 @102..............      2,074
   1,330     Metropolitan Government Nashville &
               Davidson County, 7.00%, 1/1/14....      1,347
   1,460     Nashville & Davidson County, H & E,
               5.10%, 7/1/09, Callable 7/1/07
               @101..............................      1,459
   1,000     Trenton Industrial Development
               Revenue, Series A, 5.40%,
               10/1/02...........................      1,001
                                                    --------
                                                       6,980
                                                    --------
Texas (9.1%):
   2,800     Austin Housing Finance Corp., Single
               Family Mortgage Revenue, AMT,
               0.00%, 12/1/11....................      1,254
   1,000     Austin Utility Systems Revenue,
               0.00%, 5/15/08, MBIA..............        573
   5,000     Coastal Bend Health Facilities,
               Incarnate World Health Services,
               5.93%, 11/15/13, Callable 11/15/02
               @102, AMBAC.......................      5,088
   3,600     Grand Prairie Health Facilities
               Refunding, Dallas/Fort Worth
               Medical Center Project, 6.50%,
               11/1/04, AMBAC....................      3,972
   3,300     Grand Prairie Health Facilities
               Refunding, Dallas/Fort Worth
               Medical Center Project, 6.88%,
               11/1/10, AMBAC....................      3,693
   5,000     Harris County, Capital Appreciation,
               Toll Road, Sub-Lien A, GO, 0.00%,
               8/15/03, MBIA.....................      3,733
   3,700     Harris County, Capital Appreciation,
               Toll Road, Sub-Lien A, GO, 0.00%,
               8/15/05, MBIA.....................      2,471
   1,455     Health Facilities Development Corp.
               Hospital Revenue, All Saints
               Episcopal Hospital, 6.25%,
               8/15/12, Callable 8/15/03 @102,
               MBIA..............................      1,549
   1,085     Housing Agency Residential
               Development Revenue, Series D,
               AMT, 8.40%, 1/1/21, Callable
               7/1/97 @102.......................      1,133
   3,000     Panhandle Plains Texas Higher
               Education Inc., AMT, 5.55%,
               3/1/05............................      3,052
   1,000     Red River Authority, Pollution
               Control Revenue, AMT, 6.88%,
               4/1/17, Callable 4/1/02 @102......      1,076

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 1,500     San Antonio Electric & Gas, 6.50%,
               2/1/12, Callable 2/1/99 @101.5....   $  1,558
     600     San Antonio Electric & Gas,
               Refunding, Series B, 7.00%,
               2/1/09, Callable 2/1/99 @101.5....        628
   1,000     San Antonio Electric & Gas, Series
               B, 7.00%, 2/1/09, Callable 2/1/99
               @101.5............................      1,055
     345     Southeast Texas Housing Financial
               Corp., AMT, Series B, 6.75%,
               5/1/10............................        355
   1,330     State Higher Education Coordinating
               Board, Student Loan, AMT, 7.45%,
               10/1/06, Callable 10/1/01 @102....      1,423
   1,020     Texas Tech University Revenues,
               5.95%, 2/15/13, Callable 2/15/05
               @100, AMBAC.......................      1,058
   3,000     Turnpike Authority Dallas Northway,
               5.13%, 1/1/10, Callable 1/1/04
               @102, AMBAC.......................      2,978
   2,200     United Independent School District,
               5.25%, 8/15/14, Callable 8/15/06
               @100..............................      2,164
   3,000     University of Texas, Series 96 B,
               4.88%, 8/15/10, Callable 8/15/06
               @102..............................      2,898
                                                    --------
                                                      41,711
                                                    --------
Utah (0.8%):
   2,000     Intermountain Power Agency, Power
               Supply Revenue, Series B, 6.50%,
               7/1/09, MBIA......................      2,259
   1,385     State Housing Finance Authority,
               AMT, 6.35%, 7/1/12, Callable
               1/1/05 @102.......................      1,428
                                                    --------
                                                       3,687
                                                    --------
Vermont (0.4%):
     415     Housing Finance Agency Single
               Family, Series 4, 5.90%, 11/1/03,
               Callable 11/1/02 @102.............        427
   1,500     University of Vermont & State
               Agricultural College, Series 1973
               A, 5.80%, 7/1/13, Callable 8/1/97
               @101..............................      1,512
                                                    --------
                                                       1,939
                                                    --------
Virginia (1.2%):
   3,905     State Housing Development Authority,
               Commonwealth Mortgage, Series A,
               AMT, 6.80%, 7/1/06, AMBAC.........      4,152
   1,340     State Housing Development Authority,
               Commonwealth Mortgage, Series J,
               6.65%, 7/1/10, Callable 1/1/05
               @102%.............................      1,407
                                                    --------
                                                       5,559
                                                    --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Washington (3.1%):
 $ 1,830     Chelan County, Washington Public
               Utilities Revenue, 5.90%, 7/1/13,
               Mandatory Put 7/1/03 @102.........   $  1,863
   1,360     King County, School District #400,
               GO, 6.50%, 12/1/08................      1,542
   1,084     Kitsap County, Consolidated Housing,
               7.00%, 8/20/08, GNMA..............      1,176
   1,000     Seattle Light & Power Revenue,
               6.00%, 8/1/13, Callable 8/1/02
               @102..............................      1,026
   1,000     Seattle Solid Waste, Series B,
               7.00%, 5/1/03, Callable 5/1/99
               @102, BIG.........................      1,065
   3,000     Snohomish County, Public Utility
               District #001, Electric Revenue,
               6.00%, 1/1/13, Callable 1/1/03
               @102, FGIC........................      3,101
     700     State Certificates Partnership,
               Series A, 6.80%, 4/1/06, Callable
               4/1/01 @102.......................        750
   3,500     State Nuclear Project #1, Series A,
               6.00%, 7/1/08, AMBAC..............      3,753
                                                    --------
                                                      14,276
                                                    --------
West Virginia (1.5%):
   1,500     Board of Regents Revenue, Series A,
               5.90%, 4/1/04, ETM................      1,557
   2,495     Harrison County, Community Split
               Obligation, Series A, 6.25%,
               5/15/10...........................      2,757
     500     School Building Authority Revenue
               Capital Improvement, Series B,
               6.95%, 7/1/03, Prerefunded 7/1/00
               @102, MBIA........................        546
   2,000     State Housing Development Fund,
               Housing Finance, AMT, 7.20%,
               11/1/20, Callable 5/1/02 @102.....      2,122
                                                    --------
                                                       6,982
                                                    --------

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Wisconsin (0.4%):
 $ 1,500     Center District Tax Revenue Capital
               Appreciation, Senior Dedicated,
               Series A, 0.00%, 12/15/18, MBIA...   $    452
     500     Mukwonago School District, 5.80%,
               3/1/07, Prerefunded 3/1/02 @100,
               AMBAC.............................        528
   1,000     State, Series A, 6.30%, 5/1/07,
               Prerefunded 5/1/02 @100...........      1,080
                                                    --------
                                                       2,060
                                                    --------
Wyoming (1.2%):
     875     Community Development Authority
               Single Family Mortgage, Series A,
               7.25%, 6/1/07, Callable 6/1/01
               @102..............................        910
     600     State Farm Lane Board Capital
               Facilities Revenue Refunding,
               6.00%, 10/1/05, Callable 10/1/02
               @102..............................        640
   2,200     Student Loan Corp., Student Loan
               Revenue, AMT, 4.00%, 12/1/05*.....      2,200
     400     Student Loan Corp., Student Loan
               Revenue, AMT, Series A, 4.00%,
               12/1/45*..........................        400
   1,395     Sweetwater County, School District
               #2, Green River, GO, 7.00%,
               6/1/04, MBIA......................      1,583
                                                    --------
                                                       5,733
                                                    --------
                            Total Municipal Bonds    461,861
                                                    --------
INVESTMENT COMPANIES (0.8%):
   3,601     Provident Municash..................      3,601
                                                    --------
      Total Investment Companies                       3,601
                                                    --------
Total (Cost--$449,354) (a)                          $465,462
                                                    ========

------------

Percentages indicated are based on net assets of $462,853.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $19. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $16,233
                  Unrealized depreciation..................................................      (144)
                                                                                              -------
                  Net unrealized appreciation..............................................   $16,089
                                                                                              =======

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1997.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Intermediate Tax-Free Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

AMBAC     Insured by AMBAC Indemnity Corp.
AMT       Alternative Minimum Tax Paper
BIG       Insured by Bond Insurance Guarantee
ETM       Escrow to Maturity
FGIC      Insured by Federal Guarantee Insurance Corp.
FNMA      Insured by Federal National Mortgage Association
FSA       Insured by Federal Security Assurance
GNMA      Insured by Government National Mortgage Association
GO        General Obligation
GSL       Guaranteed Student Loans
IDR       Industrial Development Reveneue
MBIA      Insured by Municipal Bond Insurance Association

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS (98.7%):
Alaska (0.8%):
 $ 1,250     Home Mortgage Revenue Refunding,
               8.00%, 3/1/09, Callable 3/1/02
               @102, FNMA.........................   $  1,344
     200     Juneau City & Boro Home Mortgage
               Revenue, 8.00%, 2/1/09, Callable
               2/1/02 @100, FNMA..................        215
      15     State Housing Finance Corp., Revenue,
               Local Guaranteed Housing, 8.20%,
               12/1/97............................         15
   8,440     State Housing Finance Corp., 0.00%,
               12/1/17, Callable 6/1/07 @54,
               MBIA...............................      2,514
                                                     --------
                                                        4,088
                                                     --------
Arizona (0.8%):
     325     Maricopa County, Industrial
               Development, Multi-Family Housing,
               7.25%, 7/1/17, Callable 7/1/07
               @101...............................        328
   1,500     Maricopa County, Industrial
               Development, Multi-Family Housing
               Revenue, Series A, 6.25%, 7/1/27,
               Callable 1/1/07 @101...............      1,511
      30     Salt River Project, Arizona
               Agriculture Improvement & Power,
               6.65%, 1/1/06, Callable 7/10/97
               @101.5.............................         30
       8     Salt River Project, Arizona
               Agriculture Improvement & Power,
               9.30%, 1/1/00, Callable 7/10/97
               @101.5.............................          8
      10     Salt River Project, Arizona
               Agriculture Improvement & Power,
               6.88%, 1/1/02, Callable 7/10/97
               @101.5.............................         10
      10     Salt River Project, Arizona
               Agriculture Improvement & Power,
               7.88%, 1/1/03, Callable 7/10/97
               @101.5.............................         10
       5     Salt River Project, Arizona
               Agriculture Improvement & Power,
               8.25%, 1/1/05......................          5
      10     Salt River Project, Arizona
               Agriculture Improvement & Power,
               7.15%, 1/1/05, Callable 1/1/98
               @101.5.............................         10
   2,000     University of Northern Arizona,
               University Revenue, 5.00%, 6/1/11,
               Callable 6/1/07 @101, FGIC.........      1,969
                                                     --------
                                                        3,881
                                                     --------
Arkansas (2.8%):
     365     Drew County, Public Facilities Board,
               7.90%, 8/1/11, Callable 8/1/03
               @103, FNMA.........................        393
     159     Drew County, Public Facilities Board,
               7.75%, 8/1/11, Callable 2/1/04
               @100...............................        170

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Arkansas, continued:
 $   546     Jacksonville, Residential Housing
               Facilities Board, Single Family
               Mortgage Revenue, 7.90%, 1/1/11,
               Callable 7/1/03 @103...............   $    595
     275     Jacksonville, Residential Housing
               Facilities Board, Single Family
               Mortgage Revenue, 7.75%, 1/1/11,
               Callable 7/1/05 @103...............        296
   1,000     Jefferson County, PCR, Power & Light
               Co. Project, 6.13%, 10/1/07,
               Callable 4/1/06 @100, BIG..........      1,001
     247     Lonoke County, Residential Housing
               Facilities Board, Single Family
               Mortgage Revenue, 7.38%, 4/1/11,
               Callable 4/1/03 @103...............        266
     659     Lonoke County, Residential Housing
               Facilities Board, Single Family
               Mortgage Revenue, Series A-2,
               7.90%, 4/1/11, FNMA................        715
   1,000     Paragould, Hospital Revenue, 6.38%,
               10/1/17, Callable 10/1/06 @102.....      1,024
   1,309     Pope County, Residential Facilities,
               Housing Board Mortgage Revenue,
               Series B, 7.75%, 9/1/11, Callable
               8/1/02 @102, FHA...................      1,403
   1,500     State Capital Appreciation, College
               Savings, Series 97A, 0.00%,
               6/1/16.............................        516
   2,000     State Capital Appreciation, College
               Savings, Series A, 0.00%, 6/1/15...        734
   2,040     State Development Authority Revenue
               Refunding, 8.00%, 8/15/11, Callable
               8/15/01 @103.......................      2,192
   3,650     State Development Finance Authority
               Revenue, 0.00%, 6/1/15.............      1,263
      90     State Development Finance Authority
               Revenue, 7.70%, 12/1/14, Callable
               12/1/97 @102.......................         92
     915     State Development Finance Authority
               Revenue, Single Family Housing,
               7.75%, 4/1/21, Callable 4/1/99
               @102, GNMA.........................        951
     529     Stuttgart Public Facilities Board
               Revenue, Series A-2, 7.90%, 9/1/11,
               Callable 9/1/03 @103...............        577
     262     Stuttgart Public Facilities Board
               Revenue, Series B, 7.75%, 9/1/11,
               Callable 3/1/06 @103...............        285
   1,000     Texarkana, Public Facilities Board,
               Waterworks Revenue, 5.40%, 9/1/15,
               Callable 9/1/07 @100, FGIC.........        997
                                                     --------
                                                       13,470
                                                     --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
California (3.1%):
 $ 1,255     Fairfield, Water Revenue, 0.00%,
               4/1/15, Callable 4/1/05 @56.7,
               AMBAC..............................   $    458
   1,080     Housing Finance Agency Revenue, Home
               Mortgage, AMT, 7.50%, 2/1/23,
               Callable 8/1/05 @102, FHA..........      1,177
     220     Housing Finance Agency Revenue, Home
               Mortgage, Series B-1, AMT, 5.65%,
               2/1/16, Callable 8/1/04 @102,
               FHA................................        223
      25     Housing Finance Agency Revenue, Home
               Mortgage, Series C, AMT, 7.45%,
               8/1/11, Callable 8/1/01 @102.......         26
     680     Housing Finance Agency Revenue, Local
               or Guaranteed Housing, Series B,
               8.63%, 8/1/15, Callable 8/1/00
               @100, MBIA.........................        713
     640     Housing Finance Agency Revenue,
               Series H, AMT, 6.80%, 8/1/19,
               Callable 8/1/04 @102, FHA..........        663
     870     Housing Finance Agency Revenue,
               Single Family Housing, Series F,
               7.88%, 8/1/19, Callable 8/1/98
               @102...............................        901
   1,000     Oakland, Revenue Refunding, Series A,
               7.60%, 8/1/21, Callable 8/1/98
               @102, FGIC.........................      1,056
     855     Redondo Beach, Redevelopment Agency,
               Residential Mortgage Revenue,
               Series B, 6.25%, 6/1/11, Callable
               6/1/03 @100........................        866
     470     Rural Home Mortgage Financing
               Authority Revenue, Single Family
               Mortgage Revenue, AMT, 5.50%,
               2/1/06, GNMA.......................        481
     350     Rural Home Mortgage Financing
               Authority Revenue, Single Family
               Mortgage Revenue, AMT, 7.25%,
               12/1/24, Callable 12/1/04 @103,
               GNMA...............................        374
   1,355     Rural Home Mortgage Financing
               Authority, AMT, 5.30%, 11/1/05.....      1,380
     810     Rural Home Mortgage Financing
               Authority, AMT, 7.55%, 11/1/26.....        915
     805     Rural Home Mortgage Financing
               Authority, AMT, 7.75%, 5/1/27......        911
   2,135     Sacramento, Municipal Utility
               District, Electric Revenue, Series
               P, 6.00%, 7/1/15, Callable 7/10/97
               @100...............................      2,136
   1,180     San Joaquin Hills Toll Road, 0.00%,
               1/1/14.............................        441

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
California, continued:
 $ 4,435     San Joaquin Hills Toll Road, 0.00%,
               1/1/16.............................   $  1,456
   1,105     State Department of Veterans'
               Affairs, AMT, 7.38%, 8/1/12,
               Callable 7/10/97 @102..............      1,129
                                                     --------
                                                       15,306
                                                     --------
Colorado (14.9%):
   5,250     Arapahoe County, Highway Revenue,
               Series C, 0.00%, 8/31/15, Callable
               8/31/05 @48.6......................      1,619
   5,030     Aurora, Single Family Mortgage
               Revenue, Series A2, 0.00%, 9/1/15,
               Prerefunded 3/1/13 @75.2...........      1,608
   2,315     Brush Creek Metropolitan District,
               GO, Refunding, 6.70%, 11/15/09,
               Callable 11/15/03 @101.............      2,476
   1,410     Central City Water Revenue, GO, Water
               Utility Improvements, 7.40%,
               12/1/07, Prerefunded 12/1/02
               @100...............................      1,601
     400     Central City Water Revenue, GO, Water
               Utility Improvements, 8.63%,
               9/15/11, Prerefunded 9/15/02
               @100...............................        422
     655     Central City Water Revenue, GO, Water
               Utility Improvements, 7.50%,
               12/1/12, Prerefunded 12/1/02
               @100...............................        747
   3,700     Colorado Springs Airport Revenue,
               AMT, 6.90%, 1/1/12, Callable 1/1/03
               @102, MBIA.........................      4,036
   1,000     Denver City & County, Airport
               Revenue, AMT, 6.75%, 11/15/13,
               Callable 11/15/02 @102, MBIA.......      1,086
   2,500     Denver City & County, Airport
               Revenue, AMT, 5.63%, 11/15/08,
               Callable 11/15/06 @102, MBIA.......      2,582
   9,850     Denver City & County, Residual
               Revenue, 0.00%, 7/10/14, Callable
               7/1/01 @39.6.......................      2,951
   1,250     Eagle's Nest Metropolitan District,
               GO, Refunding, 6.50%, 11/15/17,
               Callable 11/15/97 @107.............      1,307
     236     El Paso County, Home Mortgage, Series
               C, 8.30%, 9/20/18, Callable 12/1/97
               @100...............................        259
   1,280     El Paso County, Single Family
               Mortgage Revenue, 0.00%, 9/1/15,
               ETM................................        459
   2,500     Englewood, Multi-Family Housing,
               Marks Apartment Revenue, 6.65%,
               12/1/26, Callable 12/1/06 @102.....      2,616

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $ 1,415     Englewood, Multi-Family Housing,
               Marks Apartment Revenue, Series B,
               6.00%, 12/15/18, Callable 12/15/03
               @100, LOC: Citibank................   $  1,410
   1,685     Housing Finance Authority, GO, 6.80%,
               8/1/14, Callable 8/1/02 @102.......      1,759
   2,560     Housing Finance Authority,
               Multi-Family Mortgage Revenue,
               Series B, 6.00%, 10/1/25, Callable
               8/18/97 @101.5, FHA................      2,079
     165     Housing Finance Authority,
               Multi-Family Revenue, AMT, 5.75%,
               10/1/06, Callable 4/1/06 @102......        171
     875     Housing Finance Authority,
               Multi-Family Revenue, Series A,
               9.00%, 10/1/25, Callable 10/1/00
               @100, FHA..........................        883
     285     Housing Finance Authority, Series A,
               6.90%, 5/1/01......................        300
   2,500     Housing Finance Authority, Series
               B-2, AMT, 7.00%, 5/1/26, Callable
               5/1/07 @105........................      2,737
   3,550     Housing Finance Authority, Single
               Family, 7.45%, 11/1/27, Callable
               5/1/06 @105........................      4,012
     890     Housing Finance Authority, Single
               Family Program, Series B, 6.13%,
               5/1/13, Callable 11/1/04 @103,
               FHA................................        913
     830     Housing Finance Authority, Single
               Family Program, Series B, 7.50%,
               11/1/24, Callable 11/1/04 @105,
               FHA................................        924
     215     Housing Finance Authority, Single
               Family Program, Series B-2, 6.90%,
               8/1/17, Callable 2/1/01 @102,
               FHA................................        223
     420     Housing Finance Authority, Single
               Family Program, Series D-1, 6.60%,
               8/1/17, Callable 8/1/01 @102,
               FHA................................        427
   2,000     Housing Finance Authority, Single
               Family Program, Series D-1, 7.38%,
               6/1/26, Callable 12/1/05 @105......      2,204
     730     Housing Finance Authority, Single
               Family Program, Series E, AMT,
               6.25%, 12/1/09, Callable 12/1/04
               @103...............................        758
     415     Housing Finance Authority, Single
               Family Program, Sub Series A, AMT,
               6.50%, 12/1/02.....................        430
   9,500     Housing Finance Authority, Single
               Family Revenue, AMT, 7.25%, 5/1/27,
               Callable 5/1/07 @105...............     10,465
     970     Housing Finance Authority, Single
               Family Revenue, Series 95C, 7.45%,
               6/1/17, Callable 6/1/05 @105.......      1,092
SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
 $   490     Housing Finance Authority, Single
               Family Revenue, Series A, 0.00%,
               9/1/14, FHA........................   $     81
     425     Housing Finance Authority, Single
               Family Revenue, Series A-3, AMT,
               6.50%, 11/1/23, Callable 5/1/02
               @102...............................        437
   3,500     Housing Finance Authority, Single
               Family Revenue, Series C-1, AMT,
               7.55%, 11/1/27, Callable 11/1/06
               @102...............................      3,905
   1,155     Jefferson County, Single Family
               Revenue, Refunding, Series A,
               8.88%, 10/1/13, Callable 4/1/01
               @103, MBIA.........................      1,238
   7,525     Meridian Metropolitan District,
               7.50%, 12/1/11, Callable 12/1/01
               @101...............................      8,270
   1,500     Mesa County, Residual Revenue
               Refunding, 0.00%, 12/1/11, ETM.....        694
   1,030     Mountain Village Metropolitan
               District, San Miguel County, GO,
               7.95%, 12/1/03, Callable 12/1/02
               @101...............................      1,159
   2,555     Mountain Village Metropolitan
               District, San Miguel County, GO,
               8.10%, 12/1/11, Callable 12/1/02
               @101...............................      2,873
                                                     --------
                                                       73,213
                                                     --------
Connecticut (0.0%):
     200     State Housing Mortgage, Series A,
               7.63%, 11/15/17, Callable 8/1/97
               @102.5.............................        205
                                                     --------
Delaware (0.0%):
     930     New Castle County, Single Family
               Mortgage Revenue, 0.00%, 11/1/16,
               FGIC...............................        139
                                                     --------
Florida (5.9%):
   1,250     Brevard County, Housing Finance
               Authority, Single Family Mortgage
               Revenue, AMT, 6.13%, 9/1/09,
               Callable 9/1/04 @102...............      1,276
   4,510     Duval County, Housing Finance
               Authority, Single Family Mortgage
               Revenue, Series C, 7.35%, 7/1/24,
               Callable 9/1/00 @103, FGIC.........      4,814
     565     Escambia County, Housing Finance
               Authority, Single Family Revenue,
               AMT, 6.60%, 10/1/12, Callable
               4/1/05 @102, GNMA..................        579
     495     Housing Finance Agency, Home
               Ownership Revenue, 7.50%, 9/1/14,
               Callable 9/1/00 @102, GNMA.........        523
   3,000     Lee County, Housing Finance
               Authority, Single Family Revenue,
               AMT, 7.20%, 3/1/27, Callable 3/1/07
               @105...............................      3,298

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 $ 1,000     Leon County, Housing Finance
               Authority, Multi-County Program,
               Series B, AMT, 7.30%, 1/1/28.......   $  1,109
   1,845     Manatee County, Housing Finance
               Authority, Mortgage Revenue, 8.38%,
               5/1/25, Callable 5/1/04 @105.......      2,079
   1,850     Manatee County, Housing Finance
               Authority, Mortgage Revenue, AMT,
               7.20%, 5/1/28, Callable 3/1/07
               @105, GNMA.........................      2,036
     790     Orange County, Housing Finance
               Authority, Mortgage Revenue, Series
               A, AMT, 7.25%, 9/1/19, Callable
               3/1/01 @103........................        833
     800     Orange County, Housing Finance
               Authority, Mortgage Revenue, Series
               A, AMT, 7.38%, 9/1/24, Callable
               3/1/01 @103, FHA...................        849
   1,155     Palm Beach County, Housing Finance
               Authority, Single Family Mortgage
               Revenue, Series A, AMT, 6.38%,
               10/1/06, Callable 10/1/04 @102.....      1,190
   2,500     Pinellas County, Housing Finance
               Authority, Single Family Mortgage
               Revenue, Multi-County, Series A,
               6.35%, 2/1/17, Callable 2/1/05
               @102...............................      2,579
   3,205     Pinellas County, Housing Finance
               Authority, Single Family Mortgage
               Revenue, Series 95-A, AMT, 6.25%,
               8/1/12, Callable 2/1/05 @102.......      3,312
   2,305     Polk County, Housing Finance
               Authority, Single Family Mortgage
               Revenue, Series A, AMT, 7.88%,
               9/1/22, Callable 3/1/00 @103.......      2,443
   1,320     Santa Rosa Bay Bridge Authority,
               0.00%, 7/1/08......................        692
   1,625     Santa Rosa Bay Bridge Authority,
               0.00%, 7/1/09......................        785
     500     State Finance Department, 6.25%,
               7/1/09, Callable 7/1/02 @101,
               MBIA...............................        536
                                                     --------
                                                       28,933
                                                     --------
Georgia (2.4%):
   2,500     Cobb County, Housing Authority, Pass
               through Certificates, Signature
               Series B, 9.00%, 10/1/10...........      2,587
     785     De Kalb County, Housing Authority
               Revenue, 6.40%, 5/1/05, Callable
               5/1/04 @100........................        813
   5,000     De Kalb County, Housing Authority
               Revenue, Multi-Family Housing,
               7.05%, 1/1/39, Callable 1/1/08
               @104, FHA..........................      5,378

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Georgia, continued:
 $   835     De Kalb County, Housing Authority
               Revenue, Single Family Housing,
               AMT, 7.65%, 6/1/18, Callable 6/1/04
               @100, GNMA.........................   $    881
   1,765     Fulton County, Housing Authority
               Revenue, Multi-Family Housing,
               Series A, AMT, 6.30%, 7/1/16,
               Callable 7/1/06 @102...............      1,800
                                                     --------
                                                       11,459
                                                     --------
Idaho (1.1%):
   1,500     Housing & Financial Assistance,
               Single Family Mortgage, Series D,
               AMT, 6.45%, 7/1/14, Callable 1/1/06
               @102, FHA..........................      1,556
   2,155     Housing & Financial Assistance,
               Single Family Mortgage, Series H,
               AMT, 6.05%, 7/1/14, Callable 1/1/07
               @102, FHA..........................      2,182
     325     Housing Agency, Single Family
               Mortgage, AMT, 6.30%, 7/1/24,
               Callable 1/1/03 @102...............        331
     190     Housing Agency, Single Family
               Mortgage, Series A-2, AMT, 6.55%,
               7/1/24, Callable 1/1/03 @102.......        196
   1,075     Housing Finance Assignment, Single
               Family Mortgage Revenue, Series
               97E-2, AMT, 5.95%, 7/1/14, Callable
               1/1/07 @101.5......................      1,084
                                                     --------
                                                        5,349
                                                     --------
Illinois (4.0%):
   5,890     Addison Alton Electric Public
               Improvements Revenue, Sub Series 1,
               0.00%, 7/1/11, Callable 7/1/04
               @62................................      2,494
     215     Aurora Kane & DuPage Counties, Single
               Family Mortgage Revenue, Series A,
               AMT, 7.95%, 10/1/25, GNMA..........        237
     355     Aurora, Single Family Mortgage
               Revenue Refunding, Series B, AMT,
               8.05%, 9/1/25, Callable 9/1/04
               @105...............................        397
   3,315     Bolingbrook Mortgage Revenue, Capital
               Appreciation, Sub Series 1, 0.00%,
               1/1/11, Callable 1/1/00 @48.6......      1,242
   1,765     Chicago, Residential Mortgage
               Revenue, 0.00%, 10/1/09, Callable
               4/1/98 @48.84, MBIA................        755
   1,500     Chicago, Single Family Mortgage
               Revenue, AMT, 7.63%, 9/1/27,
               Callable 6/15/06 @105, GNMA........      1,686

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
 $ 2,000     Chicago, Single Family Mortgage
               Revenue, Series 97-A, AMT, 7.25%,
               9/1/28, Callable 9/1/07 @105,
               GNMA...............................   $  2,198
   3,455     Chicago, Single Family Mortgage
               Revenue, Series A, AMT, 7.00%,
               9/1/27, Callable 3/1/06 @105.......      3,786
     790     Danville, Single Family Mortgage
               Revenue Refunding, 7.30%, 11/1/10,
               Callable 11/1/03 @102..............        834
   3,530     Freeport Single Family Mortgage
               Revenue, 0.00%, 8/1/10, Callable
               10/1/01 @49........................      1,244
     730     Housing Development Authority,
               Resident Mortgage Revenue, Series
               A, AMT, 7.35%, 8/1/10, Callable
               8/1/01 @102........................        765
   1,915     Housing Development Authority,
               Residential Mortgage Revenue,
               Series A, 0.00%, 2/1/17............        264
   4,685     Moline, Mortgage Revenue, Capital
               Appreciation, Sub Series 1, 0.00%,
               5/1/11, Callable 5/1/05 @65........      1,768
   1,040     Quincy, Single Family Mortgage
               Revenue Refunding, 6.88%, 3/1/10,
               Callable 3/1/04 @102...............      1,092
     455     Rock Island, Residential Mortgage
               Revenue Refunding, 7.70%, 9/1/08,
               Callable 9/1/02 @102...............        486
                                                     --------
                                                       19,248
                                                     --------
Indiana (1.5%):
   2,250     Marion County, Hospital Authority
               Revenue, 6.50%, 9/1/13, Callable
               9/1/99 @102........................      2,431
   1,000     State Housing Finance Authority,
               Single Family Mortgage Revenue,
               Series A-2, AMT, 6.45%, 7/1/14,
               Callable 7/1/05 @102, FHA..........      1,041
     695     State Housing Finance Authority,
               Single Family Mortgage Revenue,
               Series B-2, AMT, 7.80%, 1/1/22,
               Callable 7/1/00 @102, GNMA.........        732
   3,130     State Toll Finance Authority, Toll
               Road Revenue, 6.00%, 7/1/15,
               Callable 7/1/97 @100...............      3,133
                                                     --------
                                                        7,337
                                                     --------
Iowa (1.6%):
     650     Davenport, Home Ownership Mortgage
               Revenue Refunding, 7.90%, 3/1/10,
               Callable 9/1/04 @102...............        691
   1,105     Finance Authority, Multi-Family
               Revenue, AMT, 7.15%, 12/1/09.......      1,184

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Iowa, continued:
 $15,025     Finance Authority, Single Family
               Mortgage Revenue, 0.00%, 9/1/16,
               AMBAC..............................   $  1,786
   2,535     Finance Authority, Single Family
               Revenue Mortgage Backed Securities
               Program, Series C, 6.40%, 7/1/19,
               Callable 1/1/05 @102, GNMA.........      2,636
     615     Finance Authority, Single Family
               Revenue, AMT, 7.90%, 11/1/22,
               Callable 11/1/99 @102, GNMA........        645
     885     Salix, PCR, Gas & Electric Project,
               5.75%, 6/1/03, Callable 1/1/98
               @100...............................        890
                                                     --------
                                                        7,832
                                                     --------
Kansas (2.5%):
     470     Finney County, Single Family Mortgage
               Revenue, 8.95%, 10/1/09, Callable
               10/1/97 @100.......................        471
     860     Ford County, Single Family Mortgage
               Revenue, 7.90%, 8/1/10, Callable
               8/1/02 @103, FHA...................        926
   2,080     Johnson County, Single Family
               Mortgage Revenue, 7.10%, 5/1/12,
               Callable 5/1/04 @103...............      2,252
     545     Labette County, Single Family
               Mortgage Revenue, Series A, 8.40%,
               12/1/11, Callable 12/1/97 @100.....        579
     390     Olathe & Labette County, Single
               Family Mortgage Revenue, Series
               A-I, AMT, 8.10%, 8/1/23, Callable
               2/1/05 @105........................        434
   2,400     Reno & Labette County, Single Family
               Mortgage Revenue, Series A, 0.00%,
               12/1/15, ETM, FGIC.................        849
     530     Reno County, Single Family Mortgage
               Revenue, Series B, 8.70%, 9/1/11,
               Callable 9/1/01 @103...............        569
     445     Sedgwick & Shawnee County, Single
               Family Revenue, Series B, 8.05%,
               5/1/14, GNMA.......................        488
     465     Sedgwick & Shawnee County, Single
               Family Revenue, Series B-2, 7.80%,
               5/1/14, Callable 11/1/04 @103......        508
     470     Sedgwick & Shawnee County, Single
               Family Revenue, Series C-2, 7.80%,
               11/1/24, Callable 11/1/04 @105,
               GNMA...............................        521

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Kansas, continued:
 $ 2,180     Sedgwick County, Mortgage Loan
               Revenue, Series B, AMT, 7.80%,
               6/1/22, Callable 6/1/00 @103,
               AMBAC, GNMA........................   $  2,309
     735     Sedgwick County, Mortgage Loan
               Revenue, Series C, 8.63%, 11/1/18,
               Callable 11/1/97 @103, GNMA........        761
   2,120     Shawnee County, Single Family
               Mortgage Revenue, 0.00%, 10/1/16,
               Callable 10/1/01 @23, MBIA.........        300
   1,070     Wichita, Single Family Mortgage
               Revenue, Series A, 7.10%, 9/1/09,
               Callable 3/1/03 @103...............      1,120
                                                     --------
                                                       12,087
                                                     --------
Kentucky (0.5%):
     590     Housing Corp. Revenue, Series D, AMT,
               6.13%, 7/1/22, Callable 7/1/98
               @100...............................        600
   1,760     Meade County, PCR, Olin Corp.
               Project, 6.00%, 7/1/07, Callable
               8/1/97 @100........................      1,769
                                                     --------
                                                        2,369
                                                     --------
Louisiana (1.3%):
     230     Calcasieu Parish, Public
               Transportation Authority Revenue,
               6.38%, 11/1/02.....................        238
     900     Calcasieu Parish, Single Family
               Mortgage Revenue, Series 92B,
               0.00%, 5/1/13, Callable 11/1/02
               @49................................        302
     865     Iberia Home Mortgage Authority,
               Single Family Mortgage Revenue
               Refunding, 7.38%, 1/1/11, Callable
               1/1/01 @100........................        932
   5,000     New Orleans, 0.00%, 9/1/14, AMBAC....      1,932
   1,080     New Orleans, Home Mortgage Authority,
               Special Obligation Refunding,
               6.25%, 1/15/11.....................      1,171
      89     Public Facilities Authority Revenue,
               Single Family Mortgage, 7.50%,
               10/1/15, Callable 4/15/98 @100.....         96
   1,462     Public Facilities Authority Revenue,
               Single Family Mortgage, Series C,
               8.45%, 12/1/12, Callable 10/1/01
               @101, FHA..........................      1,553
     180     St. Mary Public Finance Authority,
               Single Family Revenue, Series A,
               7.63%, 3/25/12, Callable 10/25/98
               @100...............................        197
                                                     --------
                                                        6,421
                                                     --------
Maine (0.5%):
   1,750     State Housing Authority, AMT, 6.10%,
               11/15/16, Callable 11/15/06 @102...      1,773
     810     State Housing Authority, Housing
               Finance Revenue, Series I, AMT,
               0.00%, 11/1/10, Callable 11/1/06
               @80.2..............................        387

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Maine, continued:
 $   535     State Housing Authority, Housing
               Finance Revenue, Series I, AMT,
               0.00%, 11/1/11, Callable 11/1/06
               @75.3..............................   $    239
     260     State Housing Authority, Series D-5,
               AMT, 6.90%, 11/15/01, Callable
               5/15/01 @102.......................        271
                                                     --------
                                                        2,670
                                                     --------
                                  Maryland (0.3%):
   1,240     Maryland Community Development,
               Multifamily Housing Revenue, Series
               E, AMT, 6.85%, 5/15/25, Callable
               5/15/04 @102, GNMA.................      1,304
                                                     --------
                             Massachusetts (0.7%):
     170     State Housing Finance Agency, Single
               Family Housing Revenue, AMT, 7.00%,
               12/1/23, Callable 6/1/01 @102......        173
   1,020     State Housing Finance Agency, Single
               Family Housing Revenue, AMT, 7.13%,
               6/1/25, Callable 6/1/02 @102.......      1,083
   1,920     State Port Authority Revenue, 7.13%,
               7/1/12, Callable 8/1/97 @100.5.....      1,934
                                                     --------
                                                        3,190
                                                     --------
Michigan (1.2%):
     620     Mount Clemens Housing Corp, Multi-
               Family Housing Revenue, Series A,
               6.25%, 6/1/03......................        650
   1,000     Riverview Community School District,
               5.25%, 5/1/14, Callable 5/1/04
               @102, AMBAC........................        980
   1,640     State Housing Development Authority,
               Home Improvement, Series B, AMT,
               7.65%, 12/1/12, Callable 12/1/99
               @102, FHA..........................      1,702
   1,395     State Housing Development Authority,
               Single Family Mortgage Revenue,
               7.50%, 6/1/15, Callable 1/1/99
               @100.75............................      1,465
     880     State Housing Development Authority,
               Single Family Mortgage Revenue,
               Series A, 7.70%, 12/1/16, Callable
               6/1/99 @102........................        899
                                                     --------
                                                        5,696
                                                     --------
Minnesota (0.2%):
   2,950     Minneapolis Mortgage Revenue, 0.00%,
               10/1/12, Callable 10/1/05 @100.....      1,107
                                                     --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Mississippi (2.2%):
 $ 1,000     Higher Education Assistance Corp.,
               Student Loan Revenue, AMT, 6.60%,
               1/1/05, Callable 7/1/02 @102.......   $  1,053
     915     Higher Education Assistance Corp.,
               Student Loan Revenue, Series C,
               AMT, 6.05%, 9/1/07, Callable 9/1/02
               @102...............................        947
   1,440     Higher Education, Student Loan
               Revenue, Series 92C, AMT, 6.50%,
               7/1/04, Callable 7/1/02 @102.......      1,523
   1,390     Home Corp., Single Family Revenue,
               7.10%, 12/1/10, Callable 3/1/98
               @100...............................      1,444
   2,000     Home Corp., Single Family Revenue,
               Series B, AMT, 7.90%, 3/1/25,
               Callable 3/1/05 @106, GNMA.........      2,220
   2,000     Home Corp., Single Family Revenue,
               Series F, AMT, 7.55%, 12/1/27,
               Callable 12/1/06 @105, GNMA,
               FNMA...............................      2,220
   1,440     Housing Finance Corp., Single Family
               Mortgage Revenue, AMT, 8.25%,
               10/15/18, Callable 10/15/99 @102,
               FGIC...............................      1,512
                                                     --------
                                                       10,919
                                                     --------
Missouri (2.3%):
     645     Grandview Industrial Development
               Authority, Multi-Family Housing
               Revenue, 9.25%, 5/15/08, Callable
               5/15/04 @103.......................        639
   2,295     Jackson County, Industrial
               Development Authority, Multi-Family
               Housing Revenue, 10.00%, 3/1/10....      2,311
   1,000     Jefferson City, Missouri School
               District, Series A, 6.70%,
               3/1/11.............................      1,153
   1,415     State Housing Development, Common
               Mortgage Revenue, Single Family,
               AMT, 7.38%, 8/1/23, Callable 2/1/01
               @102, GNMA.........................      1,497
     910     State Housing Development, Common
               Mortgage Revenue, Single Family,
               AMT, 7.25%, 9/1/26, Callable 3/1/06
               @105, GNMA.........................      1,003
   1,995     State Housing Development, Common
               Mortgage Revenue, Single Family,
               Series A, AMT, 7.20%, 9/1/26,
               Callable 9/1/06 @105, GNMA.........      2,180
   2,000     State Housing Development, Common
               Mortgage Revenue, Single Family,
               Series D, AMT, 7.10%, 9/1/27,
               Callable 1/1/07 @102, GNMA.........      2,167
                                                     --------
                                                       10,950
                                                     --------

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Montana (0.3%):
 $ 1,551     Greenwood Plaza Housing, Inc.,
               10.43%, 1/1/22, Callable 1/1/98
               @102.5, FHA........................   $  1,606
                                                     --------
Nebraska (0.2%):
   2,725     Finance Authority, Single Family
               Mortgage Revenue, 0.00%, 12/15/13,
               FHA................................        525
     235     Finance Authority, Single Family
               Mortgage Revenue, AMT, 6.35%,
               3/15/06, Callable 9/15/02 @102.....        242
                                                     --------
                                                          767
                                                     --------
Nevada (2.0%):
   1,500     Housing Division, Single Family
               Mortgage, Series C, AMT, 6.60%,
               4/1/14, Callable 4/1/06 @102.......      1,566
     430     Housing Division, Single Family
               Program, Series B-1, 6.20%,
               10/1/15, Callable 4/1/04 @102......        441
   1,255     Housing Division, Single Family
               Program, Series B-2, AMT, 7.90%,
               10/1/21, Callable 4/1/00 @102......      1,312
     890     Housing Finance Authority, Single
               Family Mortgage Revenue, Series Sub
               B-1, AMT, 6.00%, 4/1/10, Callable
               4/1/07 @102........................        903
   5,000     Washoe County, Water Facilities
               Revenue, Sierra Pacific Power, AMT,
               6.65%, 6/1/17, Callable 12/1/02
               @102, MBIA.........................      5,398
                                                     --------
                                                        9,620
                                                     --------
New Hampshire (1.5%):
   7,000     Higher Educational & Health
               Facilities, 6.13%, 10/1/13,
               Callable 10/1/03 @102..............      7,065
                                                     --------
New Jersey (0.5%):
     545     State Higher Education Assistance
               Authority, Student Loan Revenue,
               Series A, AMT, 7.00%, 7/1/05,
               Callable 7/1/01 @102...............        575
     935     State Housing & Mortgage Finance
               Agency Revenue, 7.38%, 10/1/17,
               Callable 10/1/99 @102, MBIA........        980
     710     State Housing & Mortgage Finance
               Agency, Home Mortgage Revenue,
               8.38%, 4/1/17, Callable 4/1/98
               @103, MBIA.........................        741
                                                     --------
                                                        2,296
                                                     --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
New Mexico (1.7%):
 $   335     Bernalillo County, Multi-Family
               Housing Revenue, Sub Series A2,
               7.00%, 11/1/08, Callable 11/1/03
               @103...............................   $    337
   1,000     Educational Assistance Foundation,
               Student Loan Program, AMT, 6.20%,
               11/1/08, Callable 11/01/06 @102....      1,038
     600     Educational Assistance Foundation,
               Student Loan Program, AMT, 6.30%,
               11/1/09, Callable 11/1/06 @102.....        623
     645     Hobbs, Single Family Mortgage Revenue
               Refunding, 8.75%, 7/1/11, Callable
               11/1/98 @100.......................        717
   1,140     Las Cruces, Housing Development
               Corp., Multi-family Revenue Refund
               Mortgage, Series A, 6.40%, 10/1/19,
               Callable 4/1/02 @102...............      1,158
     170     Las Cruces, Housing Development
               Corp., Multi-family Revenue Refund
               Mortgage, Sub-Series B, 9.00%,
               10/1/03............................        175
     395     Mortgage Finance Authority, Single
               Family Mortgage Refunding, Series
               A-2, 6.85%, 7/1/12, Callable 7/1/02
               @102...............................        415
   1,695     Mortgage Finance Authority, Single
               Family Mortgage Refunding, Series
               A-2, 6.90%, 7/1/24, Callable 7/1/02
               @102...............................      1,772
     890     Mortgage Finance Authority, Single
               Family Mortgage Revenue, Series 95,
               AMT, 6.45%, 7/1/25, Callable 1/1/06
               @102, GNMA.........................        912
   1,000     Mortgage Finance Authority, Single
               Family Mortgage, AMT, 6.05%,
               7/1/16, Callable 7/1/07 @102,
               GNMA...............................      1,015
     290     Mortgage Finance Authority, Single
               Family Mortgage, Series A, AMT,
               7.80%, 3/1/21, Callable 9/1/99
               @102, FHA..........................        303
                                                     --------
                                                        8,465
                                                     --------
New York (0.8%):
   1,395     Mortgage Agency Revenue, Homeowner
               Mortgage, AMT, 7.75%, 10/1/23,
               Callable 4/1/01 @102...............      1,476
   2,500     New York City, Industrial Development
               Agency Revenue, Japan Airlines,
               AMT, 6.00%, 11/1/15, Callable
               11/1/04 @102, FHA..................      2,586
                                                     --------
                                                        4,062
                                                     --------

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
North Carolina (1.0%):
 $ 1,700     Housing Finance Agency, Single Family
               Revenue, Series O, AMT, 7.60%,
               3/1/21, Callable 1/1/98 @101.......   $  1,769
     475     Municipal Power Agency, Series B,
               6.00%, 1/1/20, Callable 7/10/97
               @100, MBIA.........................        475
   1,025     University of North Carolina, Series
               A, 5.30%, 5/15/12, Callable 5/15/07
               @101...............................      1,003
   1,425     University of North Carolina, Series
               B, 5.10%, 5/15/09, Callable 5/15/07
               @100...............................      1,441
                                                     --------
                                                        4,688
                                                     --------
North Dakota (0.8%):
   1,585     State Housing Finance Agency, Housing
               Finance Program, Series A, AMT,
               6.00%, 7/1/17, Callable 1/1/07
               @102...............................      1,603
     505     State Housing Finance Agency, Single
               Family Mortgage Revenue, Series
               95A, AMT, 7.40%, 7/1/15, Callable
               1/1/05 @102........................        534
   1,190     State Housing Finance Agency, Single
               Family Mortgage Revenue, Series A,
               AMT, 8.38%, 7/1/21, Callable 7/1/99
               @103, FHA..........................      1,251
     300     Student Loan, Series D, AMT, 5.95%,
               7/1/07, Callable 7/1/06 @100,
               AMBAC..............................        312
     300     Student Loan, Series D, AMT, 6.15%,
               7/1/09, Callable 7/1/06 @100,
               AMBAC..............................        312
                                                     --------
                                                        4,012
                                                     --------
Ohio (6.5%):
   1,000     Akron, Bath, Copley, Hospital
               Revenue, 7.00%, 1/1/12, ETM........      1,157
   4,500     Akron, Municipal Baseball Stadium,
               0.00%, 12/1/16, Callable 12/1/06
               @102...............................      3,661
   2,000     Cleveland, Stadium Project, 6.00%,
               11/15/08, AMBAC....................      2,178
   2,000     Cleveland, Stadium Project, 6.00%,
               11/15/09, AMBAC....................      2,168
   2,000     Cleveland, Stadium Project, 5.25%,
               11/15/10, Callable 11/15/07 @102,
               AMBAC..............................      2,001
   2,000     Cleveland, Waterworks Revenue, Series
               E, 6.00%, 1/1/17, Callable 8/1/97
               @100...............................      2,005
   1,000     Dayton, Special Facilities Revenue,
               Emery Air Freight Corp., 6.05%,
               10/1/09............................      1,033

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $   650     East Liverpool, Hospital Authority,
               Series 91B, 8.13%, 10/1/11,
               Callable 10/1/01 @102..............   $    712
   1,600     Forest Hills, Local School District,
               GO, 6.25%, 12/1/20, Callable
               12/1/06 @102, MBIA.................      1,711
   1,900     Hamilton County, Multi-Family Housing
               Revenue, AMT, 7.75%, 10/1/21,
               Callable 10/1/06 @102..............      1,918
   1,330     Housing Financial Agency, Single
               Family Mortgage Revenue, Series A,
               7.65%, 3/1/29, Callable 9/1/99
               @102, GNMA.........................      1,400
   1,595     Housing Financial Agency, Single
               Family Mortgage Revenue, Series D,
               7.00%, 9/1/11, GNMA................      1,689
   1,005     Housing Financial Agency, Single
               Family Mortgage Revenue, Series D,
               7.05%, 9/1/16, Callable 9/1/01
               @102, GNMA.........................      1,062
   2,500     State Educational Loan Revenue,
               Series A-1, AMT, 5.55%, 12/1/11,
               Callable 6/1/07 @102, AMBAC........      2,513
   1,000     Student Loan Funding Corp., Sub
               Series A, AMT, 6.10%, 8/1/07,
               Callable 8/1/03 @100...............      1,016
     600     University of Akron, General Receipts
               Revenue, 5.00%, 1/1/08, Callable
               1/1/07 @102, AMBAC.................        599
   1,000     University of Akron, General Receipts
               Revenue, 5.00%, 1/1/09, Callable
               1/1/07 @102, AMBAC.................        989
   1,455     University of Akron, General Receipts
               Revenue, 5.13%, 1/1/10, Callable
               1/1/07 @102, AMBAC.................      1,443
   1,000     University of Akron, General Receipts
               Revenue, 5.25%, 1/1/17, Callable
               1/1/07 @102, AMBAC.................        973
   1,200     Westlake, City School District,
               5.90%, 12/1/16, Callable 12/1/06
               @102...............................      1,239
                                                     --------
                                                       31,467
                                                     --------
Oklahoma (1.3%):
   2,730     Housing Finance Agency, Single Family
               Revenue, AMT, 7.05%, 9/1/26,
               Callable 9/1/06 @105...............      2,967
   3,000     Housing Finance Agency, Single Family
               Revenue, Series B-2, AMT, 7.63%,
               9/1/26, Callable 3/1/06 @105.......      3,292
                                                     --------
                                                        6,259
                                                     --------

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Oregon (0.7%):
 $   600     Eugene, Trojan Nuclear Project
               Revenue, 5.90%, 9/1/09, Callable
               7/10/97 @100.......................   $    600
   1,545     Portland, Housing Authority,
               Multi-Family Housing Revenue, AMT,
               6.13%, 5/1/17, Callable 5/1/00
               @100...............................      1,561
   1,055     State Housing & Community Services,
               Single Family Mortgage Revenue,
               Series 92G, AMT, 6.80%, 7/1/27,
               Callable 11/18/02 @102.............      1,104
                                                     --------
                                                        3,265
                                                     --------
Pennsylvania (2.2%):
     395     Chester County, Hospital Authority
               Revenue, 7.00%, 7/1/10, Callable
               8/1/97 @102........................        404
   1,000     Clarion County, Hospital Authority
               Revenue, 8.10%, 7/1/12, Callable
               7/1/99 @102........................      1,057
   2,000     Greene County, Industrial Development
               Authority, Pollution Control
               Revenue, 6.10%, 2/1/07, Callable
               7/10/97 @100.......................      2,001
   1,280     Housing Finance Agency, Single Family
               Mortgage, AMT, 6.75%, 10/1/08,
               Callable 10/1/05 @102..............      1,437
   2,550     Philadelphia, Gas Works Revenue,
               Series A, 6.38%, 7/1/14, Callable
               7/1/03 @102........................      2,672
   1,380     Pittsburgh, Urban Redevelopment
               Authority, Mortgage Revenue, Series
               A, AMT, 8.35%, 10/1/14, Callable
               10/1/97 @103.......................      1,428
     705     Pittsburgh, Urban Redevelopment
               Authority, Mortgage Revenue, Sidney
               Square, Project A, AMT, 6.10%,
               9/1/10, Callable 9/1/06 @102.......        735
     640     Pittsburgh, Urban Redevelopment
               Authority, Single Family Mortgage
               Revenue, Series C, AMT, 7.88%,
               12/1/16, Callable 12/1/98 @102,
               GNMA...............................        668
     250     Scranton-Lackawanna, Hospital
               Facilities Revenue, 7.25%, 7/1/99,
               Callable 7/1/98 @102, BIG..........        263
                                                     --------
                                                       10,665
                                                     --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Rhode Island (1.9%):
 $ 2,630     Housing & Mortgage Financial Corp.,
               Home Ownership Opportunity, AMT,
               6.15%, 4/1/17, Callable 10/1/06
               @102...............................   $  2,679
     500     Housing & Mortgage Financial Corp.,
               Home Ownership Opportunity, Series
               15-B, 6.00%, 10/1/04, Callable
               4/1/04 @102, MBIA..................        513
   1,000     Housing & Mortgage Financial Corp.,
               Home Ownership Opportunity, Series
               3A, 7.85%, 10/1/16, Callable
               10/1/00 @102.......................      1,055
     665     Housing & Mortgage Financial Corp.,
               Homeownership Opportunity, Series
               C-1, AMT, 6.80%, 10/1/23, Callable
               10/1/01 @102.......................        682
   4,500     State Capital Development, Series A,
               5.00%, 8/1/10, Callable 8/1/07
               @101, MBIA.........................      4,400
                                                     --------
                                                        9,329
                                                     --------
South Carolina (3.8%):
     655     Horry County, Airport Revenue, Series
               A, AMT, 5.60%, 7/1/17, Callable
               7/1/07 @102, FSA...................        649
   3,000     Piedmont, Municipal Power Agency,
               Electric Revenue Refunding, Series
               A, 6.60%, 1/1/21, Callable 1/1/98
               @100...............................      3,011
   5,000     Piedmont, Municipal Power Agency,
               Electric Revenue Refunding, Series
               B, 5.25%, 1/1/12, Callable 1/1/07
               @101.5, MBIA.......................      4,930
   6,175     Piedmont, Municipal Power Agency,
               Electric Revenue, Series A, 6.55%,
               1/1/16, Callable 1/1/98 @100.......      6,202
   1,000     Resource Authority, Local Government
               Program Revenue, Series A, 7.25%,
               6/1/20, Callable 6/1/00 @102.......      1,068
   2,500     State Housing Authority, Single
               Family Mortgage, Series B, 7.00%,
               7/1/11, Callable 7/1/02 @100, FHA,
               VA.................................      2,555
                                                     --------
                                                       18,415
                                                     --------

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
South Dakota (0.7%):
 $   400     Housing Development Authority,
               Homeowner Mortgage, Series D-1,
               AMT, 6.80%, 5/1/12, Callable 5/1/03
               @102...............................   $    421
   1,490     Student Loan Assistance Corp.,
               Student Loan Revenue, Series B,
               AMT, 7.63%, 8/1/06, Callable 8/1/99
               @102, MBIA.........................      1,574
   1,335     Student Loan Finance Corp., Student
               Loan Revenue, Series A, AMT, 6.65%,
               8/1/08, Callable 8/1/01 @102.......      1,391
                                                     --------
                                                        3,386
                                                     --------
Tennessee (1.6%):
     910     Bristol, Multi-Family Home Revenue,
               Shelby Heights Project, Series 97,
               6.10%, 3/1/12, Callable 3/1/07
               @101...............................        917
   2,000     Housing Development Agency,
               Homeownership Program, AMT, 7.38%,
               7/1/23, Callable 7/1/01 @102.......      2,095
     825     Housing Development Agency,
               Homeownership Program, Series P,
               7.70%, 7/1/16, Callable 7/1/00
               @103...............................        869
   1,305     Housing Development Agency,
               Homeownership Program, Series V,
               AMT, 7.65%, 7/1/22, Callable 7/1/01
               @102...............................      1,372
     665     La Follette, Housing Development
               Corp., Mortgage Revenue Refunding,
               Series A, 6.25%, 1/1/16, Callable
               7/1/05 @102, MBIA, FHA.............        682
     380     La Follette, Housing Development
               Corp., Mortgage Revenue Refunding,
               Series A, 6.37%, 1/1/20, Callable
               7/1/05 @102, MBIA, FHA.............        391
   1,285     Memphis Health, Educational & Housing
               Revenue Refunding, 7.37%, 1/20/27,
               Callable 1/20/02 @103, GNMA, FHA...      1,371
                                                     --------
                                                        7,697
                                                     --------
Texas (10.9%):
   1,580     Beaumont, Housing Finance Corp.
               Single Family Mortgage Revenue
               Refunding, 9.20%, 3/1/12, Callable
               9/1/01 @103........................      1,757
   1,765     Bexar County, Housing Finance Corp.,
               Residual Revenue, GO, 0.00%,
               3/1/15, Callable 1/1/99 @35.2......        585
     175     Cameron County, Housing Finance
               Corp., Single Family Housing
               Revenue Refunding, 6.20%, 3/1/13,
               Callable 9/1/02 @103, GNMA, FNMA...        179

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 2,500     Central Housing Finance Corp., Single
               Family Mortgage Revenue, Series A,
               0.00%, 9/1/16, ETM.................   $    840
   4,000     Dallas-Fort Worth, Regulation Airport
               Revenue, 6.10%, 11/1/07, Callable
               7/1/98 @100........................      4,007
   4,225     Dallas County, Housing Finance Corp.,
               Single Family Mortgage Revenue,
               0.00%, 1/1/17, FGIC................        645
   1,000     Dallas County, Improvement &
               Refunding, Series A, 6.50%,
               8/15/09, Callable 8/15/01 @100.....      1,075
     640     El Paso, Housing Finance Corp.,
               Single Family Mortgage Revenue
               Refunding, Series A, AMT, 8.75%,
               10/1/11, Callable 10/1/00 @100,
               FHA................................        711
     410     El Paso, Housing Finance Corp.,
               Single Family Mortgage Revenue,
               AMT, 7.75%, 9/1/19, Callable 9/1/98
               @103...............................        427
     450     El Paso, Housing Finance Corp.,
               Single Family Mortgage Revenue,
               AMT, 8.20%, 3/1/21, Callable 3/1/99
               @103...............................        472
   3,630     Fort Worth, Housing Finance Corp.,
               Home Mortgage Revenue Refunding,
               Series A, 8.50%, 10/1/11, Callable
               10/1/00 @100.......................      3,949
   1,465     Galveston, Property Finance
               Authority, Single Family Mortgage
               Revenue Refunding, Series A, 8.50%,
               9/1/11, Callable 9/1/01 @103.......      1,586
   1,000     Houston, Hotel Occupancy Tax Revenue,
               Series A, 7.00%, 7/1/15, Callable
               7/1/01 @100, FGIC..................      1,096
   2,365     Houston, Housing Financial Corp.,
               Single Family Mortgage Revenue
               Refunding, Series B-2, 0.00%,
               6/1/14, Callable 12/1/06 @58.......        676
   2,500     Houston, Single Family Mortgage
               Revenue, Series B-1, 8.00%, 6/1/14,
               Callable 12/1/06 @102..............      2,711
     855     Laredo, Housing Finance Corp., Single
               Family Mortgage Revenue, AMT,
               6.20%, 10/1/19, Callable 4/1/04
               @103, GNMA.........................        874
     730     Lubbock, Housing Finance Corp.,
               Single Family Mortgage Revenue,
               8.00%, 12/1/20, Callable 1/1/99
               @100, GNMA.........................        745

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 $ 1,000     Lufkin, Health Facilities Development
               Corp, Health Systems Revenue
               Refunding, 6.50%, 2/15/06..........   $  1,053
     600     North Texas Higher Education
               Authority, Student Loan Revenue,
               Series D, 6.88%, 4/1/02, Callable
               4/1/00 @102, AMBAC.................        636
   9,000     Nueces County, Port Corpus Christi
               Authority, PCR, AMT, 6.88%, 4/1/17,
               Callable 4/1/02 @102...............      9,662
   7,100     Red River Authority, PCR, AMT, 6.88%,
               4/1/17, Callable 4/1/02 @102.......      7,638
   2,000     San Antonio, Hotel Occupancy Revenue,
               0.00%, 8/15/17, FGIC...............        643
   1,555     Southeast Texas Housing Finance
               Corp., Residual Revenue, Series A,
               0.00%, 11/1/14.....................        560
   1,500     State Department of Housing &
               Community Affairs, Multi-Family
               Housing Revenue, Series A, 6.30%,
               1/1/16, Callable 1/1/07 @102.......      1,535
     510     State Department of Housing &
               Community Affairs, Multi-Family
               Revenue, Series A, 5.90%, 7/1/06...        519
  10,060     State Department of Housing &
               Community Affairs, Single Family
               Revenue Refunding, Series A, 0.00%,
               3/1/15, Callable 8/1/97 @30........      3,089
   2,985     State Higher Education Coordinating
               Board, Student Loan Revenue, AMT,
               0.00%, 10/1/25, Callable 10/1/01
               @100...............................      2,668
     810     State Veterans Housing Assistance,
               AMT, 6.05%, 12/1/12, Callable
               12/1/02 @102.......................        823
     200     Travis County, Housing Finance Corp.,
               Residential Mortgage Revenue,
               Series A, 7.00%, 12/1/11, Callable
               12/1/01 @103.......................        212
     730     Travis County, Housing Finance Corp.,
               Single Family Mortgage Revenue
               Refunding, Series A, 6.25%, 4/1/19,
               Callable 4/1/99 @100, GNMA.........        756
   1,220     Winter Garden Housing Finance Corp.,
               Single Family Mortgage Revenue,
               AMT, 6.20%, 10/1/19, Callable
               4/1/99 @100, GNMA..................      1,243
                                                     --------
                                                       53,372
                                                     --------

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Utah (1.3%):
 $ 1,725     Provo City Housing Authority, Multi
               Family Revenue, 5.80%, 7/20/22,
               Callable 7/20/07 @102, GNMA........   $  1,720
   1,000     State Housing Finance Agency, Single
               Family Mortgage, AMT, 5.95%,
               7/1/09, Callable 1/1/07 @102,
               FHA................................      1,012
   1,125     State Housing Finance Agency, Single
               Family Mortgage, AMT, 6.25%,
               7/1/14, Callable 1/1/07 @102,
               FHA................................      1,153
   2,250     State Housing Finance Agency, Single
               Family Mortgage, Issue A-1, 6.00%,
               7/1/14, Callable 1/1/07 @102,
               FHA................................      2,269
     245     State Housing Finance Agency, Single
               Family Mortgage, Series A-1, 6.90%,
               7/1/12, Callable 1/1/03 @102,
               FHA................................        258
                                                     --------
                                                        6,412
                                                     --------
Virginia (1.1%):
   4,700     Metropolitan Washington D.C.
               Airports, Series B, AMT, 5.25%,
               10/1/11, Callable 10/1/07 @101,
               FGIC...............................      4,639
     755     Virginia Beach Development Authority,
               Multi-Family Housing Revenue, 2nd
               Mortgage, Series B, 8.75%, 1/15/09,
               Callable 7/15/97 @100..............        749
                                                     --------
                                                        5,388
                                                     --------
Washington (0.6%):
   2,750     State Public Power Supply, Nuclear
               Project No. 2, Revenue Refunding,
               Series B, 5.63%, 7/1/12, Callable
               7/1/03 @102, FSA...................      2,776
                                                     --------
West Virginia (1.3%):
     315     Charleston, Common Parking Facilities
               Revenue, 0.00%, 12/1/11............        129
     340     Charleston, Common Parking Facilities
               Revenue, 0.00%, 12/1/12............        129
     340     Charleston, Common Parking Facilities
               Revenue, 0.00%, 12/1/13............        119
     385     Charleston, Common Parking Facilities
               Revenue, 0.00%, 12/1/15............        115
     410     Charleston, Common Parking Facilities
               Revenue, 0.00%, 12/1/16............        112
   1,000     Charleston, Common Parking Facilities
               Revenue, 0.00%, 12/1/20............        205
   1,595     Charleston, Common Parking Facilities
               Revenue, 0.00%, 12/1/21............        306
   1,630     Charleston, Common Parking Facilities
               Revenue, 0.00%, 12/1/22............        292

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $ 1,665     Charleston, Common Parking Facilities
               Revenue, 0.00%, 12/1/23............   $    279
   8,370     Kanawha-Putnam County, Single Family
               Mortgage, Series A, 0.00%, 12/1/16,
               AMBAC..............................      2,826
   1,500     State Housing Development Fund,
               Housing Finance, AMT, 7.20%,
               11/1/20, Callable 5/1/02 @102,
               FHA................................      1,592
      60     State Housing Development Fund,
               Single Family Mortgage, 6.13%,
               7/1/13, Callable 7/1/97 @100,
               FHA................................         60
                                                     --------
                                                        6,164
                                                     --------
Wisconsin (0.5%):
     990     Housing & Economic Development, Home
               Ownership Revenue, AMT, 8.00%,
               3/1/21, Callable 9/1/00 @102,
               FHA................................      1,017
     440     State, Series A, 7.50%, 1/1/15,
               Callable 7/9/97 @101.5.............        448
   1,000     State, Series A, AMT, 7.50%, 1/1/21,
               Callable 7/1/00 @100...............      1,041
                                                     --------
                                                        2,506
                                                     --------
Wyoming (4.9%):
     120     Community Development Authority,
               Single Family Mortgage, Series A,
               6.88%, 6/1/14, Callable 6/1/01
               @102, FHA..........................        123
     350     Community Development Authority,
               Single Family Mortgage, Series E,
               AMT, 7.75%, 6/1/09, Callable
               11/30/98 @100.9....................        362
   4,400     Student Loan Corp., Student Loan
               Revenue, AMT, 4.00%, 12/1/05*......      4,400
   9,900     Student Loan Corp., Student Loan
               Revenue, AMT, Series A, 4.00%,
               12/1/45*...........................      9,899
   8,900     Student Loan Corp., Student Loan
               Revenue, Series A, AMT, 4.00%,
               2/1/32*............................      8,900
                                                     --------
                                                       23,684
                                                     --------
                             Total Municipal Bonds    480,539
                                                     --------
INVESTMENT COMPANIES (1.2%):
   5,672     Provident Municash...................      5,672
                                                     --------
                        Total Investment Companies      5,672
                                                     --------
                        Total (Cost--$476,532) (a)   $486,211
                                                     ========

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Municipal Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

------------

Percentages indicated are based on net assets of $486,664.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $74. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $10,279
                  Unrealized depreciation..................................................      (674)
                                                                                              -------
                  Net unrealized appreciation..............................................   $ 9,605
                                                                                              =======

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1997.

AMBAC     Insured by AMBAC Indemnity Corp.
AMT       Alternative Minimum Tax Paper
BIG       Insured by Bond Insurance Guarantee
ETM       Escrowed to Maturity
FGIC      Insured by Federal Guarantee Insurance Corp.
FHA       Insured by Federal Housing Authority
FNMA      Insured by Federal National Mortgage Association
FSA       Insured by Federal Security Assurance
GNMA      Insured by Government National Mortgage Association
GO        General Obligation
LOC       Letters of Credit
MBIA      Insured by Municipal Bond Insurance Association
PCR       Pollution Control Revenue
VA        Veterans Administration

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS (98.6%):
Arizona (0.3%):
 $ 1,000     Tucson & Pima County, Single Family
               Mortgage Revenue, 0.00%, 12/1/14,
               ETM...............................   $    378
                                                    --------
Colorado (0.6%):
   2,000     El Paso County, Single Family
               Mortgage Revenue, 0.00%, 9/1/15,
               ETM...............................        718
                                                    --------
Kansas (0.8%):
   1,600     Kansas City, Single Family Mortgage
               Revenue, Series 1983 A, 0.00%,
               12/1/14, ETM......................        604
   1,000     Saline County, Single Family
               Mortgage Revenue, Series 1983 A,
               0.00%, 12/1/15, ETM...............        354
                                                    --------
                                                         958
                                                    --------
Kentucky (95.1%):
     225     Ashland Utility Refunding Revenue,
               6.65%, 4/1/04, Callable 10/1/97
               @102..............................        231
   1,500     Berea College Utility Revenue, AMT,
               5.90%, 6/1/17, Callable 6/1/07
               @102..............................      1,515
     200     Boone County, Certificates of
               Participation, Public Golf, 6.35%,
               11/15/02..........................        215
     200     Boone County, Certificates of
               Participation, Public Golf, 6.40%,
               11/15/03, Callable 11/15/02
               @102..............................        217
     250     Boone County, School District
               Finance Corp., School Building
               Revenue, 6.70%, 9/1/06, Callable
               9/1/01 @103.......................        275
     310     Boone County, School District
               Finance Corp., School Building
               Revenue, 7.10%, 8/1/07, Callable
               8/1/00 @103.......................        341
   1,000     Boone County, School District
               Finance Corp., School Building
               Revenue, 6.70%, 9/1/07, Callable
               9/1/01 @103.......................      1,097
     395     Boone County, School District
               Finance Corp., School Building
               Revenue, 7.10%, 8/1/08, Callable
               8/1/00 @103.......................        435
     230     Bowling Green, Key Municipal
               Projects Corp., Lease Revenue,
               7.20%, 10/1/01, Callable 4/1/99
               @102..............................        245
     280     Bowling Green, Key Municipal
               Projects Corp., Lease Revenue,
               7.40%, 10/1/04, Callable 4/1/99
               @102..............................        299
     250     Campbell & Kenton Counties,
               Sanitation District #1, Sanitation
               District Revenue, 7.10%, 8/15/99,
               Callable 8/15/97 @100.5...........        252

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $   315     Campbell & Kenton Counties,
               Sanitation District #1, Sanitation
               District Revenue, 6.38%, 8/1/03,
               ETM...............................   $    330
     630     Campbell & Kenton Counties,
               Sanitation District #1, Sanitation
               District Revenue, 7.13%, 8/1/05,
               ETM...............................        662
     415     Clinton County, School District
               Finance Corp., School Building
               Revenue, 6.10%, 6/1/09, Callable
               6/1/02 @102.......................        439
     445     Clinton County, School District
               Finance Corp., School Building
               Revenue, 6.10%, 6/1/10, Callable
               6/1/02 @102.......................        469
     325     Clinton County, School District
               Finance Corp., School Building
               Revenue, 6.10%, 6/1/11, Callable
               6/1/02 @102.......................        342
     510     Clinton County, School District
               Finance Corp., School Building
               Revenue, 6.10%, 6/1/12, Callable
               6/1/02 @102.......................        535
     250     Danville, Hospital Revenue, Hospital
               Revenue Refunding, Esphraim
               McDowell Region, 6.20%, 4/1/98,
               FGIC..............................        254
     345     Danville, Hospital Revenue, Hospital
               Revenue Refunding, Esphraim
               McDowell Region, 6.40%, 4/1/00,
               FGIC..............................        363
     100     Danville, Multi-City Lease Revenue,
               Metro Sewer District, 6.35%,
               2/1/02, Prerefunded 2/1/01 @102,
               MBIA..............................        108
     225     Danville, Multi-City Lease Revenue,
               Metro Sewer District, 6.50%,
               2/1/04, Prerefunded 2/1/01 @102,
               MBIA..............................        245
     500     Daviess County, Hospital Revenue,
               Owensboro-Daviess County, 6.00%,
               8/1/04, Callable 8/1/02 @102,
               MBIA..............................        536
     500     Development Finance Authority,
               Hospital Revenue, Baptist
               Hospital, Inc., 6.88%, 9/1/99,
               ETM, BIG..........................        528
   4,500     Development Finance Authority,
               Hospital Revenue, Elizabeth,
               Med-A, 6.00%, 11/1/10, Callable
               11/1/01 @100, FGIC................      4,692
     500     Development Finance Authority,
               Pooled Loan Program, 6.80%,
               12/1/97, FGIC.....................        506
     500     Eastern Kentucky University,
               Revenue, 6.00%, 5/1/99, AMBAC.....        516

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $   250     Eastern Kentucky University,
               Revenues Construction, Educational
               Buildings, Series 0, 6.70%,
               5/1/07, Callable 5/1/01 @102,
               AMBAC.............................   $    272
     655     Fayette County, School District
               Finance Corp., School Building
               Refunding Revenue, 6.00%, 5/1/02,
               Callable 5/1/00 @102..............        693
   1,255     Fayette County, School District
               Finance Corp., School Building
               Revenue, Series A, 5.35%, 1/1/13,
               Callable 1/1/07 @102..............      1,253
     200     Hardin County, Water District #1,
               Waterworks Refunding Revenue,
               6.70%, 9/1/05, Callable 3/1/01
               @102..............................        217
     180     Henderson Electric Light & Power
               Revenue, 5.70%, 3/1/03, Callable
               7/10/97 @100......................        180
   1,025     Higher Education Student Loan Corp.,
               Insured Student Loan Revenue,
               Series C, 6.50%, 6/1/02, GSL......      1,098
   1,500     Higher Education Student Loan Corp.,
               Insured Student Loan Revenue,
               Series C, AMT, 5.45%, 6/1/03,
               GSL...............................      1,540
   1,705     Higher Education Student Loan Corp.,
               Insured Student Loan Revenue,
               Series D, AMT, 7.00%, 12/1/06,
               Callable 12/1/01 @102, GSL........      1,861
     760     Housing Corp. Revenue, 7.40%,
               1/1/10, Callable 7/1/00 @102......        802
     500     Housing Corp. Revenue, Series A,
               5.40%, 1/1/05, Callable 7/1/03
               @102, FHA, FNMA, VA...............        517
     500     Housing Corp. Revenue, Series A,
               5.50%, 1/1/06, Callable 7/1/03
               @102, FHA, FNMA, VA...............        518
     500     Housing Corp. Revenue, Series A,
               5.60%, 1/1/07, Callable 7/1/03
               @102, FHA, FNMA, VA...............        518
     400     Housing Corp. Revenue, Series B,
               5.85%, 7/1/00, FHA, FNMA, VA......        414
     275     Housing Corp. Revenue, Series B,
               6.20%, 7/1/03, Callable 7/1/02
               @102, FHA, FNMA, VA...............        287
   1,745     Housing Corp. Revenue, Series D,
               5.80%, 7/1/13, Callable 7/1/06
               @102..............................      1,776
     410     Infrastructure Authority Revenue,
               Governmental Agencies Program
               Revenue, 5.25%, 8/1/04, Callable
               8/1/03 @102.......................        422
SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $   110     Infrastructure Authority Revenue,
               Governmental Agencies Program
               Revenue, 6.00%, 8/1/11, Callable
               8/1/01 @100.......................   $    112
     500     Infrastructure Authority Revenue,
               Governmental Agencies Program
               Revenue, 5.75%, 8/1/13, Callable
               8/1/03 @102.......................        508
     500     Infrastructure Authority Revenue,
               Governmental Agencies Program,
               Refunding Revenue, 5.40%, 8/1/06,
               Callable 8/1/03 @102..............        516
   1,000     Infrastructure Authority Revenue,
               Revolving Fund Program, Series E,
               6.40%, 6/1/04, Callable 6/1/01
               @102..............................      1,076
     710     Infrastructure Authority Revenue,
               Revolving Fund Program, Series E,
               6.50%, 6/1/05, Callable 6/1/01
               @102..............................        764
     250     Infrastructure Authority Revenue,
               Series G, 6.10%, 6/1/02...........        267
     250     Interlocal School Transportation
               Assoc., Equipment Lease Revenue,
               6.00%, 3/1/01.....................        263
     405     Interlocal School Transportation
               Assoc., Equipment Lease Revenue,
               6.00%, 3/1/02.....................        429
     135     Jefferson County, Capital Projects,
               7.70%, 6/1/01, Callable 12/1/97,
               ETM...............................        151
     500     Jefferson County, Capital Projects,
               First Mortgage Refunding Revenue,
               6.38%, 12/1/07, ETM...............        527
     725     Jefferson County, Capital Projects,
               Series A, 6.10%, 8/15/07, Callable
               2/15/03 @102......................        778
   1,000     Jefferson County, Capital Projects,
               Series A, 5.50%, 4/1/10, Callable
               4/1/06 @102, AMBAC................      1,022
   1,000     Jefferson County, Capital Projects,
               Series A, 5.50%, 4/1/11, Callable
               4/1/06 @102, AMBAC................      1,018
     500     Jefferson County, Health Facilities
               Revenue, Jewish Hospital
               Healthcare Services, Inc., 6.05%,
               5/1/02, AMBAC.....................        533
   1,000     Jefferson County, Health Facilities
               Revenue, Jewish Hospital
               Healthcare Services, Inc., 6.10%,
               5/1/03, Callable 5/1/02 @102,
               AMBAC.............................      1,076

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $   300     Jefferson County, Health Facilities
               Revenue, Jewish Hospital
               Healthcare Services, Inc., 6.20%,
               5/1/04, Callable 5/1/02 @102,
               AMBAC.............................   $    324
     500     Jefferson County, Health Facilities
               Revenue, Jewish Hospital
               Healthcare Services, Inc., 6.38%,
               5/1/08, Callable 5/1/02 @102,
               AMBAC.............................        538
     930     Jefferson County, Health Facilities
               Revenue, Jewish Hospital
               Healthcare Services, Inc., 5.65%,
               1/1/10, Callable 1/1/07 @102......        951
   2,000     Jefferson County, Hospital Revenue,
               Alliant Hospital Systems, 6.20%,
               10/1/04, Callable 10/1/02 @102,
               MBIA..............................      2,171
     550     Jefferson County, Pollution Control
               Revenue, Louisville Gas & Electric
               Co., 7.45%, 6/15/15, Callable
               6/15/00 @102......................        601
   1,000     Jefferson County, School District
               Finance Corp., School Building
               Revenue, 6.00%, 1/1/04, Callable
               7/1/02 @102, MBIA.................      1,073
     625     Jefferson County, School District
               Finance Corp., School Building
               Revenue, 7.15%, 9/1/04,
               Prerefunded 9/1/00 @103...........        694
     675     Jefferson County, School District
               Finance Corp., School Building
               Revenue, 7.20%, 9/1/05,
               Prerefunded 9/1/00 @103...........        751
   1,430     Jefferson County, School District
               Finance Corp., School Building
               Revenue, 5.25%, 7/1/07, Callable
               7/1/05 @102, MBIA.................      1,471
   2,315     Junction City, College Revenue,
               Centre College Project, 5.70%,
               4/1/12, Callable 4/1/07 @102......      2,394
     500     Kenton County, Airport Revenue,
               International, Series AR-A, AMT,
               6.10%, 3/1/04, Callable 3/1/02
               @101, FSA.........................        531
   1,000     Kenton County, Airport Revenue,
               International, Series AR-A, AMT,
               6.20%, 3/1/05, Callable 3/1/02
               @101, FSA.........................      1,063
     500     Kenton County, Airport Revenue,
               International, Series B, AMT,
               5.75%, 3/1/07, Callable 3/1/03
               @102, FSA.........................        524
SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $   500     Kenton County, Airport Revenue,
               International, Series B, AMT,
               5.75%, 3/1/08, Callable 3/1/03
               @102, FSA.........................   $    520
     380     Kenton County, Public Properties
               Corp. Revenue, Community Health
               Care Facilities Project, 7.00%,
               10/1/06, Prerefunded 10/1/99
               @102..............................        410
     200     Kenton County, School District
               Finance Corp., School Building
               Revenue, 6.30%, 12/1/00...........        212
     100     Kenton County, School District
               Finance Corp., School Building
               Revenue, 6.50%, 12/1/02, Callable
               12/1/01 @102......................        110
     325     Kenton County, School District
               Finance Corp., School Building
               Revenue Refunding, 5.25%, 7/1/07,
               Callable 7/1/03 @102..............        334
     495     Kenton County, Water District,
               Waterworks Revenue, District #001,
               6.30%, 2/1/02, FGIC...............        532
   1,015     Kenton County, Water District,
               Waterworks Revenue, District #001,
               6.38%, 2/1/04, Callable 2/1/02
               @103, FGIC........................      1,110
     265     Lexington-Fayette Urban County
               Government, Economic Development
               Revenue, 7.54%, 12/1/03...........        265
     300     Lexington-Fayette Urban County
               Government, Educational Facilities
               Revenue, Transylvania University,
               7.15%, 2/1/00, Callable 2/1/99
               @102, MBIA........................        319
     250     Lexington-Fayette Urban County
               Government, Educational Facilities
               Revenue, Transylvania University,
               7.25%, 2/1/02, Callable 2/1/99
               @102, MBIA........................        265
     335     Lexington-Fayette Urban County
               Government, Public Facilities
               Corp., Capital Projects Mortgage
               Revenue, 6.20%, 4/1/05,
               Prerefunded 4/1/02 @102...........        366
     355     Lexington-Fayette Urban County
               Government, Public Facilities
               Corp., Capital Projects Mortgage
               Revenue, 6.30%, 4/1/06,
               Prerefunded 4/1/02 @102...........        389

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $   380     Lexington-Fayette Urban County
               Government, Public Facilities
               Corp., Capital Projects Mortgage
               Revenue, 6.40%, 4/1/07,
               Prerefunded 4/1/02 @102...........   $    418
     405     Lexington-Fayette Urban County
               Government, Public Facilities
               Corp., Capital Projects Mortgage
               Revenue, 6.40%, 4/1/08,
               Prerefunded 4/1/02 @102...........        445
     425     Lexington-Fayette Urban County
               Government, Public Facilities
               Corp., Capital Projects Mortgage
               Revenue, 6.40%, 4/1/09,
               Prerefunded 4/1/02 @102...........        467
     425     Lexington-Fayette Urban County
               Government, Public Facilities
               Corp., Greenspace Project Revenue,
               6.75%, 12/1/05, Prerefunded
               12/1/00 @102......................        466
     240     Lexington-Fayette Urban County
               Government, Public Facilities
               Corp., Greenspace Project Revenue,
               6.75%, 12/1/07, Prerefunded
               12/1/00 @102......................        263
     350     Lexington-Fayette Urban County
               Government, Public Facilities
               Corp., Mortgage Revenue, 6.70%,
               2/1/02, Callable 2/1/00 @102......        376
     210     Lexington-Fayette Urban County
               Government, Public Facilities
               Corp., Mortgage Revenue, 6.88%,
               2/1/06, Callable 2/1/00 @102......        225
     430     Lexington-Fayette Urban County
               Government, Public Facilities
               Corp., Mortgage Revenue, 6.75%,
               7/1/07, Prerefunded 7/1/00 @102...        468
     500     Lexington-Fayette Urban County
               Government, Public Facilities
               Corp., Sewer System Revenue,
               6.35%, 7/1/07, Callable 7/1/02
               @102, MBIA........................        545
     240     Lexington-Fayette Urban County
               Government, School Building
               Revenue, 6.90%, 11/1/97...........        242
     250     Lexington-Fayette Urban County
               Government, School Building
               Revenue, 6.85%, 6/1/01, Callable
               12/1/99 @103......................        272
SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $   625     Lexington-Fayette Urban County
               Government, School Building
               Revenue, 7.00%, 6/1/04, Callable
               12/1/99 @103......................   $    683
   1,930     Lexington-Fayette Urban County
               Government, Sewer System Revenue,
               6.35%, 7/1/09, Callable 7/1/02
               @102, MBIA........................      2,102
     935     Lexington-Fayette Urban County
               Government, University of Kentucky
               Alumni Assoc., Inc., 6.50%,
               11/1/07, Callable 11/1/04 @102,
               MBIA..............................      1,046
   1,420     Louisville & Jefferson County,
               Airport Authority Revenue, AMT,
               6.00%, 7/1/10, Callable 7/1/07
               @102, MBIA........................      1,504
     200     Louisville & Jefferson County,
               Metropolitan Sewer District, Sewer
               Revenue, 6.25%, 6/1/99, ETM.......        208
     300     Louisville & Jefferson County,
               Metropolitan Sewer District, Sewer
               Revenue, 6.90%, 5/1/01,
               Prerefunded 5/1/99 @102, MBIA.....        320
     825     Louisville & Jefferson County, Sewer
               & Drain System Revenue, 6.40%,
               5/15/08, Callable 11/15/04 @102,
               AMBAC.............................        916
     205     Louisville Packaging Authority
               Revenue, 6.60%, 12/1/03, Callable
               6/1/01 @103.......................        224
     100     Louisville Public Properties Corp.
               Revenue, 6.25%, 5/1/98, Callable
               11/1/97 @101......................        102
     300     Louisville Public Properties Corp.
               Revenue, 6.00%, 4/1/04, Callable
               4/1/99 @102.......................        313
     300     Louisville Public Properties Corp.
               Revenue, 6.00%, 4/1/05, Callable
               4/1/99 @102.......................        314
     295     Louisville Public Properties Corp.,
               First Mortgage Revenue, 6.15%,
               12/1/05, Callable 12/1/02 @102....        318
     200     Louisville Public Properties Corp.,
               First Mortgage Revenue Refunding,
               6.40%, 12/1/07, Callable 12/1/02
               @102..............................        217
   1,000     Louisville Water Works Board, Water
               System Revenue, Louisville Water
               Co., 5.40%, 11/15/04, Callable
               11/15/00 @102.....................      1,035

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $   500     Louisville Water Works Board, Water
               System Revenue, Louisville Water
               Co., 5.63%, 11/15/07, Callable
               11/15/00 @102.....................   $    520
   1,540     Louisville Water Works Board, Water
               System Revenue, Louisville Water
               Co., 5.75%, 11/15/09, Callable
               11/15/00 @102.....................      1,595
   1,530     Louisville Water Works Board, Water
               System Revenue, Louisville Water
               Co., 5.75%, 11/15/10, Callable
               11/15/00 @102.....................      1,577
   2,090     McCracken County, Hospital Revenue,
               Mercy Health System, 6.40%,
               11/1/07, Callable 11/1/04 @102,
               MBIA..............................      2,317
   1,000     McCracken County, Hospital Revenue,
               Mercy Health System, Series A,
               6.20%, 11/1/05, Callable 11/1/04
               @102, MBIA........................      1,096
     505     McCreary County, School District
               Finance Corp., School Building
               Revenue, 6.60%, 10/1/08, Callable
               10/1/01 @103......................        556
     215     Mercer County, School District
               Finance Corp., School Building
               Revenue, 6.38%, 12/1/07, Callable
               12/1/01 @103......................        231
     300     Morehead State University, Housing &
               Dining System Revenue, 6.10%,
               11/1/05, Callable 11/1/01 @102,
               AMBAC.............................        321
     200     Morehead State University, Housing &
               Dining System Revenue, Series M,
               6.30%, 11/1/08, Callable 11/1/01
               @102, AMBAC.......................        217
     215     Muhlenberg County, School District
               Finance Corp., School Building
               Revenue, 5.85%, 8/1/09, Callable
               8/1/02 @102.......................        224
     750     Muhlenberg County, School District
               Finance Corp., School Building
               Revenue, Second Series, 5.85%,
               8/1/10, Callable 8/1/02 @102......        779
     460     Murray State University Revenues,
               Series G, Second Series, 5.60%,
               5/1/07, Callable 5/1/03 @102......        478
     240     Murray State University, Educational
               Buildings Refunding Revenue,
               5.60%, 5/1/06, Callable 5/1/03
               @102..............................        250
SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $   530     Northern Kentucky University,
               Educational Buildings Revenue,
               6.10%, 5/1/06, Callable 5/1/02
               @102, AMBAC.......................   $    568
     300     Owensboro, Electric Light & Power
               Revenue, 6.75%, 1/1/03, ETM.......        319
     205     Paducah Electric Plant Board
               Revenue, 6.30%, 1/1/08, Callable
               1/1/01 @102, AMBAC................        220
     300     Paducah Waterworks Revenue, 6.10%,
               7/1/00, MBIA......................        316
     300     Paducah Waterworks Revenue, 6.60%,
               7/1/05, Callable 7/1/01 @102,
               MBIA..............................        325
   1,085     Perry County, School District,
               Financial Corp. School Building
               Revenue, 6.25%, 7/1/09, Callable
               7/1/02 @102.......................      1,157
     130     Richmond Water & Gas Revenue, 5.40%,
               12/1/99, ETM......................        134
     250     Richmond Water, Gas & Sewer Revenue
               Refunding Bonds, 6.50%, 6/1/99,
               ETM, MBIA.........................        261
     410     Rowan County, School Building
               Revenue, 6.35%, 6/1/03, Callable
               12/1/97 @103, MBIA................        425
     330     Scott County, School District
               Financial Corp., School Building
               Revenue, 7.10%, 12/1/02, Callable
               12/1/98 @103......................        353
     545     Shelby County, School District
               Financial Corp., School Building
               Revenue, 6.10%, 9/1/02, Callable
               9/1/01 @103.......................        582
     100     Shelby County, School District
               Financial Corp., School Building
               Revenue, 6.25%, 9/1/03, Callable
               9/1/01 @103.......................        108
     500     Shelby County, School District
               Financial Corp., School Building
               Revenue, 6.50%, 9/1/05, Callable
               9/1/01 @103.......................        549
     200     Shelby County, School District
               Financial Corp., School Building
               Revenue, 6.50%, 9/1/07, Callable
               9/1/01 @103.......................        217
   1,000     State Property & Buildings
               Commission Revenues, Revenue
               Refunding, Project #26, 7.40%,
               6/1/00, Callable 12/1/98 @102.....      1,065
   2,300     State Property & Buildings
               Commission Revenues, Revenue
               Refunding, Project #50, 6.00%,
               2/1/10, Prerefunded 2/1/01 @100...      2,427

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $ 1,475     State Property & Buildings
               Commission Revenues, Revenue
               Refunding, Project #53, 6.25%,
               10/1/02, Callable 10/1/01 @102....   $  1,593
   1,000     State Property & Buildings
               Commission Revenues, Revenue
               Refunding, Project #54, 5.10%,
               9/1/00............................      1,023
   1,000     State Property & Buildings
               Commission Revenues, Revenue
               Refunding, Project #54, 5.90%,
               9/1/07, Callable 9/1/02 @102......      1,061
   1,000     State Property & Buildings
               Commission Revenues, Revenue
               Refunding, Project #56, 5.70%,
               9/1/06, Callable 9/1/04 @102......      1,061
   1,000     State Property & Buildings
               Commission Revenues, Revenue
               Refunding, Project #56, 5.80%,
               9/1/07, Callable 9/1/04 @102......      1,065
   1,000     State Property & Buildings
               Commission Revenues, Revenue
               Refunding, Project #59, 5.30%,
               5/1/07, Callable 11/1/05 @102.....      1,030
   1,000     State Property & Buildings
               Commission Revenues, Revenue
               Refunding, Project #59, 5.38%,
               11/1/09, Callable 11/1/05 @102....      1,016
     275     State Property & Buildings
               Commission Revenues, Revenue
               Refunding, Toyota Corp., 6.40%,
               11/1/01...........................        296
     250     State Turnpike Authority, Economic
               Development, Recovery Road
               Revenue, 6.13%, 7/1/07, ETM.......        265
     500     State Turnpike Authority, Economic
               Development, Road Revenue,
               Revitalization Project, 7.13%,
               5/15/01, Prerefunded 5/15/00
               @101.5............................        545
     750     State Turnpike Authority, Economic
               Development, Road Revenue,
               Revitalization Project, 5.70%,
               1/1/03............................        787
   1,000     State Turnpike Authority, Economic
               Development, Road Revenue,
               Revitalization Project, 5.20%,
               7/1/03, AMBAC.....................      1,032
   1,000     State Turnpike Authority, Economic
               Development, Road Revenue,
               Revitalization Project, 5.40%,
               7/1/05, AMBAC.....................      1,040
SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $ 1,000     State Turnpike Authority, Economic
               Development, Road Revenue,
               Revitalization Project, 7.38%,
               5/15/07, Prerefunded 5/15/00
               @101.5............................   $  1,097
   1,000     State Turnpike Authority, Economic
               Development, Road Revenue,
               Revitalization Project, 6.50%,
               7/1/08, AMBAC.....................      1,130
   1,000     State Turnpike Authority, Economic
               Development, Road Revenue,
               Revitalization Project, 5.50%,
               7/1/09, AMBAC.....................      1,045
   1,000     State Turnpike Authority, Economic
               Development, Road Revenue,
               Revitalization Project, 0.00%,
               1/1/10, FGIC......................        518
   2,600     State Turnpike Authority, Economic
               Development, Road Revenue,
               Revitalization Project, 5.63%,
               7/1/10, Callable 7/1/05 @102,
               AMBAC.............................      2,690
     500     State Turnpike Authority, Economic
               Development, Road Revenue,
               Revitalization Project, 5.75%,
               7/1/11, Callable 7/1/05 @102,
               AMBAC.............................        520
   2,750     State Turnpike Authority, Economic
               Development, Road Revenue,
               Revitalization Project S, 5.50%,
               7/1/08, AMBAC.....................      2,893
     250     State Turnpike Authority, Economic
               Development, Toll Road Revenue
               Refunding Bonds, 5.80%, 7/1/99,
               ETM...............................        258
     500     State Turnpike Authority, Resource
               Recovery Revenue, 6.63%, 7/1/08,
               ETM...............................        548
   1,000     State Turnpike Authority, Resource
               Recovery Revenue, 1985 Series A,
               6.00%, 7/1/09, Callable 7/16/97
               @100..............................      1,001
     225     State Turnpike Authority, Toll Road
               Revenue Refunding, 6.13%, 7/1/08,
               ETM...............................        240
     535     University of Kentucky Revenues,
               Community Colleges, Educational
               Buildings Revenue, 6.30%, 5/1/02,
               Callable 11/1/01 @102.............        575
   1,000     University of Kentucky Revenues,
               Community Colleges, Educational
               Buildings Revenue Bonds, 6.60%,
               5/1/01............................      1,076

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Kentucky Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
 $   475     University of Kentucky Revenues,
               Community Colleges, Educational
               Buildings Revenue, Southeast,
               6.30%, 5/1/05, Callable 11/1/01
               @102..............................   $    511
     500     University of Louisville Revenues,
               Construction of Educational
               Buildings, Series I, Refunding
               Revenue, 5.40%, 5/1/07, Callable
               5/1/03 @102.......................        517
     500     University of Louisville Revenues,
               Construction of Educational
               Buildings, Series I, Refunding
               Revenue, 5.40%, 5/1/08, Callable
               5/1/03 @102.......................        512
     500     University of Louisville Revenues,
               Construction of Educational
               Buildings, Series I, Refunding
               Revenue, 5.40%, 5/1/09, Callable
               5/1/03 @102.......................        508
   1,000     University of Louisville,
               Educational Buildings Refunding
               Revenue, 5.38%, 5/1/06, Callable
               5/1/03 @102.......................      1,035
     330     Versailles County, Water & Sewer,
               6.30%, 12/1/09, Callable 12/1/01
               @103..............................        355
     305     Warren County, Water District
               Revenue, 7.13%, 1/1/03, Callable
               7/1/99 @103, MBIA.................        329
     715     Winchester Utilities Revenue, 7.45%,
               7/1/08, Prerefunded 7/1/98 @103,
               MBIA..............................        761
     280     Winchester Utilities Revenue, 7.45%,
               7/1/09, Prerefunded 7/1/98 @103,
               MBIA..............................        298
     950     Winchester Utilities Revenue, 5.30%,
               7/1/09, Callable 7/1/03 @102......        954
                                                    --------
                                                     118,834
                                                    --------
SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Louisiana (0.9%):
 $ 3,000     Public Facilities Authority Revenue,
               Multi-Family, Series A, 0.00%,
               2/1/20, ETM.......................   $    823
   1,000     Public Facilities Authority Revenue,
               Series B, 0.00%, 12/1/19, ETM.....        284
                                                    --------
                                                       1,107
                                                    --------
Mississippi (0.6%):
   2,500     Home Corp., Residual Revenue, 0.00%,
               9/15/16, Callable 3/15/04 @ 41.6,
               ETM...............................        755
                                                    --------
Texas (0.3%):
   1,000     Central Housing Finance Corp.,
               Single Family Mortgage Revenue,
               Series A, 0.00%, 9/1/16, ETM......        336
                                                    --------
Total Municipal Bonds                                123,086
                                                    --------
INVESTMENT COMPANIES (0.3%):
     342     The One Group Municipal Money Market
               Fund, Fiduciary Class.............        342
                                                    --------
     Total Investment Companies                          342
                                                    --------
Total (Cost--$117,316) (a)                          $123,428
                                                    ========

------------

Percentages indicated are based on net assets of $124,783.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $6,112
                  Unrealized depreciation..................................................       --
                                                                                              ------
                  Net unrealized appreciation..............................................   $6,112
                                                                                              ======
AMBAC     Insured by AMBAC Indemnity Corp.
AMT       Alternative Minimum Tax Paper
BIG       Insured by Bond Insurance Guarantee
ETM       Escrowed to Maturity
FGIC      Insured by Federal Guarantee Insurance Corp.
FHA       Insured by Federal Housing Administration
FNMA      Insured by Federal National Mortgage Association
FSA       Insured by Federal Security Assurance
GSL       Guaranteed Student Loans
MBIA      Insured by Municipal Bond Insurance Association
VA        Veterans Administration

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS (98.7%):
California (0.6%):
 $ 1,000     Escondido Multifamily Housing
               Revenue, 5.40%, 1/1/27, Callable
               7/1/05 @101.5, FNMA...............   $  1,014
                                                    --------
Colorado (1.0%):
   2,810     El Paso County, Single Family
               Mortgage Revenue, Series A, 0.00%,
               5/1/15, ETM.......................      1,028
   1,890     Housing Finance Authority, Revenue,
               0.00%, 9/1/14, ETM................        724
                                                    --------
                                                       1,752
                                                    --------
Kansas (0.5%):
   1,000     Kansas City, Single Family Mortgage
               Revenue, Series 1983 A, 0.00%,
               12/1/14, ETM......................        378
   1,390     Saline County, Single Family
               Mortgage Revenue, Series 1983 A,
               0.00%, 12/1/15, ETM...............        491
                                                    --------
                                                         869
                                                    --------
Massachusetts (0.7%):
   1,000     State GO, 6.75, 8/1/09, Callable
               8/1/01 @102, AMBAC................      1,094
                                                    --------
Mississippi (0.6%):
   3,000     Home Corp., Residual Revenue, 0.00%,
               9/15/16, Callable 3/15/04 @41.6,
               ETM...............................        906
                                                    --------
Missouri (0.7%):
   1,000     State Health, 6.40%, 6/1/10, MBIA...      1,117
                                                    --------
Ohio (93.4%):
   1,000     Adams County, GO, School District,
               5.45%, 12/1/08, Callable 12/1/07
               @102, MBIA........................      1,039
   1,000     Air Quality Development Authority,
               Pollution Control Revenue, Ohio
               Edison, 7.45%, 3/1/16, Callable
               3/1/00 @102, FGIC.................      1,087
   1,045     Akron Sewer Systems, 5.30%, 12/1/05,
               MBIA..............................      1,085
   1,000     Akron Sewer Systems, 5.65%, 12/1/08,
               Callable 12/1/06 @102, MBIA.......      1,055
     820     Akron, Bath, Copley Ohio Hospital
               Revenue, 4.40%, 1/1/00, AMBAC.....        821
   1,000     Akron, Bath, Copley Ohio Hospital
               Revenue, 7.45%, 11/15/20,
               Prerefunded 11/15/00 @102, AMBAC..      1,116
   1,000     Allen County, Justice Center, 7.00%,
               12/1/15, Prerefunded 12/1/01 @101,
               AMBAC.............................      1,114
   3,000     Bexley School District, GO, 6.50%,
               12/1/16, Prerefunded 12/1/01
               @102..............................      3,294

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,000     Big Walnut Ohio School District, GO,
               7.30%, 6/1/15, Prerefunded 6/1/01
               @102, AMBAC.......................   $  1,122
     725     Bowling Green State University,
               5.65%, 6/1/11, Callable 6/1/06
               @101, AMBAC.......................        749
   1,000     Butler County, Hospital Facilities,
               6.75%, 11/15/10, Callable 11/15/01
               @102, FGIC........................      1,088
     750     Cincinnati, GO, 6.75%, 12/1/00......        810
   2,775     Clermont County, Waterworks, 6.63%,
               12/1/15, Prerefunded 12/1/01 @102,
               AMBAC.............................      3,073
   4,500     Cleveland Public Power System,
               6.40%, 11/15/06, Callable 11/15/04
               @102, MBIA........................      5,000
   3,000     Cleveland Public Power System,
               0.00%, 11/15/11, MBIA.............      1,403
   2,000     Cleveland Waterworks, 5.50%, 1/1/13,
               MBIA..............................      2,062
   1,850     Cleveland Waterworks, Series F-92B,
               6.25%, 1/1/06, Callable 1/1/02
               @102, AMBAC.......................      1,986
   3,750     Cleveland Waterworks, Series F-92B,
               6.50%, 1/1/11, Callable 1/1/02
               @102, AMBAC.......................      4,068
      50     Cleveland Waterworks, Series F-92B,
               6.50%, 1/1/11, Prerefunded 1/1/02
               @102, AMBAC.......................         55
   1,000     Cleveland, GO, 6.88%, 7/1/09,
               Prerefunded 7/1/99 @102, MBIA.....      1,071
     500     Cleveland, GO, 7.50%, 8/1/07,
               Prerefunded 2/1/03 @100, AMBAC....        573
   1,000     Cleveland, GO, 6.38%, 7/1/12,
               Callable 7/1/02 @102, MBIA........      1,086
   1,225     Columbus Municipal Airport No.
               30-E-U, GO, 6.20%, 4/15/04,
               Callable 4/15/01 @100.............      1,295
   1,000     Columbus Sewer Improvements, GO,
               6.75%, 9/15/06, Callable 9/15/01
               @100..............................      1,097

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 2,285     Columbus Waterworks Enlargement No.
               44, GO, 6.00%, 5/1/11, Callable
               5/1/03 @102.......................   $  2,428
   1,000     Columbus Waterworks Enlargement No.
               44, GO, 6.00%, 5/1/12, Callable
               5/1/03 @102.......................      1,060
   1,000     Columbus, GO, 6.40%, 1/1/07,
               Callable 1/1/02 @102..............      1,088
   1,000     Cuyahoga County, Hospital Revenues,
               Series A, 5.50%, 1/15/10, Callable
               1/15/06 @102, MBIA................      1,024
   1,000     Cuyahoga County, Jail Facilities,
               GO, 7.00%, 10/1/13, Prerefunded
               10/1/01 @102......................      1,115
   1,500     Cuyahoga County, Public
               Improvements, GO, 6.70%, 10/1/10,
               Prerefunded 10/1/99 @102..........      1,609
   1,000     Delaware County, Library District,
               GO, 7.25%, 11/1/10, Prerefunded
               11/1/00 @102......................      1,113
   1,000     Delaware County, Sewer, GO, 5.60%,
               12/1/10, Callable 12/1/05 @101....      1,019
   1,000     Fairfield County, Hospital
               Improvement Revenue,
               Lancaster-Fairfield Community
               Hospital, 7.10%, 6/15/21,
               Prerefunded 6/15/01 @102, MBIA....      1,115
     500     Fairfield County, School District,
               GO, 7.75%, 12/1/09, Callable
               12/1/98 @102, AMBAC...............        536
   1,290     Franklin County, Hospital Revenue,
               Children's Hospital, 5.65%,
               11/1/08, Callable 11/1/06 @101....      1,354
   1,065     Franklin County, Hospital Revenue,
               Children's Hospital, 5.75%,
               11/1/09, Callable 11/1/06 @101....      1,117
     800     Franklin County, Hospital Revenue,
               Children's Hospital, 5.80%,
               11/1/10, Callable 11/1/06 @101....        836
   2,000     Franklin County, Hospital Revenue,
               Children's Hospital Project,
               Series A, 6.50%, 5/1/07, Callable
               11/1/02 @102......................      2,158
   1,000     Franklin County, Hospital Revenue,
               Children's Hospital Project,
               Series A, 6.60%, 11/1/11, Callable
               11/1/01 @102......................      1,102
   1,000     Franklin County, Hospital Revenue,
               Holy Cross Health, 7.65%, 6/1/10,
               Prerefunded 6/1/00 @102, AMBAC....      1,109
   2,500     Franklin County, Hospital Revenue,
               Holy Cross Health Systems, 4.15%,
               6/1/16*...........................      2,500
SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,000     Franklin County, Hospital Revenue,
               Riverside United, Series B, 7.60%,
               5/15/20, Prerefunded 5/15/00
               @102..............................   $  1,106
   1,000     Greater Cleveland Regional
               Transportation Authority, GO,
               5.60%, 12/1/11, Callable 12/1/06
               @101, FGIC........................      1,030
   1,600     Greene County, GO, 6.25%, 12/1/09,
               Callable 12/1/02 @102, AMBAC......      1,739
   1,000     Greene County, Water System, 6.85%,
               12/1/11, Callable 12/1/01 @102,
               AMBAC.............................      1,101
   1,500     Hamilton County Electric Systems,
               6.13%, 10/15/08, Callable 10/15/02
               @102, FGIC........................      1,613
   1,500     Hamilton County, Building
               Improvement & Refunding, Museum
               Center, GO, 6.50%, 12/1/09,
               Callable 12/1/01 @102.............      1,629
   1,500     Hamilton County, Hospital
               Facilities, Bethesda Hospital,
               Series A, 6.25%, 1/1/12, Callable
               1/1/03 @102.......................      1,565
   1,265     Hamilton County, Hospital
               Facilities, Christ Hospital,
               Series B, 6.63%, 1/1/06, Callable
               1/1/01 @100, FGIC.................      1,343
     380     Hamilton County, Sewer System,
               6.30%, 12/1/01, Prerefunded 6/1/01
               @102..............................        412
   1,000     Hamilton County, Sewer System
               Refunding & Improvements, Series
               A, 4.30%, 12/1/98, FGIC...........      1,005
   1,000     Hamilton Waterworks Water Utility
               Improvement, 6.40%, 10/15/07,
               Callable 10/15/01 @102, MBIA......      1,087
   1,250     Housing Finance Agency, Mortgage,
               Series A-1, 6.20%, 9/1/14,
               Callable 3/1/05 @102, GNMA........      1,301
   1,000     Huron County, Correctional Facility,
               Issue I, GO, 5.70%, 12/1/11,
               Callable 12/1/07 @102, MBIA.......      1,044
   1,000     Kent State University, 6.45%,
               5/1/12, Callable 5/1/02 @102,
               AMBAC.............................      1,087
   3,000     Lakewood Sanitation Sewer System,
               Special Obligation, 6.40%,
               12/1/11, Callable 12/1/01 @102....      3,220
   1,000     Logan County School District, GO,
               7.10%, 12/1/12, Prerefunded
               12/1/01 @101, AMBAC...............      1,118
   1,000     Lorain County, Hospital Revenue,
               6.00%, 9/1/05, MBIA...............      1,082

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,000     Lorain County, Hospital Revenue,
               5.63%, 9/1/12, Callable 9/1/07
               @102, MBIA........................   $  1,027
   1,000     Marysville School District, GO,
               7.20%, 12/1/10, Callable 12/1/00
               @102, AMBAC.......................      1,110
   2,500     Middleburg Heights Hospital, 5.70%,
               8/15/10, Callable 8/15/08 @102,
               FSA...............................      2,611
   2,000     Montgomery County, Sisters of
               Charity, Series A, 6.50%, 5/15/08,
               Callable 5/15/01 @102, MBIA.......      2,150
   1,000     North Royalton, GO, 7.50%, 12/1/11,
               Callable 12/1/00 @102.............      1,106
   1,000     Northeast Ohio Regional Sewer
               District Wastewater, 6.50%,
               11/15/08, Prerefunded 11/15/01
               @101, AMBAC.......................      1,093
     980     Ohio Capital Corp. for Housing,
               5.60%, 1/1/07, Callable 7/1/03
               @102, MBIA........................      1,003
     710     Ohio Housing Finance, 7.50%, 9/1/10,
               Callable 9/1/00 @102, GNMA........        751
   1,805     Ohio State Natural Resources, GO,
               4.70%, 4/1/03.....................      1,823
   1,000     Ohio State University, University &
               College Improvements, 5.50%,
               12/1/03, Callable 12/1/02 @102....      1,051
     500     Olentangy Local School District, GO,
               7.75%, 12/1/11, BIG...............        628
     565     Olmstead Falls Ohio School District,
               GO, 6.85%, 12/15/11, Callable
               12/15/04 @102, FGIC...............        640
     500     Orrville Electric Revenue, 7.50%,
               12/1/10, Callable 12/1/98 @102,
               AMBAC.............................        533
   1,000     Ottawa County, GO, 7.00%, 9/1/11,
               Callable 9/1/01 @102, AMBAC.......      1,102
   1,000     Pickerington Local School District,
               GO, 7.00%, 12/1/13, Prerefunded
               12/1/00 @102, AMBAC...............      1,104
   2,600     Portage County, Robinson Memorial
               Hospital Project, 5.63%, 11/15/07,
               Callable 11/15/04 @102, MBIA......      2,741
   2,220     Rocky River City School District,
               School Improvements, GO, 6.90%,
               12/1/11, Callable 2/1/00 @102.....      2,441
   1,000     Saint Mary's Electric Systems
               Mortgage, 7.15%, 12/1/10, Callable
               2/1/00 @102, AMBAC................      1,109
   1,000     Sandusky City School District, GO,
               7.30%, 12/1/10, Callable 12/1/00
               @102..............................      1,101
SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,000     Shaker Heights City Schools, GO,
               7.10%, 12/15/10...................   $  1,157
   1,710     Springfield County, School District,
               GO, 0.00%, 12/1/12, AMBAC.........        751
   1,000     Springfield, GO, 6.88%, 9/1/06,
               Callable 9/1/01 @102, AMBAC.......      1,100
   1,000     State Building Authority, 7.35%,
               4/1/09, Prerefunded 4/1/00 @102,
               MBIA..............................      1,098
   2,000     State Building Authority, Adult
               Correctional Building, Series A,
               6.13%, 10/1/09, Callable 10/1/03
               @102..............................      2,141
   1,000     State Building Authority, Adult
               Correctional Building, Series A,
               5.50%, 4/1/13, Callable 4/1/07
               @101, AMBAC.......................      1,012
   1,000     State Building Authority, Highway
               Safety Building, 5.00%, 10/1/04,
               AMBAC.............................      1,020
     500     State Building Authority, Highway
               Safety Building, 7.75% 10/1/08,
               Prerefunded 10/1/98 @102..........        533
   1,000     State Building Authority, Highway
               Safety Building, 5.38%, 10/1/09,
               AMBAC.............................      1,022
   1,000     State Building Authority, State
               Correctional Facilities, Series A,
               6.50%, 10/1/01....................      1,082
   1,165     State Building Authority, State
               Facilities Transportation Building
               Fund, Series A, 6.50%, 9/1/09,
               Callable 9/1/04 @102, AMBAC.......      1,290
   1,000     State Building Authority, State
               Facilities, Administration
               Building Funds, Series A, 5.75%,
               10/1/06, Callable 10/1/04 @102,
               MBIA..............................      1,068
   2,000     State Building Authority, State
               Facilities, J. Rhodes, Series A,
               6.38%, 6/1/07, Callable 6/1/01
               @102..............................      2,142
   1,000     State Educational Loan Revenue,
               Series A-1, AMT, 5.40%, 12/1/09,
               Callable 6/1/07 @102, AMBAC.......      1,006
   1,750     State Elementary & Secondary
               Education, 5.63%, 12/1/06.........      1,852
   2,510     State Fresh Water Development, GO,
               5.80%, 6/1/11, Callable 6/1/05
               @102, AMBAC.......................      2,618
   1,000     State Higher Educational Facilities,
               Case Western, 7.63%, 10/1/08,
               Callable 10/1/97 @102.............      1,028

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,000     State Higher Educational Facilities,
               Case Western, 7.13%, 10/1/14,
               Callable 10/1/00 @102.............   $  1,094
   1,000     State Higher Educational Facilities,
               University of Dayton, 7.25%,
               12/1/12, Callable 12/1/00 @102,
               FGIC..............................      1,099
   1,000     State Liquor Profits Revenue, 6.85%,
               9/1/00............................      1,076
   1,000     Strongsville, GO, 6.70%, 12/1/11,
               Callable 12/1/06 @102.............      1,122
     800     Toledo Sewer Revenue, 6.20%,
               11/15/02, AMBAC...................        866
   1,000     Toledo Sewer System Revenue, 7.38%,
               11/15/10, Callable 11/15/98 @102,
               MBIA..............................      1,064
   1,000     Toledo, GO, 5.63%, 12/1/11, Callable
               12/1/06 @102, AMBAC...............      1,035
   1,000     University of Akron, General
               Receipts, 5.00%, 1/1/00, LOC:
               AMBAC.............................      1,017
   1,000     University of Cincinnati, 7.30%,
               6/1/09, Prerefunded 6/1/99 @100...      1,058
   1,000     University of Cincinnati,
               Certificates of Participation,
               University & College Improvements,
               6.75%, 12/1/09, Callable 12/1/01
               @102, MBIA........................      1,094
   1,000     University of Cincinnati, General
               Receipts, 5.75%, 6/1/13, Callable
               6/1/06 @101.......................      1,032
   1,000     University of Cincinnati, General
               Receipts, Health & Hospital
               Improvements, 7.10%, 6/1/10,
               Callable 6/1/99 @102..............      1,073
   1,000     University of Cincinnati, General
               Receipts, University & College
               Improvements, 7.00%, 6/1/11,
               Prerefunded 6/1/01 @102...........      1,097
   1,000     University of Cincinnati, Series R2,
               Refund Bonds, 6.25%, 6/1/09,
               Callable 12/1/02 @102.............      1,101
   1,000     Water Development Authority,
               Pollution Control Facilities,
               5.50%, 12/1/09, Callable 6/1/05
               @101, MBIA........................      1,030
SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
 $ 1,500     Water Development Authority, Water
               Development Revenue, 7.00%,
               12/1/09, Callable 6/1/00 @102,
               ETM, AMBAC........................   $  1,729
   1,000     Westerville, Minerva Park & Blendon
               Joint Township, Saint Ann's
               Hospital, Series B, 6.80%,
               9/15/06, Callable 9/15/01 @102,
               AMBAC.............................      1,115
   2,750     Westerville, Minerva Park & Blendon
               Joint Township, Saint Ann's
               Hospital, Series B, 7.00%,
               9/15/12, Callable 9/15/01 @102,
               AMBAC.............................      3,126
     500     Westlake Ohio Safety, GO, 7.65%,
               12/1/08, Callable 12/1/98 @102....        535
     500     Wood County, 7.88%, 12/1/13,
               Prerefunded 12/1/98 @102, AMBAC...        536
   1,000     Worthington City School District,
               GO, 7.45%, 12/1/12, Prerefunded
               12/1/99 @102, MBIA................      1,094
                                                    --------
                                                     152,951
                                                    --------
Texas (0.5%):
   2,500     Southeast Texas Housing Financial
               Corp., 0.00%, 9/1/17, ETM, MBIA...        791
                                                    --------
Washington (0.7%):
   1,000     State, Series A & AT-6, GO, 6.25%,
               2/1/11............................      1,109
                                                    --------
Total Municipal Bonds                                161,603
                                                    --------
INVESTMENT COMPANIES (1.2%):
     766     Fidelity Ohio Tax Free Money Market
               Fund..............................        766
   1,116     The One Group Ohio Municipal Money
               Market Fiduciary Class............      1,116
                                                    --------
Total Investment Companies                             1,882
                                                    --------
Total (Cost--$153,990) (a)                          $163,485
                                                    ========

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Ohio Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

------------

Percentages indicated are based on net assets of $163,602.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $38. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $9,457
                  Unrealized depreciation..................................................       --
                                                                                              ------
                  Net unrealized appreciation..............................................   $9,457
                                                                                              ======

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements.The interest rate, which will change periodically, is based upon bank prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 1997.

AMBAC     Insured by AMBAC Indemnity Corp.
AMT       Alternative Minimum Tax Paper
BIG       Insured by Bond Insurance Guarantee
ETM       Escrowed to Maturity
FGIC      Insured by Federal Guarantee Insurance Corp.
FNMA      Insured by Federal National Mortgage Association
FSA       Insured by Federal Security Assurance
GNMA      Insured by Government National Mortgage Association
GO        General Obligation
LOC       Letter of Credit
MBIA      Insured by Municipal Bond Insurance Association

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS (98.9%):
Louisiana (98.9%):
 $ 1,165     Ascension Parish, Gravity Drain,
               Sales & Use Tax, 5.40%, 12/1/07,
               Callable 12/1/06 @100, FGIC.......   $  1,211
   1,230     Ascension Parish, Gravity Drain,
               Sales & Use Tax, 5.50%, 12/1/08,
               Callable 12/1/06 @100, FGIC.......      1,275
   2,500     Bastrop, Industrial Development
               Board, Pollution Control Revenue
               Refunding, International Paper Co.
               Project, 6.90%, 3/1/07, Callable
               3/1/02 @102.......................      2,727
     700     Baton Rouge, Public Improvements
               Sales & Use Tax, 6.85%, 8/1/00,
               Callable 8/1/99 @102, AMBAC.......        748
     800     Baton Rouge, Public Improvements
               Sales & Use Tax, 6.90%, 8/1/01,
               Callable 8/1/99 @102, AMBAC.......        854
     765     Baton Rouge, Public Improvements
               Sales & Use Tax, 6.38%, 8/1/09,
               Callable 8/1/01 @101.5, FSA.......        821
   2,000     Baton Rouge, Public Improvements
               Sales & Use Tax, Series A, 6.00%,
               8/1/04, Callable 8/1/01 @101.5,
               FSA...............................      2,122
     700     Bossier City, Public Improvements
               Sales & Use Tax, Revenue
               Refunding, 5.05%, 11/01/11,
               Callable 11/1/07 @100, FGIC.......        689
     805     Bossier City, Public Improvements
               Sales & Use Tax, Revenue
               Refunding, Series ST, 6.20%,
               11/1/07, Callable 11/1/01 @102,
               AMBAC.............................        863
     400     Bossier City, Public Improvements
               Sales & Use Tax, Series ST-1989,
               6.88%, 11/1/06, Callable 11/1/99
               @101.5, FGIC......................        430
     400     Bossier City, Public Improvements
               Sales & Use Tax, Series ST-1989,
               6.88%, 11/1/07, Callable 11/1/99
               @101.5, FGIC......................        430
     550     Bossier City, Public Improvements
               Sales & Use Tax, Series ST-1989,
               6.88%, 11/1/08, Callable 11/1/99
               @101.5, FGIC......................        591
   1,415     Caddo Parish, GO, Refunding, 5.25%,
               2/1/06, Callable 2/1/05 @100,
               MBIA..............................      1,453

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $   750     Caddo Parish, GO, Refunding, 5.25%,
               2/1/08, Callable 2/1/05 @100,
               MBIA..............................   $    761
     470     Caddo Parish, Industrial
               Developement Board, Wal-Mart
               Stores, Inc. Project, 5.95%,
               11/1/07, Callable 11/1/97
               @101.5............................        478
     500     Calcasieu Parish, School District
               #22, Ward 3, Series A, GO, 7.10%,
               2/1/01, Callable 2/1/99 @100,
               BIG...............................        521
   1,500     De Soto Parish, Pollution Control
               Revenue, International Paper Co.
               Project--Series A, 5.05%,
               12/1/02...........................      1,539
     910     East Baton Rouge Parish, Sales & Use
               Tax, 5.80%, 2/1/09, Callable
               2/1/05 @101.5, FGIC...............        959
   2,280     East Baton Rouge Parish, Sales & Use
               Tax, Series A, 8.00%, 2/1/02,
               FGIC..............................      2,604
   1,085     East Baton Rouge Parish, Sales & Use
               Tax, Series ST, 5.15%, 2/1/05,
               Callable 2/1/03 @101.5............      1,105
     500     East Baton Rouge Parish, Sales & Use
               Tax, Series ST, 5.80%, 2/1/07,
               Callable 2/1/05 @101.5, FGIC......        534
   1,000     East Baton Rouge Parish, Sales & Use
               Tax, Series ST, 5.10%, 2/1/07,
               Callable 2/1/06 @101.5, FGIC......      1,017
     845     East Baton Rouge Parish, Sales & Use
               Tax, Series ST, 5.80%, 2/1/08,
               Callable 2/1/05 @101.5, FGIC......        896
   1,280     East Baton Rouge, Mortgage Finance
               Authority, Single Family Mortgage,
               Series B, 5.45%, 10/1/03, GNMA....      1,293
     500     East Baton Rouge, Parish Sales & Use
               Tax, 7.10%, 2/1/99, MBIA..........        522
     500     East Baton Rouge, Parish Sales & Use
               Tax, 7.10%, 2/1/00, Callable
               2/1/99 @101.5, MBIA...............        530
   1,390     Greater Baton Rouge Parking
               Authority, East Baton Rouge Parish
               Revenue, 6.38%, 7/1/03, Callable
               7/10/97 @100......................      1,393
   1,560     Houma Utilities Revenue, 6.13%,
               1/1/07, Callable 1/1/02 @102,
               FGIC..............................      1,671
     510     Housing Finance Agency, Mortgage
               Revenue, Series D-2, AMT, 6.10%,
               12/1/11, Callable 12/1/06 @102....        514
     665     Housing Finance Agency, Mortgage
               Revenue, Single Family A-1, 5.70%,
               6/1/15, Callable 6/1/05 @102......        677

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $ 1,205     Iberia Home Mortgage Authority,
               Single Family Mortgage Revenue
               Refunding, 7.38%, 1/1/11, Callable
               7/1/03 @103.......................   $  1,299
     400     Jefferson Parish, Construction
               Waterworks, District #2, 7.25%,
               1/15/00, Callable 7/15/97 @100....        406
   2,180     Jefferson Parish, Drain Sales Tax
               Revenue, 6.50%, 11/1/06, Callable
               11/1/01 @100, AMBAC...............      2,341
     315     Jefferson Parish, Home Mortgage
               Authority, Single Family Mortgage
               Revenue Refunding, Sub-Series B,
               4.50%, 6/1/13, Callable 12/1/03
               @102..............................        312
     500     Jefferson Parish, Refunding, GO,
               7.10%, 9/1/97, FGIC...............        503
     500     Jefferson Parish, Refunding, GO,
               7.40%, 9/1/99, Callable 9/1/97
               @100, FGIC........................        503
     250     Jefferson Parish, Refunding, GO,
               7.70%, 9/1/02, Callable 9/1/97
               @100, FGIC........................        252
   2,500     Jefferson Parish, School Board Sales
               & Use Tax, Revenue Refunding,
               6.05%, 2/1/02, MBIA...............      2,666
   1,270     Jefferson Parish, School Board Sales
               & Use Tax, Revenue Refunding,
               6.15%, 2/1/03, Callable 2/1/02
               @102, MBIA........................      1,370
   6,500     Jefferson Parish, School Board Sales
               & Use Tax, Revenue Refunding,
               6.25%, 2/1/08, Callable 2/1/02
               @102, MBIA........................      7,020
   4,920     Jefferson, Sales Tax District
               Special, Tax Revenue Refunding,
               Series A, 6.75%, 12/1/06, Callable
               12/1/02 @100, FGIC................      5,389
     880     Kenner, Sales & Use Tax Revenue
               Refunding, 5.75%, 6/1/06, Callable
               6/1/02 @103, FGIC.................        929
   1,000     Lafayette Parish, Refunding, GO,
               7.80%, 3/1/01, Callable 3/1/98
               @102, FGIC........................      1,043
     750     Lafourche Parish, Hospital Service,
               District #3, Hospital Revenue,
               5.50%, 10/1/04, Callable 10/1/03
               @102..............................        754
     650     Lafourche Parish, Water District #1,
               Water Revenue Refunding, 5.63%,
               1/1/01............................        670
     500     Lincoln Parish, School District #1,
               Ruston Refunding, 6.20%, 3/1/03,
               Callable 3/1/01 @100, MBIA........        526

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $ 1,465     Lincoln Parish, School District #1,
               Ruston Refunding, 6.40%, 3/1/05,
               Callable 3/1/01 @100, MBIA........   $  1,558
   1,000     Louisiana State University &
               Agriculture & Mechanical College,
               University Revenues, 6.00%,
               7/1/07, Callable 7/1/06 @102,
               MBIA..............................      1,081
   1,120     Louisiana State University &
               Agriculture & Mechanical College,
               University Revenues, 5.50%,
               7/1/13, Callable 7/1/06 @102,
               MBIA..............................      1,124
   1,220     Monroe Parish, Special School
               District, GO, 8.00%, 3/1/01,
               MBIA..............................      1,366
   1,300     Monroe Parish, Special School
               District, GO, 7.00%, 3/1/02,
               MBIA..............................      1,436
   1,390     Monroe Parish, Special School
               District, GO, 7.00%, 3/1/03,
               MBIA..............................      1,556
   1,230     Monroe Parish, Special School
               District, GO, 5.35%, 3/1/05,
               FGIC..............................      1,275
   1,320     Monroe Parish, Special School
               District, GO, 5.35%, 3/1/06,
               Callable 3/1/05 @100, FGIC........      1,364
     550     New Orleans, GO, Public Improvement,
               5.85%, 11/1/07, Callable 11/1/05
               @100, FGIC........................        583
   1,000     New Orleans, GO, Refunding, 5.88%,
               10/1/11, Callable 10/1/05 @101,
               AMBAC.............................      1,039
   3,250     New Orleans, GO, Refunding, 0.00%,
               9/1/17, AMBAC.....................      1,042
   1,000     Ouachita Parish, Hospital Service
               District #1, Glenwood Regional
               Medical Center, 5.70%, 5/15/16,
               Callable 5/15/10 @100, FSA........      1,015
   2,525     Ouachita Parish, Hospital Service
               District #1, Glenwood Regional
               Medical Center, Health Care
               Revenue, 7.50%, 7/1/06, Callable
               7/1/01 @102.......................      2,845
   2,000     Ouachita Parish, West School
               District, Refunding, Series A,
               6.50%, 3/1/03, Callable 3/1/01
               @102, FSA.........................      2,182
   2,695     Ouachita Parish, West School
               District, Refunding, Series A, GO,
               6.65%, 3/1/05, Callable 3/1/01
               @102, FSA.........................      2,929
   1,655     Ouachita Parish, West School
               District, Refunding, Series A, GO,
               6.70%, 3/1/06, Callable 3/1/01
               @102, FSA.........................      1,799
   1,440     Plaquemines Parish, GO, Refunding,
               6.40%, 8/1/04, Callable 8/1/01
               @102, AMBAC.......................      1,566

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $   420     Plaquemines Parish, Sales & Use Tax,
               6.70%, 12/1/08, Callable 12/1/01
               @102..............................   $    449
     410     Plaquemines Parish, Sales & Use Tax,
               6.70%, 12/1/09, Callable 12/1/01
               @102..............................        436
     605     Plaquemines Parish, School Board,
               Sales & Use Tax, 6.65%, 3/1/05,
               Callable 3/1/02 @102..............        658
   2,280     Public Facilities Authority Revenue,
               Alton Ochsner Medical Foundation,
               Series A, 6.30%, 5/15/04, Callable
               5/15/02 @102, MBIA................      2,473
   1,000     Public Facilities Authority Revenue,
               Alton Ochsner Medical Project,
               Series B, 5.75%, 5/15/11, Callable
               5/15/02 @100, MBIA................      1,020
   1,000     Public Facilities Authority Revenue,
               Indexed Caps, 5.88%, 2/15/11,
               Callable 2/15/03 @102, FGIC.......      1,040
   1,000     Public Facilities Authority Revenue,
               Lafayette General Medical Center
               Project, Hospital Revenue, 6.05%,
               10/1/04, Callable 10/1/02 @102,
               FSA...............................      1,075
   1,960     Public Facilities Authority Revenue,
               Loyola University, 6.60%, 4/1/05,
               Callable 4/1/02 @102..............      2,150
   2,525     Public Facilities Authority Revenue,
               Loyola University Project, 5.63%,
               10/1/10, Callable 10/1/07 @102,
               MBIA..............................      2,615
     500     Public Facilities Authority Revenue,
               Loyola University Project, Series
               A, 7.20%, 10/1/00, Callable
               10/1/99 @102......................        540
   1,135     Public Facilities Authority Revenue,
               Mary Bird Perkins Cancer Center,
               5.50%, 1/1/04, FSA................      1,182
   5,000     Public Facilities Authority Revenue,
               Multi-Family, Series A, 0.00%,
               2/1/20, ETM.......................      1,371
     500     Public Facilities Authority Revenue,
               Our Lady of Lake Regional, Series
               C, Healthcare Revenue, 5.70%,
               12/1/04, Callable 12/1/01 @102,
               MBIA..............................        525
   7,500     Public Facilities Authority Revenue,
               Series B, 0.00%, 12/1/19, ETM.....      2,132
     110     Public Facilities Authority Revenue,
               Sisters of Mercy, 7.38%, 6/1/09,
               Callable 6/1/99 @102..............        118
   2,145     Public Facilities Authority Revenue,
               Tulane University, 6.25%, 7/15/06,
               Callable 7/15/01 @102.............      2,286

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $   735     Public Facilities Authority Revenue,
               Tulane University, 5.55%, 10/1/07,
               Callable 10/1/06 @102, AMBAC......   $    775
   1,605     Public Facilities Authority Revenue,
               Tulane University, 5.75%, 10/1/09,
               Callable 10/1/06 @102, AMBAC......      1,693
     300     Public Facilities Authority Revenue,
               Tulane University, Series A,
               7.50%, 5/15/00, Callable 5/15/98
               @102..............................        315
     325     Public Facilities Authority Revenue,
               Tulane University, Series A1,
               5.80%, 2/15/04, Callable 2/15/03
               @102, FGIC........................        345
     170     Public Facilities Authority Revenue,
               Tulane University, Series B,
               7.20%, 8/15/98, Callable 8/15/97
               @102..............................        174
     300     Public Facilities Authority Revenue,
               Tulane University, Series C,
               7.20%, 8/15/98, Callable 8/15/97
               @102..............................        307
     500     Public Facilities Authority Revenue,
               Womens Hospital Foundation,
               Healthcare Revenue, 6.00%,
               10/1/10, FSA......................        534
     500     Public Facilities Authority Revenue,
               Womens Hospital Foundation,
               Healthcare Revenue, 7.20%,
               10/1/97, FGIC.....................        504
   1,235     Public Facilities Authority Revenue,
               Womens Hospital Foundation,
               Healthcare Revenue, 6.85%,
               10/1/05, Callable 10/1/02 @102....      1,386
     730     Public Facilities Authority Revenue,
               Womens Hospital Foundation,
               Healthcare Revenue, 5.40%,
               10/1/05, Callable 10/1/04 @102,
               FGIC..............................        757
   1,715     Public Facilities Authority Revenue,
               Womens Hospital Foundation,
               Healthcare Revenue, 5.50%,
               10/1/06, Callable 10/1/04 @102,
               FGIC..............................      1,788
     500     Rapides Parish, Consolidated School
               District #62, GO, 7.25%, 4/1/00,
               Callable 4/1/99 @100, MBIA........        526
     670     Rapides Parish, School District #11,
               Rigolette--Series 1990, GO, 6.90%,
               2/1/01, Callable 2/1/00 @100,
               FGIC..............................        711

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $ 1,475     Rapides Parish, School District #11,
               Rigolette--Series 1990, GO, 6.95%,
               2/1/02, Callable 2/1/00 @100,
               FGIC..............................   $  1,563
   2,350     Saint Charles Parish, School
               District #1, GO, 6.45%, 3/1/06,
               Callable 3/1/02 @100, AMBAC.......      2,520
     480     Shreveport, GO, 6.20%, 3/1/02,
               Callable 3/1/01 @100, AMBAC.......        507
     500     Shreveport, GO, 6.70%, 2/1/03,
               Prerefunded 2/1/00 @100, AMBAC....        530
     480     Shreveport, GO, 5.90%, 2/1/07,
               Callable 2/1/03 @100..............        501
     930     Shreveport, Water & Sewer Revenue,
               Series A, 7.75%, 12/1/02, FGIC....      1,073
     500     Shreveport, Water & Sewer Revenue,
               Series A, 6.25%, 12/1/03, FGIC....        546
   1,000     South Port Community, Port Revenue
               Refunding, Cargill, Inc. Project,
               5.85%, 4/1/17, Callable 4/1/07
               @102..............................      1,016
     750     St. Charles Parish, Public
               Improvements Sales Tax, Refunding,
               6.60%, 11/1/07, Callable 11/1/99
               @102..............................        795
     870     St. John Baptist Parish, School
               District #1, GO, 6.25%, 3/1/05,
               Callable 3/1/02 @100..............        914
     750     St. Landry Parish, Consolidated
               School District #1, GO, 6.10%,
               5/1/07, Callable 5/1/01 @100,
               MBIA..............................        783
   1,815     St. Tammany Parish, Hospital
               Service, District #1, Hospital
               Revenue, 6.30%, 7/1/07, Callable
               7/1/02 @102.......................      1,914
     300     St. Tammany Parish, Refunding, GO,
               7.40%, 3/1/98, FGIC...............        307
   1,000     St. Tammany Parish, Sales & Use Tax,
               District #3, Series A, 6.50%,
               12/1/02, Callable 12/1/99 @102,
               FGIC..............................      1,066
   1,000     St. Tammany Parish, Sales & Use Tax,
               District #3, Series A, 6.50%,
               12/1/03, Callable 12/1/99 @102,
               FGIC..............................      1,069
     750     St. Tammany Parish, Sales & Use Tax,
               District #3, Series A, 6.50%,
               12/1/05, Callable 12/1/99 @102,
               FGIC..............................        799
     400     St. Tammany Parish, School District
               #12, GO, 6.50%, 3/1/04, Callable
               3/1/01 @100, FGIC.................        424
   1,665     Stadium & Exposition District, Hotel
               Occupancy, Tax & Stadium Revenue,
               5.65%, 7/1/07, Callable 7/1/04
               @102, FGIC........................      1,758

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $ 3,020     State Energy & Power Authority,
               Power Project Revenue Refunding--
               Rodemacher Unit #2, 6.75%, 1/1/08,
               Callable 1/1/01 @102, FGIC........   $  3,276
     800     State Gas & Fuels Tax Revenue,
               Series A, 7.20%, 11/15/99.........        850
   1,500     State Gas & Fuels Tax Revenue,
               Series A, 7.25%, 11/15/04,
               Callable 11/15/99 @102............      1,619
   2,750     State GO, 7.10%, 9/1/03, Callable
               9/1/00 @102, FSA..................      3,022
   4,000     State GO, Refunding, Series A,
               6.00%, 8/1/04, FGIC...............      4,316
   2,875     State GO, Refunding, Series A,
               5.80%, 08/01/10, MBIA.............      3,070
   3,000     State GO, Refunding, Series B,
               5.63%, 8/1/13, MBIA...............      3,116
   3,000     State GO, Series A, 6.50%, 4/15/06,
               FGIC..............................      3,356
     430     State GO, Series A, 6.00%, 5/1/08,
               Callable 5/1/04 @102, AMBAC.......        461
     500     State GO, Series A, 6.10%, 5/1/11,
               Callable 5/1/04 @102, AMBAC.......        530
     400     State Offshore Terminal Authority,
               Deepwater Port Revenue, Refunding,
               1st Stage, Series B, 6.00%,
               9/1/01............................        418
     600     State Offshore Terminal Authority,
               Deepwater Port Revenue, Refunding,
               1st Stage, Series B, 6.10%,
               9/1/02............................        634
   1,325     State Offshore Terminal Authority,
               Deepwater Port Revenue, Refunding,
               1st Stage, Series B, 6.25%,
               9/1/04............................      1,424
     150     Sulphur Public Improvements, Sales &
               Use Tax, Series B, 6.00%, 3/1/00,
               Callable 9/1/97 @100, MBIA........        150
     615     Sulphur Public Improvements, Sales &
               Use Tax, Series B, 6.00%, 3/1/01,
               Callable 9/1/97 @100, MBIA........        617
   1,435     Tangipahoa Parish, Consolidated
               School District #1, Refunding, GO,
               6.15%, 12/1/07, Callable 12/1/02
               @100..............................      1,521
   1,250     Tangipahoa Parish, Hospital Service
               District #1, Hospital Revenue
               Refunding, 6.13%, 2/1/14, Callable
               2/1/04 @102, AMBAC................      1,309
   1,285     Terrebonne Parish, Hospital Service
               District #1, Hospital Revenue
               Refunding, Terrebonne General
               Medical Center Project, 7.40%,
               4/1/03, Callable 4/1/98 @102,
               BIG...............................      1,339

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Louisiana Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
 $   500     Terrebonne Parish, Waterworks
               District #1, Water Revenue, 5.75%,
               11/1/08, Callable 11/1/03 @102,
               FGIC..............................   $    527
     690     Terrebonne Parish, Waterworks
               District #1, Water Revenue
               Refunding, 5.70%, 11/1/06,
               Callable 11/1/03 @102, FGIC.......        732
     555     Vermilion Parish, Hospital Service,
               District #2, Health Care Revenue
               Refunding, Series A, 6.35%,
               5/1/00, MBIA......................        585
                                                    --------
     Total Municipal Bonds                           163,813
                                                    --------

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
INVESTMENT COMPANIES (0.2%):
 $   339     The One Group Municipal Money Market
               Fund, Fiduciary Class.............   $    339
                                                    --------
     Total Investment Companies                          339
                                                    --------
Total (Cost--$157,802) (a)                          $164,152
                                                    ========

------------

Percentages indicated are based on net assets of $165,671.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $6,355
                  Unrealized depreciation..................................................       (5)
                                                                                              ------
                  Net unrealized appreciation..............................................   $6,350
                                                                                              ======
AMBAC     Insured by AMBAC Indemnity Corp.
AMT       Alternative Minimum Tax Paper
BIG       Insured by Bond Insurance Guarantee
ETM       Escrowed to Maturity
FGIC      Insured by Federal Guarantee Insurance Corp.
FSA       Insured by Federal Security Assurance
GO        General Obligation
GNMA      Government National Mortgage Association
MBIA      Insured by Municipal Bond Insurance Association

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   -------
MUNICIPAL BONDS (98.5%):
Arizona (0.5%):
 $   500     Flagstaff, GO, 8.50%, 7/1/97, FGIC...   $   500
                                                     -------
Hawaii (0.4%):
     400     Hawaii State, GO, Series B, 8.13%,
               2/1/00.............................       436
                                                     -------
Ohio (0.9%):
     500     Columbus, GO, 8.13%, 5/1/04..........       602
     250     Public Community Facilities, Higher
               Education Cap, Series II-B, 5.38%,
               11/1/00, AMBAC.....................       259
                                                     -------
                                                         861
                                                     -------
Puerto Rico (1.1%):
   1,000     Puerto Rico Industrial Tourist
               Educational, Medical and
               Environmental Control Facilities,
               Auxilio Mutuo Hospital Obligation
               Group, 5.80%, 7/1/06, Callable
               1/1/05 @102, MBIA..................     1,077
                                                     -------
Rhode Island (0.2%):
     200     State Construction Capital
               Development, GO, Series B, 6.00%,
               5/15/98............................       204
                                                     -------
Virginia (0.2%):
     200     State Public School Authority
               Revenue, Series A, 6.30%, 8/1/01...       215
                                                     -------
West Virginia (95.2%):
     515     Berkeley County, Building Community,
               Hospital Revenue, City Hospital
               Project, 5.25%, 11/1/97............       517
     200     Berkeley County, Building Community,
               Hospital Revenue, City Hospital
               Project, 5.40%, 11/1/98............       203
   1,000     Berkeley County, Building Community,
               Hospital Revenue, City Hospital
               Project, 6.50%, 11/1/09, Callable
               11/1/02 @102.......................     1,057
   1,000     Berkeley County, Education Board, GO,
               5.50%, 4/1/01......................     1,036
     800     Berkeley County, Education Board, GO,
               5.55%, 4/1/02......................       833
     900     Berkeley County, Education Board, GO,
               5.60%, 4/1/03......................       942
     500     Berkeley County, Education Board, GO,
               5.00%, 6/1/08, Callable 6/1/05
               @100, FGIC.........................       501
   1,525     Brooke Pleasants Tyler Wetzed
               Counties, Single Family Mortgage
               Revenue, 7.40%, 8/15/10, ETM.......     1,824
     225     Cabell County, Education Board, GO,
               6.10%, 5/1/99, MBIA................       233
   1,000     Cabell County, Education Board, GO,
               4.20%, 5/1/99......................       998
     150     Cabell County, Education Board, GO,
               6.20%, 5/1/00, MBIA................       158

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   -------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $ 1,000     Cabell County, Education Board, GO,
               5.00%, 5/1/00......................   $ 1,016
   1,670     Cabell County, Education Board, GO,
               6.60%, 5/1/04, MBIA................     1,861
   1,500     Cabell County, Education Board, GO,
               6.00%, 5/1/06, MBIA................     1,630
     100     Charles Town Residential Mortgage,
               Revenue, Series A, 5.40%, 9/1/02...       103
     100     Charles Town Residential Mortgage,
               Revenue, Series A, 5.55%, 3/1/03...       103
     105     Charles Town Residential Mortgage,
               Revenue, Series A, 5.70%, 9/1/04,
               Callable 3/1/03 @102...............       109
   1,555     Charleston Building Community,
               Parking Facility Revenue, Capital
               Appreciation, 0.00%, 12/1/17.......       414
   1,570     Charleston Building Community,
               Parking Facility Revenue, Capital
               Appreciation, 0.00%, 12/1/18.......       392
   1,570     Charleston Building Community,
               Parking Facility Revenue, Capital
               Appreciation, 0.00%, 12/1/19.......       367
   1,000     Charleston Building Community,
               Parking Facility Revenue,
               Charleston Town Center, 6.00%,
               12/1/10............................     1,009
   1,010     Charleston Parking Revenue, Series B,
               6.75%, 6/1/08, Callable 12/1/04
               @102...............................     1,129
     500     Clarksburg Water Revenue, Asset
               Guaranty, 5.00%, 9/1/97............       501
     790     Fairmont Waterworks, 5.30%, 7/1/09,
               Callable 7/1/07 @102, MBIA.........       799
     925     Fairmont Waterworks, 5.50%, 7/1/12,
               Callable 7/1/07 @102, MBIA.........       937
   2,500     Harrison County, Board of Education,
               GO, 6.40%, 5/1/07, FGIC............     2,805
   2,000     Harrison County, Community Special
               Obligation, Series A, 6.25%,
               5/15/10, ETM.......................     2,210
   1,500     Harrison County, Education Board, GO,
               6.30%, 5/1/05, FGIC................     1,652
      95     Huntington Residential Mortgage
               Revenue Refunding, 6.30%, 9/1/98...        98
     735     Jackson County, Residential Mortgage
               Revenue, 7.38%, 6/1/10, Callable
               12/1/97 @100, FGIC, ETM............       863
   1,000     Kanawha County, Community Building
               Revenue, Charleston Hospital,
               7.50%, 11/1/08, Prerefunded 11/1/99
               @102, AMBAC........................     1,092

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   -------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $ 2,910     Kanawha Mercer Nicholas Counties
               Single Family Mortgage Revenue,
               0.00%, 2/1/15, Prerefunded 2/1/14
               @89.8..............................   $ 1,051
   4,435     Kanawha-Putnam County, Single Family
               Mortgage, Series A, 0.00%, 12/1/16,
               AMBAC, ETM.........................     1,497
   1,696     Keyser Housing Corp. Mortgage
               Revenue, 7.25%, 4/1/21, Callable
               7/24/97 @101.5, FHA................     1,722
     265     Marion County, Single Family Mortgage
               Revenue, 7.05%, 8/1/98, FGIC,
               ETM................................       274
   1,065     Marion County, Single Family Mortgage
               Revenue, 7.38%, 8/1/11, FGIC,
               ETM................................     1,265
     150     Marshall County, Special Obligation,
               5.60%, 5/15/98, ETM................       152
     500     Marshall County, Special Obligation,
               6.50%, 5/15/10, ETM................       555
   1,000     Monongalia County, Board of
               Education, GO, 7.00%, 4/1/03,
               MBIA...............................     1,124
     440     Monongalia County, Board of
               Education, GO, 7.00%, 4/1/04,
               MBIA...............................       500
     300     Monongalia County, Board of
               Education, GO, 7.00%, 4/1/05,
               MBIA...............................       344
     610     Morgantown Waterworks & Sewer System,
               4.40%, 10/1/97, FGIC...............       611
   1,295     Parkersburg Waterworks & Sewer System
               Revenue, 5.50%, 3/1/10, Callable
               9/1/06 @102, FSA...................     1,331
   1,335     Parkersburg Waterworks & Sewer System
               Revenue, 5.50%, 9/1/10, Callable
               9/1/06 @102, FSA...................     1,373
   2,610     Pleasants County, Pollution Control
               Revenue, Monongahela Power, 6.38%,
               11/1/07, Callable 7/24/97 @100.....     2,612
   1,000     Pleasants County, Pollution Control
               Revenue, Potomac Power, 6.15%,
               5/1/15, Callable 5/1/05 @102,
               MBIA...............................     1,057
   1,750     Pleasants County, Pollution Control
               Revenue, Potomac Power, 6.15%,
               5/1/15, Callable 5/1/05 @102,
               AMBAC..............................     1,845
   1,000     Pleasants County, Pollution Control
               Revenue, West Penn Power, 6.15%,
               5/1/15, Callable 5/1/05 @102,
               AMBAC..............................     1,057
     200     Raleigh Fayette & Nicholas Counties,
               Special Obligation, 5.40%,
               8/1/97.............................       200
   1,000     School Building Authority Revenue
               Capital Improvement, 6.00%, 7/1/98,
               MBIA...............................     1,021
   1,500     School Building Authority Revenue
               Capital Improvement, 5.25%, 7/1/99,
               MBIA...............................     1,533

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $ 1,750     School Building Authority Revenue
               Capital Improvement, 6.25%, 7/1/01,
               MBIA...............................   $ 1,873
   1,000     School Building Authority Revenue
               Capital Improvement, 5.50%, 7/1/11,
               Callable 7/1/07 @102, AMBAC........     1,020
     800     School Building Authority Revenue
               Capital Improvement, Series B,
               6.80%, 7/1/00, MBIA................       858
   1,000     School Building Authority Revenue
               Capital Improvement, Series B,
               6.90%, 7/1/02, Callable 7/1/00
               @102, MBIA.........................     1,090
     500     School Building Authority Revenue
               Capital Improvement, Series B,
               6.95%, 7/1/03, Prerefunded 7/1/00
               @102, MBIA.........................       546
     200     School Building Authority Revenue
               Capital Improvement, Series B,
               6.75%, 7/1/06, MBIA................       228
   1,000     School Building Authority Revenue
               Capital Improvement, Series B,
               6.00%, 7/1/12, Callable 7/1/02
               @100, MBIA.........................     1,044
     500     State Building Common Lease Revenue,
               6.70%, 7/1/02, Callable 7/1/00
               @102, MBIA.........................       544
   1,000     State Building, Series A, 5.25%,
               7/1/08, Callable 7/1/07 @102,
               MBIA...............................     1,020
   1,000     State Building, Series A, 5.25%,
               7/1/09, Callable 7/1/07 @102,
               MBIA...............................     1,009
   1,000     State College Revenues, 5.10%,
               4/1/99, AMBAC......................     1,017
     250     State GO, 5.25%, 3/1/01, Callable
               7/24/97 @100.......................       250
     200     State GO, 5.70%, 6/1/01, Callable
               7/24/97 @100.......................       201
   1,200     State GO, 6.10%, 6/1/03, Callable
               7/24/97 @101.......................     1,213
   1,085     State GO, Series A, 5.00%, 2/1/98....     1,092
     250     State GO, Series A, 5.20%, 2/1/99....       254
     300     State GO, Series A, 5.30%, 2/1/00....       308
     600     State GO, Series A, 5.40%, 2/1/01....       621
   2,500     State GO, Series A, 5.50%, 2/1/02....     2,607
   1,000     State GO, Series B, AMT, 5.80%,
               11/1/11, Callable 11/1/06 @102,
               FGIC...............................     1,051
   1,000     State GO, Series B, AMT, 5.85%,
               11/1/12, Callable 11/1/06 @102,
               FGIC...............................     1,051
     200     State Hospital Finance Authority,
               Hospital Revenue, 6.80%, 8/1/97,
               FSA................................       200

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   -------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $   100     State Hospital Finance Authority,
               Hospital Revenue, 6.80%, 8/1/98,
               FSA................................   $   103
     625     State Hospital Finance Authority,
               Hospital Revenue, 5.50%, 1/1/02,
               MBIA...............................       650
     500     State Hospital Finance Authority,
               Hospital Revenue, 5.70%, 1/1/04,
               Callable 1/1/02 @102, MBIA.........       527
     500     State Hospital Finance Authority,
               Hospital Revenue, 7.00%, 8/1/04,
               Callable 8/1/99 @102, FSA..........       532
   2,350     State Hospital Finance Authority,
               Hospital Revenue, 5.10%, 6/1/06,
               Callable 6/1/03 @102, MBIA.........     2,386
   1,000     State Hospital Finance Authority,
               Hospital Revenue, 5.13%, 9/1/06,
               Callable 9/1/05 @102, MBIA.........     1,019
   1,000     State Hospital Finance Authority,
               Hospital Revenue, 7.00%, 8/1/09,
               Callable 8/1/99 @102, FSA..........     1,065
     150     State Housing Development, 6.60%,
               11/1/97, FHA.......................       151
     140     State Housing Development, 5.50%,
               11/1/98, FHA.......................       143
     450     State Housing Development, 7.00%,
               5/1/99, Callable 11/1/97 @102,
               FHA................................       462
     200     State Housing Development, 6.90%,
               7/1/99, FHA........................       201
     190     State Housing Development, 6.30%,
               11/1/03, Callable 5/1/02 @103,
               FHA................................       201
     195     State Housing Development, 6.40%,
               5/1/04, Callable 5/1/02 @103,
               FHA................................       206
     205     State Housing Development, 6.40%,
               11/1/04, Callable 5/1/02 @103,
               FHA................................       217
     500     State Housing Development, 7.38%,
               11/1/05, Callable 11/1/97 @102,
               FHA................................       514
     245     State Housing Development, 6.75%,
               11/1/10, Callable 5/1/02 @103,
               FHA................................       258
     315     State Housing Development, 6.75%,
               5/1/11, Callable 5/1/02 @103,
               FHA................................       331
   1,000     State Housing Development, 7.40%,
               11/1/11, Callable 11/1/97 @102,
               FHA................................     1,029
     320     State Housing Development, 6.75%,
               11/1/11, Callable 5/1/02 @103,
               FHA................................       336
   1,000     State Housing Development, 7.40%,
               11/1/13, Callable 11/1/97 @102,
               FHA................................     1,029
     500     State Housing Development, 7.40%,
               11/1/13, Callable 11/1/97 @102,
               FHA, AMBAC.........................       513
   1,000     State Housing Development, 5.80%,
               5/1/17, Callable 5/1/07 @102.......     1,008

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
 $    25     State Housing Development Fund,
               Single Family Mortgage, 6.13%,
               7/1/13, Callable 7/1/97 @100.......   $    25
   1,500     State University Revenue, 5.75%,
               4/1/03, AMBAC......................     1,592
   1,500     State University Revenue, 5.75%,
               4/1/04, Callable 4/1/03 @102,
               AMBAC..............................     1,597
   1,000     State University Revenue, 6.00%,
               4/1/07, Callable 4/1/03 @102,
               AMBAC..............................     1,073
   1,000     State University Revenue, 6.00%,
               4/1/12, Callable 4/1/03 @102,
               AMBAC..............................     1,049
     130     State Water Development Authority
               Revenue, Loan Program II, Series A,
               6.90%, 11/1/01.....................       141
     160     State Water Development Authority
               Revenue, Loan Program II, Series A,
               7.10%, 11/1/04, Callable 11/1/01
               @102...............................       177
   2,000     State Water Development Authority
               Revenue, Loan Program, Series A,
               7.00%, 11/1/11, Callable 11/1/01
               @102, FSA..........................     2,200
     100     State Water Development Authority
               Revenue, Series A, 7.30%,
               11/1/99............................       106
     100     State Water Development Authortiy
               Revenue, Series A, 7.40%,
               11/1/00............................       109
     225     University Dormitory Revenue, Series
               A, 5.60%, 5/1/99, MBIA.............       231
     750     University Revenues, State University
               System, Marshall University
               Library, 5.60%, 4/1/11, Callable
               4/1/06 @101, AMBAC.................       772
   1,000     Weirton Municipal Hospital Building
               Community Revenue, 5.10%, 12/1/98,
               AMBAC..............................     1,016
   1,000     Wheeling Waterworks & Sewer System
               Revenue, Refunding, 5.40%, 6/1/11,
               Callable 6/1/07 @100, FGIC.........     1,008
   1,200     Wheeling Waterworks & Sewer System
               Revenue, Series C, 6.60%, 6/1/12,
               Prerefunded 6/1/02 @100, FGIC......     1,313
                                                     -------
                                                      92,903
                                                     -------
      Total Municipal Bonds                           96,196
                                                     -------
INVESTMENT COMPANIES (3.3%):
   3,241     The One Group Municipal Money Market
               Fund, Fiduciary Class..............     3,241
                                                     -------
      Total Investment Companies                       3,241
                                                     -------
Total (Cost--$94,924) (a)                            $99,437
                                                     =======

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

------------

Percentages indicated are based on net assets of $97,692.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $4,513
                  Unrealized depreciation..................................................       --
                                                                                              ------
                  Net unrealized appreciation..............................................   $4,513
                                                                                              ======

AMBAC     Insured by AMBAC Indemnity Corp.
ETM       Escrowed to Maturity
FGIC      Insured by Federal Guarantee Insurance Corp.
FHA       Insured by Federal Housing Authority
FSA       Insured by Federal Security Assurance
GO        General Obligation
MBIA      Insured by Municipal Bond Insurance Association

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS (99.1%):
Arizona (99.1%):
 $ 1,175     Apache County, Public Finance Corp.,
               Certificates of Participation,
               5.25%, 5/1/04, Callable 5/1/00
               @102..............................   $  1,190
     500     Apache County, Public Finance Corp.,
               Certificates of Participation,
               5.50%, 5/1/10, Callable 5/1/00
               @102..............................        507
   1,000     Arizona State University Revenues
               Refunding System, Series A, 5.60%,
               7/1/05, Callable 7/1/02 @101......      1,043
   1,000     Arizona State University Revenues
               System, 6.90%, 7/1/04, Callable
               7/1/02 @101, AMBAC................      1,112
   1,315     Arizona State University Revenues
               System, 7.00%, 7/1/06, Prerefunded
               7/1/01 @102.......................      1,464
   1,950     Arizona State University Revenues,
               Series A, 5.85%, 7/1/08, Callable
               7/1/02 @101.......................      2,037
   1,820     Arizona State University Revenues,
               Series A, 5.90%, 7/1/09, Callable
               7/1/02 @101.......................      1,896
     650     Bullhead City, Municipal Property
               Corp., Municipal Facilities
               Revenue, 7.20%, 7/1/10,
               Prerefunded 7/1/00 @101, FGIC.....        710
     725     Casa Grande, Excise Tax Revenue,
               5.90%, 4/1/09, Callable 4/1/04
               @100, FGIC........................        761
     750     Central Arizona Water Conservation
               District, Contract Revenue, 7.15%,
               11/1/99...........................        798
   6,290     Central Arizona Water Conservation
               District, Contract Revenue, 7.00%,
               11/1/03, Prerefunded 11/1/00
               @102..............................      6,929
   1,000     Central Arizona Water Conservation
               District, Contract Revenue, 7.65%,
               11/1/09, Prerefunded 11/1/00
               @102..............................      1,122
   3,300     Central Arizona Water Conservation
               District, Contract Revenue, 7.13%,
               11/1/11, Prerefunded 11/1/00
               @102..............................      3,649
   2,875     Central Arizona Water Conservation
               District, Contract Revenue,
               Central Arizona Project, 4.75%,
               11/1/07, Callable 5/1/04 @102,
               MBIA..............................      2,860

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $ 1,460     Central Arizona Water Conservation
               District, Contract Revenue,
               Central Arizona Project - Series
               A, 5.20%, 11/1/03.................   $  1,504
   4,000     Central Arizona Water Conservation
               District, Contract Revenue,
               Central Arizona Project - Series
               A, 5.40%, 11/1/05.................      4,157
   4,750     Central Arizona Water Conservation
               District, Contract Revenue,
               Central Arizona Project - Series
               A, 5.40%, 11/1/06.................      4,946
   4,175     Central Arizona Water Conservation
               District, Contract Revenue, Series
               B, Power Sales Co., 6.50%,
               11/1/11, Prerefunded 5/1/01
               @102..............................      4,560
     625     Coconino & Yavapai Counties Arizona,
               School District #9, Sedona Oak
               Creek Project of 1992-C, GO,
               5.60%, 7/1/06, Callable 7/1/02
               @101, FGIC........................        653
   1,000     Coconino & Yavapai Counties Arizona,
               School District #9, Sedona Oak
               Creek Project of 1992-D, GO,
               5.20%, 7/1/01, FGIC...............      1,030
     905     Coconino County, Arizona University,
               School District #001, Flagstaff,
               GO, 5.70%, 7/1/01, Callable 7/1/00
               @101, AMBAC.......................        947
   2,400     Coconino County, Arizona University,
               School District #001, Flagstaff,
               GO, 5.50%, 7/1/08, Callable 7/1/05
               @101, AMBAC.......................      2,492
   2,500     East Valley Institute of Technology,
               District #401, Project of 1994,
               Series B, GO, 6.00%, 7/1/05,
               AMBAC.............................      2,698
   1,000     East Valley Institute of Technology,
               District #401, Series A, GO,
               6.00%, 7/1/04, Callable 7/1/00
               @101, AMBAC.......................      1,046
     740     Flagstaff Street & Highway User
               Revenue, 6.90%, 7/1/04,
               Prerefunded 7/1/98 @102...........        776
     870     Flagstaff, GO, 4.60%, 7/1/04,
               FGIC..............................        868
   1,000     Gilbert Improvement District #011,
               GO, 7.60%, 1/1/04, Callable 1/1/98
               @102.5, FGIC......................      1,044
   1,000     Glendale Municipal Property Corp.,
               Refunding, 7.00%, 7/1/05, Callable
               7/1/99 @101, MBIA.................      1,058
   1,000     Glendale Municipal Property Corp.,
               Refunding, 7.00%, 7/1/09, Callable
               7/1/99 @101, MBIA.................      1,058

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $ 4,000     Glendale University High School,
               District #205, Projects of 1993 -
               Series A, GO, 5.30%, 7/1/07,
               Callable 7/1/03 @101..............   $  4,114
   2,900     Glendale University High School,
               District #205, Projects of 1993 -
               Series B, GO, 5.45%, 7/1/09,
               Callable 7/1/05 @101, FGIC........      2,990
   2,000     Glendale, GO, 5.05%, 7/1/02, FGIC...      2,057
   2,000     Maricopa County, Community College
               District, 5.00%, 7/1/13, Callable
               7/1/06 @101.......................      1,941
   1,570     Maricopa County, Community College
               District, Building Revenue, 5.10%,
               7/15/05, MBIA.....................      1,610
   1,000     Maricopa County, Community College
               District, Series A, 6.00%, 7/1/07,
               Callable 7/1/03 @101..............      1,068
     500     Maricopa County, Industrial
               Development Authority, Hospital
               Facility Revenue, St. Joseph's
               Hospital & Medical Centers
               Project, 6.20%, 11/1/11, Putable
               11/1/97 @100, ETM.................        505
   1,000     Maricopa County, School District
               #001, Phoenix Elementary, GO,
               5.50%, 7/1/10, Callable 7/1/07
               @101, MBIA........................      1,030
     850     Maricopa County, School District
               #006, Washington Elementary,
               Series A, GO, 5.75%, 7/1/05,
               Callable 7/1/02 @101, AMBAC.......        896
     900     Maricopa County, School District
               #006, Washington Elementary,
               Series A, GO, 5.75%, 7/1/06,
               Callable 7/1/02 @101, AMBAC.......        946
   2,000     Maricopa County, School District
               #038, Madison Elementary Project
               of 1995 - Series B, GO, 5.80%,
               7/1/15, Callable 7/1/06 @101,
               MBIA..............................      2,076
   1,015     Maricopa County, School District
               #038, Madison Elementary
               Refunding, GO, 5.30%, 7/1/08,
               Callable 7/1/03 @101, AMBAC.......      1,039
   2,000     Maricopa County, School District
               #097, Deer Valley Project
               1986 - Series D, GO, 6.90%,
               7/1/01, Prerefunded 7/1/00 @101,
               MBIA..............................      2,167
   1,000     Maricopa County, School District
               #097, Deer Valley Project of
               1986 - Series F, GO, 5.90%,
               7/1/03, Callable 7/1/02 @101,
               FGIC..............................      1,070

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $   750     Maricopa County, School District
               #097, Deer Valley Project of
               1996 - Series C, GO, 5.35%,
               7/1/09, Callable 7/1/07 @100,
               FSA...............................   $    763
   2,000     Maricopa County, School District
               #210, Phoenix Refunding, GO,
               5.25%, 7/1/04, Callable 7/1/03
               @101..............................      2,076
   2,000     Maricopa County, School District
               #210, Project of 1995 - Series B,
               GO, 5.38%, 7/1/13.................      2,003
   1,200     Maricopa County, School District
               #210, Series A, GO, 5.60%, 7/1/13,
               Callable 7/1/05 @101..............      1,229
   2,250     Maricopa County, School District
               #210, Series D, GO, 6.70%, 7/1/03,
               Prerefunded 7/1/01 @101...........      2,452
   1,000     Maricopa County, School District
               #210, Series E, GO, 7.10%,
               7/1/03............................      1,135
   2,000     Maricopa County, School District
               #210, Series E, GO, 6.20%, 7/1/06,
               Prerefunded 7/1/02 @101...........      2,174
   1,440     Maricopa County, School District
               #28, Kyrene Elementary, Series G,
               GO, 6.75%, 7/1/99, ETM............      1,516
   1,250     Maricopa County, School District #4,
               GO, 5.25%, 7/1/03, FGIC...........      1,299
   2,000     Maricopa County, School District #4,
               GO, 5.50%, 7/1/09, Callable 7/1/05
               @102, FGIC........................      2,071
   2,500     Maricopa County, School District #4,
               GO, 5.00%, 7/1/10, Callable 7/1/06
               @101, FGIC........................      2,468
     750     Maricopa County, School District #4,
               GO, 5.65%, 7/1/11, Callable 7/1/05
               @102, FGIC........................        777
   1,000     Maricopa County, School District
               #48, Scottsdale Refunding, GO,
               5.20%, 7/1/06, Callable 7/1/03
               @101..............................      1,033
   1,475     Maricopa County, School District
               #48, Scottsdale Refunding, GO,
               4.90%, 7/1/06, Callable 7/1/02
               @101..............................      1,492
   1,000     Maricopa County, School District
               #48, Scottsdale Refunding, GO,
               5.25%, 7/1/08, Callable 7/1/03
               @101..............................      1,025
   1,500     Maricopa County, School District
               #48, Scottsdale Refunding, GO,
               6.75%, 7/1/09, Prerefunded 7/1/01
               @101..............................      1,644
   2,000     Maricopa County, School District
               #48, Scottsdale Refunding, Series
               B, GO, 6.10%, 7/1/02..............      2,154

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $ 1,000     Maricopa County, School District
               #48, Scottsdale Refunding, Series
               B, GO, 6.30%, 7/1/04..............   $  1,104
   2,000     Maricopa County, School District
               #48, Scottsdale School
               Improvements, GO, 7.50%, 7/1/04,
               Prerefunded 7/1/97 @103...........      2,060
   2,500     Maricopa County, School District
               #48, Scottsdale School
               Improvements, GO, 5.00%, 7/1/14,
               Callable 7/1/04 @101..............      2,410
   3,100     Maricopa County, School District
               #69, Paradise Valley Refunding,
               GO, 5.80%, 7/1/09, AMBAC..........      3,335
   2,400     Maricopa County, School District
               #69, Paradise Valley Refunding,
               GO, 5.00%, 7/1/09, Callable 7/1/03
               @102, AMBAC.......................      2,392
   1,000     Maricopa County, School District
               #69, Paradise Valley Refunding,
               GO, 6.35%, 7/1/10, MBIA...........      1,125
   2,000     Maricopa County, School District
               #69, Paradise Valley, Series B,
               GO, 6.50%, 7/1/08, Prerefunded
               7/1/01 @100.......................      2,157
   1,000     Maricopa County, School District
               #80, Chandler Projects of
               1995 - Series C, GO, 5.10%,
               7/1/08, FGIC......................      1,014
   1,000     Maricopa County, School District
               #80, Chandler, GO, 5.80%, 7/1/08,
               Callable 7/1/05 @101, FGIC........      1,064
     920     Maricopa County, School District #9,
               Wickenburg, GO, 5.50%, 7/1/13,
               Callable 7/1/07 @100, AMBAC.......        928
   1,625     Mesa, GO, 6.00%, 7/1/02, AMBAC......      1,739
   1,000     Mesa, GO, 5.70%, 7/1/03, FGIC.......      1,062
     725     Mesa, GO, 5.00%, 7/1/03, MBIA.......        743
   2,040     Mesa, Project of 1987, GO, 9.00%,
               7/1/01, ETM, MBIA.................      2,384
   2,000     Mesa, Project of 1987, GO, 5.70%,
               7/1/08, Callable 7/1/03 @101.5,
               MBIA..............................      2,096
   2,000     Mesa, Utility System Revenue, 5.38%,
               7/1/12, Callable 7/1/05 @101,
               FGIC..............................      2,015
   1,205     Mohave County, Elementary School
               District #16, GO, 5.25%, 7/1/09,
               Callable 7/1/07 @100, MBIA........      1,219
   1,200     Mohave County, School District # 1,
               Lake Havasu Refunding, GO, 5.20%,
               7/1/09, Callable 7/1/03 @101,
               AMBAC.............................      1,211


SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $ 1,000     Northern Arizona University,
               Revenues, 7.50%, 6/1/03,
               Prerefunded 6/1/99 @100...........   $  1,063
   2,750     Northern Arizona University,
               Revenues, 6.40%, 6/1/07, Callable
               6/1/02 @101, FGIC.................      2,979
   2,000     Northern Arizona University,
               Revenues, 7.50%, 6/1/08,
               Prerefunded 6/1/99 @100...........      2,125
   1,215     Northern Arizona University,
               Revenues, Series A, 5.60%, 6/1/05,
               Callable 6/1/02 @102, AMBAC.......      1,274
   1,000     Oro Valley Municipal Property Corp.,
               Municipal Water System Revenue,
               Canada Hills, 5.45%, 7/1/14,
               Callable 7/1/08 @101, MBIA........      1,009
   2,000     Phoenix Civic Improvement Corp.,
               Water System Revenue, 5.63%,
               7/1/09, Callable 7/1/06 @100......      2,080
   1,320     Phoenix Street & Highway User
               Revenue, 6.10%, 7/1/01, ETM.......      1,406
     725     Phoenix Street & Highway User
               Revenue, 6.25%, 7/1/06, Callable
               7/1/02 @102.......................        784
   2,000     Phoenix Street & Highway User
               Revenue, 6.50%, 7/1/09, ETM.......      2,169
   1,255     Phoenix Street & Highway User
               Revenue, Series A, 5.80%, 7/1/05,
               Callable 7/1/02 @102, FGIC........      1,332
   3,000     Phoenix, GO, 6.50%, 7/1/11,
               Prerefunded 7/1/99 @102...........      3,192
   2,450     Phoenix, GO, 6.38%, 7/1/13, Callable
               7/1/02 @102.......................      2,649
   1,125     Phoenix, GO, Series A, 5.10%,
               7/1/04............................      1,161
   2,500     Phoenix, GO, Series A, 5.20%,
               7/1/05............................      2,590
   1,000     Phoenix, GO, Series A, 5.40%,
               7/1/07............................      1,051
   1,000     Pima County, Arizona College
               District, Certificates of
               Participation, Series B, 6.00%,
               7/1/07, Callable 7/1/01 @101,
               AMBAC.............................      1,049
     725     Pima County, GO, 5.60%, 7/1/07,
               Callable 7/1/03 @101..............        758
     555     Pima County, GO, 6.20%, 7/1/08,
               Callable 7/1/02 @101..............        590
   1,500     Pima County, Industrial Development
               Authority, HealthPartners - Series
               A, 5.30%, 4/1/07, MBIA............      1,547
   1,000     Pima County, Industrial Development
               Authority, Single Family Mortgage
               Revenue Refunding, Series B, AMT,
               6.15%, 11/1/23, Callable 5/1/07
               @102, GNMA........................      1,075

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $ 1,165     Pima County, Industrial Development
               Authority, Single Family Mortgage
               Revenue, Series A, 6.40%, 8/1/11,
               Callable 8/1/05 @102..............   $  1,215
     315     Pima County, Industrial Development
               Authority, Single Family Mortgage
               Revenue, Series A, 7.63%, 2/1/12,
               Callable 2/1/01 @101..............        330
   1,585     Pima County, Sewer Revenue, Series
               A, 4.90%, 7/1/08, Callable 7/1/04
               @102, FGIC........................      1,572
   1,000     Pima County, Union School District
               #1, Project of 1989 - Series G,
               GO, 5.00%, 7/1/06, Callable 7/1/05
               @101, MBIA........................      1,013
   2,205     Pima County, Union School District
               #1, Project of 1989 - Series G,
               GO, 5.00%, 7/1/07, Callable 7/1/05
               @101, MBIA........................      2,235
   1,000     Pima County, Union School District
               #1, Series B, GO, 7.20%, 7/1/09,
               Prerefunded 7/1/00 @101...........      1,091
   1,500     Pima County, Union School District
               #1, Series C, GO, 6.88%, 7/1/10,
               Prerefunded 7/1/01 @101, MBIA.....      1,652
   2,000     Pima County, Union School District
               #1, Tucson School Improvements,
               Series D, GO, 6.10%, 7/1/11,
               Callable 7/1/02 @102, FGIC........      2,110
   1,200     Pinal County, School District #004,
               Casa Grande Elementary School
               Improvement, GO, 6.00%, 7/1/04,
               Callable 7/1/01 @101, AMBAC.......      1,271
   1,270     Salt River Project, Arizona
               Agriculture, Improvement & Power
               District, Electric Systems Revenue
               Refunding, Series A, 5.40%,
               1/1/04............................      1,325
   2,000     Salt River Project, Arizona
               Agriculture, Improvement & Power
               District, Electric Systems Revenue
               Refunding, Series A, 5.63%,
               1/1/06............................      2,118
   1,000     Salt River Project, Arizona
               Agriculture, Improvement & Power
               District, Electric Systems Revenue
               Refunding, Series A, 6.50%,
               1/1/07, Callable 1/1/01 @102......      1,078
   5,000     Salt River Project, Arizona
               Agriculture, Improvement & Power
               District, Electric Systems Revenue
               Refunding, Series B, 5.05%,
               1/1/06............................      5,095

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $ 3,250     Salt River Project, Arizona
               Agriculture, Improvement & Power
               District, Electric Systems Revenue
               Refunding, Series B, 5.20%,
               1/1/08............................   $  3,339
   2,500     Salt River Project, Arizona
               Agriculture, Improvement & Power
               District, Electric Systems Revenue
               Refunding, Series B, 5.38%,
               1/1/09, Callable 1/1/03 @102......      2,546
   2,200     Salt River Project, Arizona
               Agriculture, Improvement & Power
               District, Electric Systems Revenue
               Refunding, Series C, 4.70%,
               1/1/06............................      2,186
   3,000     Salt River Project, Arizona
               Agriculture, Improvement & Power
               District, Electric Systems Revenue
               Refunding, Series D, 6.00%,
               1/1/13, Callable 1/1/02 @102......      3,128
   2,085     Scottsdale Municipal Property Corp.,
               Excise Tax Revenue, 5.38%,
               7/1/05............................      2,172
   1,000     Scottsdale Municipal Property Corp.,
               Lease Revenue Refunding, Excise
               Tax Revenue, 6.38%, 5/1/05,
               Callable 11/1/02 @100.............      1,074
   1,900     Scottsdale Project of 1989, Series
               E, GO, 5.50%, 7/1/14, Callable
               7/1/02 @101.......................      1,916
   1,065     Scottsdale Street & Highway User
               Revenue, 5.50%, 7/1/07............      1,118
   2,200     Scottsdale, GO, 6.90%, 7/1/06,
               Prerefunded 7/1/00 @102...........      2,401
   1,700     Scottsdale, GO, 5.25%, 7/1/06.......      1,770
   1,100     Scottsdale, GO, 6.90%, 7/1/07,
               Prerefunded 7/1/00 @102...........      1,201
     500     Scottsdale, GO, 5.50%, 7/1/09.......        525
     850     Scottsdale, GO, 5.00%, 7/1/09,
               Callable 7/1/03 @101..............        852
   1,615     Scottsdale, GO, Series A, 4.80%,
               7/1/08, Callable 7/1/03 @101......      1,605
     750     Scottsdale, GO, Series B, 6.00%,
               7/1/09, Prerefunded 7/1/01 @101...        801
   2,500     State Certificates of Participation,
               6.63%, 9/1/08, Callable 9/1/01
               @102, FSA.........................      2,714
   1,000     State Municipal Financing Program,
               Certificates of Participation,
               Series 20, 7.70%, 8/1/10, ETM,
               BIG...............................      1,214
   1,000     State Municipal Financing Program,
               Certificates of Participation,
               Series 27, 7.00%, 8/1/04, Callable
               8/1/98 @101, BIG..................      1,038
   1,250     State Power Authority Resource
               Revenue Refunding, Hoover Uprating
               Project, 4.80%, 10/1/01, MBIA.....      1,277

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
Arizona Municipal Bond Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 1997
(Amounts in Thousands)

SHARES OR
PRINCIPAL                                            MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------    ------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $ 2,035     State Power Authority Resource
               Revenue Refunding, Hoover Uprating
               Project, 5.40%, 10/1/07, Callable
               10/1/03 @102, MBIA................   $  2,111
   2,000     State Transportation Board Excise
               Tax Revenue, Maricopa County
               Regional Area Road Fund - A,
               7.60%, 7/1/05, Prerefunded 7/1/98
               @102, FGIC........................      2,113
   2,000     State Transportation Board Highway
               Revenue, 7.00%, 7/1/06,
               Prerefunded 7/1/00 @101...........      2,173
   3,000     State Transportation Board Highway
               Revenue, 5.25%, 7/1/07, Callable
               7/1/03 @102.......................      3,098
   1,000     State Transportation Board Highway
               Revenue, Sub-Series B, 6.50%,
               7/1/08, Prerefunded 7/1/02
               @101.5............................      1,106
   1,000     State Transportation Board Revenue,
               Sub-Series A, 6.50%, 7/1/11,
               Prerefunded 7/1/01 @101.5.........      1,092
   1,635     Tempe, GO, 5.00%, 7/1/10, Callable
               7/1/06 @101.......................      1,614
   1,000     Tempe, GO, Series A, 5.10%,
               7/1/05............................      1,025
     580     Tempe, GO, Series B, 6.00%, 7/1/06,
               Callable 7/1/02 @101..............        616
   2,235     Tempe, Union High School District
               #213, Project of 1989 - Series B,
               GO, 5.90%, 7/1/04, Callable 7/1/01
               @101..............................      2,351
   1,000     Tucson Street & Highway User
               Revenue, 5.30%, 7/1/05, Callable
               7/1/03 @102, MBIA.................      1,035
   2,000     Tucson Water Revenue Refunding,
               Series A, 5.75%, 7/1/12, Callable
               7/1/02 @102, MBIA, IBC............      2,053
     700     University of Arizona, Foundation
               Certificates of Participation,
               Series 8, 4.90%, 8/1/09, MBIA.....        693

SHARES OR
PRINCIPAL                                             MARKET
 AMOUNT              SECURITY DESCRIPTION             VALUE
---------    -------------------------------------   --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
 $ 1,000     University of Arizona, University
               Revenues, 6.25%, 6/1/11, Callable
               6/1/02 @102.......................   $  1,072
   2,215     University of Arizona, University
               Revenues, Series A, 7.00%, 6/1/10,
               Prerefunded 6/1/00 @102...........      2,419
   1,100     Yavapai County, Industrial
               Development Authority, Hospital
               Facility Revenue, Yavapai Regional
               Medical Center - Series A, 5.13%,
               12/1/13, Callable 6/1/07 @102,
               FSA...............................      1,073
   1,750     Yuma County, GO, 6.13%, 7/1/12,
               Callable 7/1/03 @101, AMBAC.......      1,845
   1,305     Yuma County, GO, Elementary School
               District #1, 5.25%, 7/1/10,
               Callable 7/1/07 @101, MBIA........      1,306
   1,000     Yuma County, Industrial Development
               Authority, Hospital Revenue
               Refunding, Yuma Regional Medical
               Center, 5.50%, 8/1/09, Callable
               8/1/07 @102, MBIA.................      1,021
   1,000     Yuma County, Municipal Property
               Corp. Revenue, Series A, 5.20%,
               7/1/09, Callable 7/1/03 @101,
               AMBAC.............................      1,005
   1,575     Yuma County, Union High School,
               District #70, GO, 5.00%, 7/1/06,
               Callable 7/1/02 @101, FGIC........      1,597
                                                    --------
      Total Municipal Bonds                          255,076
                                                    --------
INVESTMENT COMPANIES (0.3%):
     693     The One Group Municipal Money Market
               Fund, Fiduciary Class.............        693
                                                    --------
      Total Investment Companies                         693
                                                    --------
Total (Cost--$243,140) (a)                          $255,769
                                                    ========

------------

Percentages indicated are based on net assets of $257,255.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                  Unrealized appreciation..................................................   $12,666
                  Unrealized depreciation..................................................       (37)
                                                                                              -------
                  Net unrealized appreciation..............................................   $12,629
                                                                                              =======

AMBAC     Insured by AMBAC Indemnity Corp.
BIG       Insured by Bond Insurance Guarantee
ETM       Escrowed to Maturity
FGIC      Insured by Federal Guarantee Insurance Corp.
FSA       Insured by Federal Security Assurance
GNMA      Insured by Government National Mortgage Association
GO        General Obligation
MBIA      Insured by Municipal Bond Insurance Association

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 1997

                                                                 (Amounts in Thousands, except per share amounts)
                                                        INTERMEDIATE     MUNICIPAL         KENTUCKY              OHIO
                                                       TAX-FREE BOND       INCOME       MUNICIPAL BOND      MUNICIPAL BOND
                                                            FUND            FUND             FUND                FUND
                                                       --------------    ----------     --------------      --------------
ASSETS:
Investments, at value (cost $449,354; $476,532;
  $117,316; $153,990; respectively).................      $465,462        $486,211         $123,428            $163,485
Interest receivable.................................         6,636           7,610            1,969               1,699
Receivable for capital shares issued................            30             759                9                  98
Prepaid expenses and other assets...................             1               2               --                  --
                                                          --------        --------         --------            --------
TOTAL ASSETS........................................       472,129         494,582          125,406             165,282
                                                          --------        --------         --------            --------
LIABILITIES:
Dividends payable...................................         1,861           2,059              526                 688
Payable to brokers for investments purchased........         7,115           5,442               --                 820
Payable for capital shares redeemed.................            20             109               --                  48
Accrued expenses and other payables:
    Investment advisory fees........................           146             138               37                  41
    Administration fees.............................            64              67               17                  23
    12b-1 fees......................................             4              34                3                  14
    Other...........................................            66              69               40                  46
                                                          --------        --------         --------            --------
TOTAL LIABILITIES...................................         9,276           7,918              623               1,680
                                                          --------        --------         --------            --------
NET ASSETS:
Capital.............................................       444,793         485,576          120,470             158,243
Undistributed net investment income.................           233              18               --                   5
Accumulated undistributed net realized gains
  (losses) from investment transactions.............         1,719          (8,609)          (1,799)             (4,141)
Net unrealized appreciation from investments........        16,108           9,679            6,112               9,495
                                                          --------        --------         --------            --------
NET ASSETS..........................................      $462,853        $486,664         $124,783            $163,602
                                                          ========        ========         ========            ========
NET ASSETS:
    Fiduciary.......................................      $451,089        $408,577         $116,830            $133,172
    Class A.........................................         8,457          41,829            5,554              16,114
    Class B.........................................         3,307          36,258            2,399              14,316
                                                          --------        --------         --------            --------
    Total...........................................      $462,853        $486,664         $124,783            $163,602
                                                          ========        ========         ========            ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
    Fiduciary.......................................        41,315          41,518           11,450              12,245
    Class A.........................................           775           4,237              544               1,478
    Class B.........................................           303           3,686              236               1,304
                                                          --------        --------         --------            --------
    Total...........................................        42,393          49,441           12,230              15,027
                                                          ========        ========         ========            ========
Net Asset Value:
    Fiduciary
        Offering and redemption price per share.....      $  10.92        $   9.84         $  10.20            $  10.88
                                                          ========        ========         ========            ========
    Class A
        Redemption price per share..................      $  10.91        $   9.87         $  10.21            $  10.91
                                                          ========        ========         ========            ========
        Maximum sales charge........................          4.50%           4.50%            4.50%               4.50%
                                                          ========        ========         ========            ========
        Maximum offering price per share
          (100%/(100%-maximum sales charge) of net
          asset value adjusted to nearest cent).....      $  11.42        $  10.34         $  10.69            $  11.42
                                                          ========        ========         ========            ========
    Class B
        Offering price per share (a)................      $  10.93        $   9.84         $  10.15            $  10.98
                                                          ========        ========         ========            ========

------------

(a) Redemption price per Class B share varies based on length of time shares are held.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 1997

                                                                     (Amounts in Thousands, except per share amounts)
                                                                    LOUISIANA         WEST VIRGINIA          ARIZONA
                                                                  MUNICIPAL BOND      MUNICIPAL BOND      MUNICIPAL BOND
                                                                       FUND                FUND                FUND
                                                                  --------------      --------------      --------------
ASSETS:
Investments, at value (cost $157,802; $94,924; $243,140;
  respectively)...............................................       $164,152            $ 99,437            $255,769
Interest receivable...........................................          2,996               1,350               5,879
Receivable for capital shares issued..........................             --                   4                  --
Prepaid expenses and other assets.............................             --                   3                   3
                                                                     --------            --------            --------
TOTAL ASSETS..................................................        167,148             100,794             261,651
                                                                     --------            --------            --------
LIABILITIES:
Dividends payable.............................................            663                 402               1,073
Payable to brokers for investments purchased..................            689               2,622               3,051
Payable for capital shares redeemed...........................             --                  --                  60
Accrued expenses and other payables:
    Investment advisory fees..................................             51                  23                  72
    Administration fees.......................................             23                  11                  26
    12b-1 fees................................................             13                  --                  --
    Other.....................................................             38                  44                 114
                                                                     --------            --------            --------
TOTAL LIABILITIES.............................................          1,477               3,102               4,396
                                                                     --------            --------            --------
NET ASSETS:
Capital.......................................................        159,996              93,207             243,644
Undistributed net investment income...........................             --                  --                  --
Accumulated undistributed net realized gains (losses) from
  investment transactions.....................................           (675)                (28)                982
Net unrealized appreciation from investments..................          6,350               4,513              12,629
                                                                     --------            --------            --------
NET ASSETS....................................................       $165,671            $ 97,692            $257,255
                                                                     ========            ========            ========
NET ASSETS:
    Fiduciary.................................................       $113,338            $ 96,270            $255,755
    Class A...................................................         48,498                 808               1,500
    Class B...................................................          3,835                 614                  --(b)
                                                                     --------            --------            --------
Total.........................................................       $165,671            $ 97,692            $257,255
                                                                     ========            ========            ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
    Fiduciary.................................................         11,221               9,567              25,425
    Class A...................................................          4,802                  80                 150
    Class B...................................................            380                  61                  --(b)
                                                                     --------            --------            --------
Total.........................................................         16,403               9,708              25,575
                                                                     ========            ========            ========
Net Asset Value:
    Fiduciary
        Offering and redemption price per share...............       $  10.10            $  10.06            $  10.06
                                                                     ========            ========            ========
    Class A
        Redemption price per share............................       $  10.10            $  10.15            $   9.99
                                                                     ========            ========            ========
        Maximum sales charge..................................           4.50%               4.50%               4.50%
                                                                     ========            ========            ========
        Maximum offering price per share (100%/(100%-maximum
          sales charge) of net asset value adjusted to nearest
          cent)...............................................       $  10.58            $  10.63            $  10.46
                                                                     ========            ========            ========
    Class B
        Offering price per share (a)..........................       $  10.10            $  10.12            $  10.09
                                                                     ========            ========            ========

------------

(a) Redemption price per Class B share varies based on length of time shares are held.
(b) Amount is less than $1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                        FOR THE YEAR ENDED JUNE 30, 1997

                                                                 (Amounts in Thousands)
                                           INTERMEDIATE     MUNICIPAL         KENTUCKY              OHIO
                                          TAX-FREE BOND       INCOME       MUNICIPAL BOND      MUNICIPAL BOND
                                               FUND            FUND             FUND                FUND
                                          --------------    ----------    ----------------    ----------------
INVESTMENT INCOME:
Interest income........................      $ 18,815        $ 22,398         $  4,351            $  7,389
Dividend income........................            73              95               54                 120
                                             --------        --------         --------            --------
TOTAL INCOME...........................        18,888          22,493            4,405               7,509
                                             --------        --------         --------            --------
EXPENSES:
Investment advisory fees...............         2,012           1,703              348                 781
Administration fees....................           554             626              128                 215
12b-1 fees (Class A)...................            24             111               26                  57
12b-1 fees (Class B)...................            26             294               20                 119
Custodian and accounting fees..........            46              65                7                  21
Legal and audit fees...................            15              12                2                   6
Organization costs.....................            --               1               --                  --
Trustees' fees and expenses............             3               4                1                   1
Transfer agent fees....................            24              45               30                  36
Registration and filing fees...........            36              60                9                  21
Printing costs.........................            31              34                7                  12
Other..................................             2               2               --                   1
                                             --------        --------         --------            --------
Total expenses before waivers..........         2,773           2,957              578               1,270
Less waivers...........................          (786)           (466)             (87)               (422)
                                             --------        --------         --------            --------
NET EXPENSES...........................         1,987           2,491              491                 848
                                             --------        --------         --------            --------
Net Investment Income..................        16,901          20,002            3,914               6,661
                                             --------        --------         --------            --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
Net realized gains (losses) from
  investment transactions..............         1,738            (530)              16                (175)
Net change in unrealized appreciation
  (depreciation) from investments......         5,870           7,608            1,197               2,389
                                             --------        --------         --------            --------
Net realized/unrealized gains from
  investments..........................         7,608           7,078            1,213               2,214
                                             --------        --------         --------            --------
Change in net assets resulting from
  operations...........................      $ 24,509        $ 27,080         $  5,127            $  8,875
                                             ========        ========         ========            ========

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                        FOR THE YEAR ENDED JUNE 30, 1997

                                                                   (Amounts in Thousands)
                                                     LOUISIANA         WEST VIRGINIA          ARIZONA
                                                   MUNICIPAL BOND      MUNICIPAL BOND      MUNICIPAL BOND
                                                        FUND              FUND (a)            FUND (a)
                                                  ----------------    ----------------    ----------------
INVESTMENT INCOME:
Interest income................................       $  9,906             $2,316              $6,541
Dividend income................................             36                 45                  29
                                                      --------             ------              ------
TOTAL INCOME...................................          9,942              2,361               6,570
                                                      --------             ------              ------
EXPENSES:
Investment advisory fees.......................          1,077                188                 517
Administration fees............................            297                 69                 190
12b-1 fees (Class A)...........................            176                  1                   1
12b-1 fees (Class B)...........................             36                  1                  --
Custodian and accounting fees..................             30                  9                  23
Legal and audit fees...........................             12                  6                  10
Trustees' fees and expenses....................              3                  2                   2
Transfer agent fees............................             62                  9                   6
Registration and filing fees...................             12                 30                  81
Printing costs.................................             17                  9                  24
Other..........................................              1                  1                   2
                                                      --------             ------              ------
Less waivers...................................           (448)               (77)               (176)
                                                      --------             ------              ------
NET EXPENSES...................................          1,275                248                 680
                                                      --------             ------              ------
Net Investment Income..........................          8,667              2,113               5,890
                                                      --------             ------              ------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
Net realized gains (losses) from investment
  transactions.................................            (79)               (28)                982
Net change in unrealized appreciation
  (depreciation) from investments..............          3,224                627                 511
                                                      --------             ------              ------
Net realized/unrealized gains from
  investments..................................          3,145                599               1,493
                                                      --------             ------              ------
Change in net assets resulting from
  operations...................................       $ 11,812             $2,712              $7,383
                                                      ========             ======              ======

------------
(a) For the period from January 20, 1997 to June 30, 1997.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                           (Amounts in Thousands)
                                                        INTERMEDIATE             MUNICIPAL                KENTUCKY
                                                       TAX-FREE BOND               INCOME              MUNICIPAL BOND
                                                            FUND                    FUND                    FUND
                                                    --------------------    --------------------    --------------------
                                                      YEAR        YEAR        YEAR        YEAR        YEAR        YEAR
                                                     ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,    JUNE 30,
                                                      1997        1996        1997        1996        1997        1996
                                                    --------    --------    --------    --------    --------    --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income........................   $ 16,901     $11,312     $20,002     $13,782     $ 3,914    $ 1,845
    Net realized gains (losses) from investment
      transactions...............................      1,738       1,432        (530)     (2,505)         16        (36)
    Net change in unrealized appreciation
      (depreciation) from investments............      5,870        (248)      7,608       1,176       1,197        571
                                                    --------    --------    --------    --------    --------    -------
Change in net assets resulting from operations...     24,509      12,496      27,080      12,453       5,127      2,380
                                                    --------    --------    --------    --------    --------    -------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
    From net investment income...................    (16,473)    (10,698)    (17,054)    (12,119)     (3,488)    (1,450)
    From net realized gains from investment
      transactions...............................       (414)       (468)         --          --          --         --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income...................       (322)       (328)     (1,627)       (996)       (346)      (374)
    From net realized gains from investment
      transactions...............................        (11)        (17)         --          --          --         --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income...................       (106)        (64)     (1,321)       (666)        (80)       (21)
    From net realized gains from investment
      transactions...............................         (4)         (3)         --          --          --         --
                                                    --------    --------    --------    --------    --------    -------
Change in net assets from shareholder
  distributions..................................    (17,330)    (11,578)    (20,002)    (13,781)     (3,914)    (1,845)
                                                    --------    --------    --------    --------    --------    -------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued..................    103,061      79,285     194,651     135,163      19,089      7,868
    Proceeds from shares issued in conversion....    182,568          --      55,269          --      78,683         --
    Dividends reinvested.........................        603       1,603       2,256       1,920         244        224
    Cost of shares redeemed......................    (56,820)    (73,503)    (62,696)    (51,353)    (14,381)   (10,109)
                                                    --------    --------    --------    --------    --------    -------
Change in net assets from share transactions.....    229,412       7,385     189,480      85,730      83,635     (2,017)
                                                    --------    --------    --------    --------    --------    -------
Change in net assets.............................    236,591       8,303     196,558      84,402      84,848     (1,482)
NET ASSETS:
    Beginning of period..........................    226,262     217,959     290,106     205,704      39,935     41,417
                                                    --------    --------    --------    --------    --------    -------
    End of period................................   $462,853    $226,262    $486,664    $290,106    $124,783    $39,935
                                                    ========    ========    ========    ========    ========    =======
SHARE TRANSACTIONS:
    Issued.......................................      9,528       7,384      19,945      13,875       1,892        779
    Issued in conversion.........................     16,858          --       5,680          --       7,752         --
    Reinvested...................................         56         148         231         197          24         23
    Redeemed.....................................     (5,252)     (6,824)     (6,436)     (5,278)     (1,415)      (997)
                                                    --------    --------    --------    --------    --------    -------
Change in shares.................................     21,190         708      19,420       8,794       8,253       (195)
                                                    ========    ========    ========    ========    ========    =======
Undistributed net investment income included in
  net assets:
    End of period................................   $    233    $    233    $     18    $     20    $     --    $    --
                                                    ========    ========    ========    ========    ========    =======

See notes to financial statements.

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The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         (Amounts in Thousands)
                                                            OHIO                           LOUISIANA
                                                       MUNICIPAL BOND                    MUNICIPAL BOND
                                                            FUND                            FUND(A)
                                                    --------------------    ----------------------------------------
                                                      YEAR        YEAR        YEAR      SEVEN MONTHS        YEAR
                                                     ENDED       ENDED       ENDED         ENDED           ENDED
                                                    JUNE 30,    JUNE 30,    JUNE 30,      JUNE 30,      NOVEMBER 30,
                                                      1997        1996        1997          1996            1995
                                                    --------    --------    --------    ------------    ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income........................   $ 6,661     $ 5,010     $ 8,667       $  5,578        $ 10,058
    Net realized losses from investment
      transactions...............................      (175)       (253)        (79)          (146)            (11)
    Net change in unrealized appreciation
      (depreciation) from investments............     2,389         483       3,224         (3,198)         14,487
                                                   --------    --------    --------       --------        --------
Change in net assets resulting from operations...     8,875       5,240      11,812          2,234          24,534
                                                   --------    --------    --------       --------        --------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS (B):
    From net investment income...................    (5,336)     (4,102)     (6,174)        (1,732)             --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income...................      (810)       (670)     (2,349)        (3,782)        (10,014)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income...................      (515)       (238)       (144)           (64)            (44)
                                                   --------    --------    --------       --------        --------
Change in net assets from shareholder
  distributions..................................    (6,661)     (5,010)     (8,667)        (5,578)        (10,058)
                                                   --------    --------    --------       --------        --------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued..................    39,896      28,462      10,148         13,459          27,568
    Proceeds from shares issued in conversion....    39,137          --          --             --              --
    Dividends reinvested.........................     1,160         890       1,612            929           1,980
    Cost of shares redeemed......................   (24,777)    (18,818)    (41,977)       (26,535)        (32,814)
                                                   --------    --------    --------       --------        --------
Change in net assets from share transactions.....    55,416      10,534     (30,217)       (12,147)         (3,266)
                                                   --------    --------    --------       --------        --------
Change in net assets.............................    57,630      10,764     (27,072)       (15,491)         11,210
NET ASSETS:
    Beginning of period..........................   105,972      95,208     192,743        208,234         197,024
                                                   --------    --------    --------       --------        --------
    End of period................................  $163,602    $105,972    $165,671       $192,743        $208,234
                                                   ========    ========    ========       ========        ========
SHARE TRANSACTIONS:
    Issued.......................................     3,691       2,628       1,013            870           2,610
    Issued in conversion.........................     3,617          --          --             --              --
    Issued in restatement of net asset value
      (c)........................................        --          --          --          1,261              --
    Reinvested...................................       107          82         161             89             189
    Redeemed.....................................    (2,289)     (1,744)     (4,190)        (2,146)         (3,138)
                                                   --------    --------    --------       --------        --------
Change in shares.................................     5,126         966      (3,016)            74            (339)
                                                   ========    ========    ========       ========        ========
Undistributed net investment income included in
  net assets:
    End of period................................  $      5    $      8    $     --       $     --        $     --
                                                   ========    ========    ========       ========        ========

------------
(a) Upon reorganizing as a fund of The One Group, the Paragon Louisiana Tax-Free Fund became the Louisiana Municipal Bond Fund. Changes in net assets for the periods prior to March 26, 1996 represent the Paragon Louisiana Tax-Free Fund.
(b) Fiduciary Shares of the Louisiana Municipal Bond Fund commenced offering on March 26, 1996 upon conversion of certain Class A Shares to Fiduciary Shares.
(c) Pursuant to its reorganization as a fund of The One Group, the Louisiana Municipal Bond Fund issued additional shares at the close of business March 25, 1996 as a result of restatement of the net asset values of Class A Shares from $10.67 to $10.00 and Class B Shares from $10.70 to $10.00.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             (Amounts in Thousands)
                                                                       WEST VIRGINIA          ARIZONA
                                                                       MUNICIPAL BOND      MUNICIPAL BOND
                                                                            FUND                FUND
                                                                      ----------------    ----------------
                                                                      JANUARY 20, 1997    JANUARY 20, 1997
                                                                          THROUGH             THROUGH
                                                                          JUNE 30,            JUNE 30,
                                                                          1997(A)             1997(A)
                                                                      ----------------    ----------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income.........................................       $  2,113            $  5,890
     Net realized gains (losses) from investment transactions......            (28)                982
     Net change in unrealized appreciation (depreciation) from
      investments..................................................            627                 511
                                                                          --------            --------
Change in net assets resulting from operations.....................          2,712               7,383
                                                                          --------            --------
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
     From net investment income....................................         (2,097)             (5,879)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
     From net investment income....................................            (11)                (11)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
     From net investment income....................................             (5)                 --(b)
                                                                          --------            --------
Change in net assets from shareholder distributions................         (2,113)             (5,890)
                                                                          --------            --------
CAPITAL TRANSACTIONS:
     Proceeds from shares issued...................................         10,842              11,134
     Proceeds from shares issued in conversion.....................         91,179             263,882
     Dividends reinvested..........................................              9                   5
     Cost of shares redeemed.......................................         (4,937)            (19,259)
                                                                          --------            --------
Change in net assets from share transactions.......................         97,093             255,762
                                                                          --------            --------
Change in net assets...............................................         97,692             257,255
NET ASSETS:
     Beginning of period...........................................             --                  --
                                                                          --------            --------
     End of period.................................................       $ 97,692            $257,255
                                                                          ========            ========
SHARE TRANSACTIONS:
     Issued........................................................          1,081               1,116
     Issued in conversion..........................................          9,118              26,388
     Reinvested....................................................              1                   1
     Redeemed......................................................           (492)             (1,930)
                                                                          --------            --------
Change in shares...................................................          9,708              25,575
                                                                          ========            ========
Undistributed net investment income included in net assets:
     End of period.................................................       $     --            $     --
                                                                          ========            ========

------------
(a) Period from commencement of operations.

(b) Amount less than $1,000.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1997

1. ORGANIZATION:

   The One Group (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Intermediate Tax-Free Bond Fund, the Municipal Income Fund, the Kentucky Municipal Bond Fund, the Ohio Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Arizona Municipal Bond Fund, and the West Virginia Municipal Bond Fund (individually a "Fund", collectively the "Funds") only. The Funds are each offered in Fiduciary Class, Class A and Class B Shares. Class A Shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectuses. Certain redemptions of Class B Shares are subject to contingent deferred sales charges in accordance with the Funds' prospectuses. Each Fund is a non-diversified mutual fund, except for the Intermediate Tax-Free Bond and the Municipal Income Fund, which are diversified.

   The Trust entered into an Agreement and Plan of Reorganization (the "Agreement") with the Paragon Portfolio ("Paragon"), a Massachusetts business trust. Pursuant to the Agreement all of the assets and liabilities of each Paragon Fund transferred to a fund of The One Group in exchange for shares of the corresponding fund of The One Group. Subsequent to the reorganization, the fiscal period end changed from November 30 to June 30 for the Louisiana Municipal Bond Fund. Therefore, the prior period statement of changes in net assets for that Fund presents the changes in net assets for the seven months ended June 30, 1996.

   The Funds' investment objectives are as follows:

   FUND                                   OBJECTIVE
   ----------------------------------     ------------------------------------------------------------
   Intermediate Tax-Free Bond Fund        Current income exempt from Federal income taxes consistent with prudent investment management and the preservation of capital.

   Municipal Income Fund                  Current income exempt from Federal income taxes.

   Kentucky Municipal Bond Fund           Current income both consistent with the preservation of
                                           principal and exempt from Federal income tax and Kentucky
                                           personal income tax.

   Ohio Municipal Bond Fund               Current income both consistent with the preservation of
                                           principal and exempt from Federal income tax and Ohio
                                           personal income tax.

   Louisiana Municipal Bond Fund          Current income both consistent with the preservation of
                                           principal and exempt from Federal income tax and Louisiana income tax.

   Arizona Municipal Bond Fund            Current income both consistent with the preservation of
                                           principal and exempt from Federal income tax and Arizona
                                           personal income tax.

   West Virginia Municipal Bond Fund      Current income both consistent with the preservation of
                                           principal and exempt from Federal income tax and West
                                           Virginia personal income tax.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

   SECURITY VALUATION

   Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by Banc One Investment Advisors Corporation (the "Advisor") under the direction of the Board of Trustees.

   REPURCHASE AGREEMENTS

   The Funds may invest in repurchase agreements with institutions that the Fund's investment advisor has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans by a fund under the 1940 Act.

   WRITTEN OPTIONS

   The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

   FUTURES CONTRACTS

   The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

   INDEXED SECURITIES

   The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

   MORTGAGE ROLLS

   The Funds may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

   on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase.

   SECURITIES LENDING

   To generate additional income, the Funds may lend up to 33% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest on securities lent while simultaneously seeking to earn interest on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of June 30, 1997 the Funds had no securities on loan.

   SECURITY TRANSACTIONS AND RELATED INCOME

   Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

   EXPENSES

   Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

   Dividends from net investment income are declared daily and paid monthly for the Funds. Net realized capital gains, if any, are distributed at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

   Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

   FEDERAL INCOME TAXES

   The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

   investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. The Trust is registered to offer forty series and five classes of shares: Fiduciary, Class A, Class B, Class C and Service. Currently, the Trust consists of thirty three active Funds and not all Funds can issue all classes of shares. As of June 30, 1997, there were no shareholders in Class C or Service Class of the Funds. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. The following is a summary of transactions in Fund shares for the periods ended June 30, 1997 and June 30, 1996:

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

                                                                      (Amounts in Thousands)
                                       INTERMEDIATE TAX-FREE              MUNICIPAL INCOME               KENTUCKY MUNICIPAL
                                             BOND FUND                          FUND                         BOND FUND
                                    ----------------------------    ----------------------------    ----------------------------
                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                        1997            1996            1997            1996            1997            1996
                                    ------------    ------------    ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued....     $ 98,433        $ 73,620        $155,470        $100,593        $ 17,564        $  6,010
  Proceeds from shares issued in
    conversion...................      182,568              --          55,269              --          78,683              --
  Dividends reinvested...........          267           1,311             198             835              11              30
  Cost of shares redeemed........      (54,356)        (69,859)        (49,425)        (45,206)        (10,777)         (8,690)
                                      --------        --------        --------        --------        --------        --------
  Change in net assets from
    Fiduciary Share
    transactions.................     $226,912        $  5,072        $161,512        $ 56,222        $ 85,481        $ (2,650)
                                      ========        ========        ========        ========        ========        ========
CLASS A SHARES:
  Proceeds from shares issued....     $  2,964        $  4,157        $ 24,091        $ 18,884        $    425        $    475
  Dividends reinvested...........          245             246           1,160             699             191             186
  Cost of shares redeemed........       (1,518)         (3,426)         (9,801)         (5,106)         (3,370)         (1,412)
                                      --------        --------        --------        --------        --------        --------
  Change in net assets from Class
    A Share transactions.........     $  1,691        $    977        $ 15,450        $ 14,477        $ (2,754)       $   (751)
                                      ========        ========        ========        ========        ========        ========
CLASS B SHARES:
  Proceeds from shares issued....     $  1,664        $  1,508        $ 15,090        $ 15,686        $  1,100        $  1,383
  Dividends reinvested...........           91              46             898             386              42               8
  Cost of shares redeemed........         (946)           (218)         (3,470)         (1,041)           (234)             (7)
                                      --------        --------        --------        --------        --------        --------
  Change in net assets from Class
    B Share transactions.........     $    809        $  1,336        $ 12,518        $ 15,031        $    908        $  1,384
                                      ========        ========        ========        ========        ========        ========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued.........................        9,103           6,859          15,939          10,330           1,740             593
  Issued in conversion...........       16,858              --           5,680              --           7,752              --
  Reinvested.....................           25             121              20              86               1               4
  Redeemed.......................       (5,024)         (6,488)         (5,078)         (4,649)         (1,061)           (856)
                                      --------        --------        --------        --------        --------        --------
  Change in Fiduciary Shares.....       20,962             492          16,561           5,767           8,432            (259)
                                      ========        ========        ========        ========        ========        ========
CLASS A SHARES:
  Issued.........................          272             387           2,459           1,933              42              48
  Reinvested.....................           23              22             119              72              19              18
  Redeemed.......................         (141)           (316)         (1,002)           (522)           (331)           (140)
                                      --------        --------        --------        --------        --------        --------
  Change in Class A Shares.......          154              93           1,576           1,483            (270)            (74)
                                      ========        ========        ========        ========        ========        ========
CLASS B SHARES:
  Issued.........................          153             138           1,547           1,612             110             138
  Reinvested.....................            8               5              92              40               4               1
  Redeemed.......................          (87)            (20)           (356)           (108)            (23)             (1)
                                      --------        --------        --------        --------        --------        --------
  Change in Class B Shares.......           74             123           1,283           1,544              91             138
                                      ========        ========        ========        ========        ========        ========

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

                                                                                 (Amounts in Thousands)
                                                              OHIO MUNICIPAL                  LOUISIANA MUNICIPAL
                                                                BOND FUND                        BOND FUND (a)
                                                           --------------------    ------------------------------------------
                                                             YEAR        YEAR        YEAR       SEVEN MONTHS         YEAR
                                                            ENDED       ENDED       ENDED          ENDED            ENDED
                                                           JUNE 30,    JUNE 30,    JUNE 30,       JUNE 30,       NOVEMBER 30,
                                                             1997        1996        1997           1996             1995
                                                           --------    --------    --------    --------------    ------------
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued...........................   $ 28,385    $ 16,537    $  5,386      $    6,255
  Proceeds issued in conversion.........................     39,137          --          --              --
  Proceeds from shares issued in conversion from Class A
    Shares..............................................         --          --          --         137,607(b)
  Dividends reinvested..................................         93         245          --              --
  Cost of shares redeemed...............................    (16,829)    (16,421)    (30,290)         (6,804)
                                                           --------    --------    --------      ----------
  Change in net assets from Fiduciary Share
    transactions........................................   $ 50,786    $    361    $(24,904)     $  137,058
                                                           ========    ========    ========      ==========
CLASS A SHARES:
  Proceeds from shares issued...........................   $  5,044    $  5,812    $  4,042      $    5,814        $ 25,634
  Dividends reinvested..................................        675         479       1,510             889           1,948
  Cost of shares redeemed...............................     (6,371)     (1,813)    (11,414)        (19,453)        (32,701)
  Cost of shares redeemed in conversion to Fiduciary
    Shares..............................................         --          --          --        (137,607)(b)          --
                                                           --------    --------    --------      ----------        --------
  Change in net assets from Class A Share
    transactions........................................   $   (652)   $  4,478    $ (5,862)     $ (150,357)       $ (5,119)
                                                           ========    ========    ========      ==========        ========
CLASS B SHARES:
  Proceeds from shares issued...........................   $  6,467    $  6,113    $    720      $    1,390        $  1,934
  Dividends reinvested..................................        392         166         102              40              31
  Cost of shares redeemed...............................     (1,577)       (584)       (273)           (278)           (112)
                                                           --------    --------    --------      ----------        --------
  Change in net assets from Class B Share
    transactions........................................   $  5,282    $  5,695    $    549      $    1,152        $  1,853
                                                           ========    ========    ========      ==========        ========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued................................................      2,635       1,528         538             195
  Issued in conversion..................................      3,617          --          --              --
  Issued in conversion from Class A Shares..............         --          --          --          13,761(b)
  Reinvested............................................          9          23          --              --
  Redeemed..............................................     (1,556)     (1,523)     (3,023)           (250)
                                                           --------    --------    --------      ----------
  Change in Fiduciary Shares............................      4,705          28      (2,485)         13,706
                                                           ========    ========    ========      ==========
CLASS A SHARES:
  Issued................................................        464         539         403             545           2,426
  Issued in restatement of net asset value (c)..........         --          --          --           1,239              --
  Reinvested............................................         62          44         151              85             186
  Redeemed..............................................       (588)       (167)     (1,140)         (1,869)         (3,127)
  Redeemed in conversion to Fiduciary Shares............         --          --          --         (13,761)(b)          --
                                                           --------    --------    --------      ----------        --------
  Change in Class A Shares..............................        (62)        416        (586)        (13,761)           (515)
                                                           ========    ========    ========      ==========        ========
CLASS B SHARES:
  Issued................................................        592         561          72             130             183
  Issued in restatement of net asset value (c)..........         --          --          --              22              --
  Reinvested............................................         36          15          10               4               3
  Redeemed..............................................       (145)        (54)        (27)            (27)            (10)
                                                           --------    --------    --------      ----------        --------
  Change in Class B Shares..............................        483         522          55             129             176
                                                           ========    ========    ========      ==========        ========

------------

(a) Upon reorganizing as a fund of The One Group, the Paragon Louisiana Tax-Free Fund became the Louisiana Municipal Bond Fund. Capital and share transactions for the periods prior to March 26, 1996 represent the Paragon Louisiana Tax-Free Fund.
(b) Fiduciary Shares of the Louisiana Municipal Bond Fund commenced offering on March 26, 1996 upon conversion of certain Class A Shares to Fiduciary Shares.
(c) Pursuant to reorganization as a fund of The One Group, the Louisiana Municipal Bond Fund issued additional shares at the close of business March 26, 1996 as a result of restatement of the net asset values of Class A Shares from $10.67 to $10.00 and Class B Shares from $10.70 to $10.00.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

                                                                            (Amounts in Thousands)
                                                                      WEST VIRGINIA          ARIZONA
                                                                      MUNICIPAL BOND      MUNICIPAL BOND
                                                                           FUND                FUND
                                                                     ----------------    ----------------
                                                                     JANUARY 20, 1997    JANUARY 20, 1997
                                                                         THROUGH             THROUGH
                                                                         JUNE 30,            JUNE 30,
                                                                         1997 (a)            1997 (a)
                                                                     ----------------    ----------------
CAPITAL TRANSACTIONS:
FIDUCIARY SHARES:
  Proceeds from shares issued.....................................       $  9,442            $  9,187
  Proceeds from shares issued in conversion.......................         91,179             263,882
  Dividends reinvested............................................             --(b)               --
  Cost of shares redeemed.........................................         (4,937)            (18,791)
                                                                         --------            --------
  Change in net assets from Fiduciary Share transactions..........       $ 95,684            $254,278
                                                                         ========            ========
CLASS A SHARES:
  Proceeds from shares issued.....................................       $    795            $  1,947
  Dividends reinvested............................................              7                   5
  Cost of shares redeemed.........................................             --                (468)
                                                                         --------            --------
     Change in net assets from Class A Share transactions.........       $    802            $  1,484
                                                                         ========            ========
CLASS B SHARES:
  Proceeds from shares issued.....................................       $    605            $     --(b)
  Dividends reinvested............................................              2                  --
  Cost of shares redeemed.........................................             --                  --
                                                                         --------            --------
  Change in net assets from Class B Share transactions............       $    607            $     --(b)
                                                                         ========            ========
SHARE TRANSACTIONS:
FIDUCIARY SHARES:
  Issued..........................................................            941                 920
  Issued in conversion............................................          9,118              26,388
  Reinvested......................................................              1                  --
  Redeemed........................................................           (492)             (1,883)
                                                                         --------            --------
  Change in Fiduciary Shares......................................          9,568              25,425
                                                                         ========            ========
CLASS A SHARES:
  Issued..........................................................             79                 196
  Reinvested......................................................             --                   1
  Redeemed........................................................             --                 (47)
                                                                         --------            --------
  Change in Class A Shares........................................             79                 150
                                                                         ========            ========
CLASS B SHARES:
  Issued..........................................................             61                  --(b)
  Reinvested......................................................             --                  --
  Redeemed........................................................             --                  --
                                                                         --------            --------
  Change in Class B Shares........................................             61                  --(b)
                                                                         ========            ========

------------

(a) Period from commencement of operations.
(b) Amount is less than 1,000.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

4. INVESTMENT ADVISORY, ADMINISTRATIVE, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average net assets: 0.60% of the Intermediate Tax-Free Bond Fund, the Ohio Municipal Bond Fund and the Louisiana Municipal Bond Fund; and 0.45% of the Municipal Income Fund, the Kentucky Municipal Bond Fund, the Arizona Municipal Bond Fund and the West Virginia Municipal Bond Fund.

   The Trust and The One Group Services Company (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administrative agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust net assets (excluding the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Fund , and the Investor Balanced Fund, the "Investor Funds" and the Treasury Only Money Market Fund and the Government Money Market Fund, the "Institutional Money Market Funds"); 0.18% on the next $0.5 billion of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion. The Advisor also serves as Sub-Administrator to each fund of the Trust, pursuant to an agreement between the Administrator and the Advisor. Pursuant to this agreement, the Advisor performs many of the Administrator's duties, for which the Advisor receives a fee paid by the Administrator.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A and Class B Shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A Shares of each of the Funds and 1.00% of the average daily net assets of the Class B Shares of each of the Funds. Currently, the Distributor has voluntarily agreed to limit payments under the Plans to 0.25% and 0.90% of average daily net assets of the Class A Shares and Class B Shares, respectively, of each Fund. Up to 0.25% of the fees payable under the Plans may be used as compensation for shareholder services by the Distributor and/or financial institutions and intermediaries. Fees paid under the Plans may be applied by the Distributor toward (i) compensation for its services in connection with distribution assistance or provision of shareholder services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of the Advisor), brokers, dealers and other institutions, including the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Fiduciary Class Shares of each Fund are offered without distribution fees. For the period ended June 30, 1997, the Distributor received $1,156,585 from commissions earned on sales of Class A Shares and redemptions of Class B Shares, of which the Distributor reallowed $1,140,301 to affiliated broker/dealers of the Funds.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

   The Advisor, the Administrator and the Distributor voluntarily agreed to waive a portion of their fees. For the period ended June 30, 1997, fees in the following amounts were waived (amounts in thousands):

                                                                                           12B-1 FEES
                                                   INVESTMENT                                WAIVED
                                                  ADVISORY FEES    ADMINISTRATION     --------------------
                                                     WAIVED          FEES WAIVED      CLASS A     CLASS B
                                                  -------------    ---------------    --------    --------
   Intermediate Tax-Free Bond Fund.............       $ 777              $--            $  6        $  3
   Municipal Income Fund.......................         388               17              32          29
   Kentucky Municipal Bond Fund................          78               --               7           2
   Ohio Municipal Bond Fund....................         392                2              16          12
   Louisiana Municipal Bond Fund...............         394               --              50           4
   West Virginia Municipal Bond Fund...........          67               10              --          --
   Arizona Municipal Bond Fund.................         126               50              --          --

5. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and purchased options) during the period ended June 30, 1997 were as follows (amounts in thousands):

                                                                     PURCHASES     SALES
                                                                     ---------    --------
            Intermediate Tax-Free Bond Fund.......................   $508,298     $286,186
            Municipal Income Fund.................................    396,026      229,213
            Kentucky Municipal Bond Fund..........................     87,698       10,214
            Ohio Municipal Bond Fund..............................     64,127        9,362
            Louisiana Municipal Bond Fund.........................     30,718       58,974
            West Virginia Municipal Bond Fund.....................     11,420        5,670
            Arizona Municipal Bond Fund...........................     14,524       20,446

6. FINANCIAL INSTRUMENTS:

   Investing in financial instruments such as written options, futures, structured notes and indexed securities involves risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuation in securities.

7. CONCENTRATION OF CREDIT RISK:

   The Kentucky, Ohio, Louisiana, Arizona and West Virginia Municipal Bond Funds invest in primarily debt obligations issued by the respective States and their political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of the state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

8. REORGANIZATION:

   The Trust entered an Agreement and Plan of Reorganization ("Reorganization") with Paragon pursuant to which all of the assets and liabilities of each Paragon Fund transferred to a fund of the One Group in exchange for shares of the corresponding fund of the One Group. The Paragon Louisiana Tax-Free Fund transferred its assets

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

   and liabilities to the One Group Louisiana Municipal Bond Fund. The Reorganization, which qualified as tax-free exchange for Federal income tax purposes, was completed on March 25, 1996 following approval by shareholders of Paragon at a special shareholder meeting. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the Reorganization (amounts in thousands except net asset value):

                                                                                                  AFTER
                                                                  BEFORE REORGANIZATION       REORGANIZATION
                                                                --------------------------    --------------
                                                                   PARAGON       LOUISIANA      LOUISIANA
                                                                  LOUISIANA      MUNICIPAL      MUNICIPAL
                                                                TAX-FREE FUND    BOND FUND         BOND
                                                                -------------    ---------    --------------
   Shares....................................................        18,757          --            20,018*
   Net Assets................................................     $ 200,185          --          $200,185
   Net Asset Value:
     Fiduciary...............................................                        --          $  10.00*
     Class A.................................................     $   10.67          --             10.00*
     Class B.................................................         10.70          --             10.00*
   Unrealized Appreciation...................................     $   4,349          --          $  4,349

------------

   * Pursuant to its reorganization as a fund of the One Group, the Fund issued additional shares at the close of business March 25, 1996 as a result of the restatement of the net asset values of Class A Shares from $10.67 to $10.00 and Class B Shares from $10.70 to $10.00.

9. FEDERAL TAX INFORMATION (UNAUDITED):

   The accompanying table below details distributions from long-term capital gains for the following funds for the period ended June 30, 1997 (amounts in thousands):

                                                                                          DISTRIBUTIONS
                                                                                          -------------
         Intermediate Tax Free Bond Fund...............................................       $ 226

   At June 30, 1997, the following Funds have capital loss carryforwards which are available to offset future capital gains, if any (amounts in thousands):

                                                                                 CAPITAL LOSS
                                                                                 CARRYFORWARD    EXPIRES
                                                                                 ------------    -------
         Municipal Income Fund................................................       6,340         2005
         Municipal Income Fund................................................       2,195         2002
         Kentucky Municipal Bond Fund.........................................         483         2004
         Kentucky Municipal Bond Fund.........................................       1,316         2003
         Ohio Municipal Bond Fund.............................................         217         2005
         Ohio Municipal Bond Fund.............................................       1,463         2004
         Ohio Municipal Bond Fund.............................................       2,319         2003
         Louisiana Municipal Bond Fund........................................          45         2005
         Louisiana Municipal Bond Fund........................................         268         2004
         Louisiana Municipal Bond Fund........................................          48         2003
         Louisiana Municipal Bond Fund........................................         281         2002

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 1997

   Under current tax law, capital losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended June 30, 1998 (amounts in thousands):

                                                                                          POST-OCTOBER
                                                                                         CAPITAL LOSSES
                                                                                         --------------
         Ohio Municipal Bond Fund.....................................................        $104
         Louisiana Municipal Bond Fund................................................          33
         West Virginia Municipal Bond Fund............................................          28

   The Funds designate the following exempt-interest dividends for the taxable year ended June 30, 1997 (amounts in thousands):

                                                                                          TAX-EXEMPT
                                                                                          DISTRIBUTION
                                                                                          -----------
         Intermediate Tax Free Bond Fund...............................................     $15,864
         Municipal Income Fund.........................................................      19,189
         Kentucky Municipal Bond Fund..................................................       3,448
         Ohio Municipal Bond Fund......................................................       6,384
         Louisiana Municipal Bond Fund.................................................       8,717
         West Virginia Municipal Bond Fund.............................................       1,682
         Arizona Municipal Bond Fund...................................................       4,663

10. CONVERSION OF COMMON TRUST FUNDS:

    On January 20, 1997, the net assets of certain common trust funds managed by the Advisor were exchanged in a tax-free conversion for shares of the corresponding One Group Funds. The transaction was accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands except per share amounts):

                                                                                    NET ASSET
                                                                     NET ASSETS     VALUE PER       UNREALIZED
                                                           SHARES    CONVERTED     SHARE ISSUED    APPRECIATION
                                                           ------    ----------    ------------    ------------
   Intermediate Tax-Free Bond Fund......................   16,858     $182,568        $10.83         $  7,412
   Municipal Income Fund................................    5,680       55,269          9.73            1,784
   Kentucky Municipal Bond Fund.........................    7,752       78,683         10.15            4,545
   Ohio Municipal Bond Fund.............................    3,617       39,137         10.82            2,826
   West Virginia Municipal Bond Fund....................    9,118       91,179         10.00            3,886
   Arizona Municipal Bond Fund..........................   26,388      263,882         10.00           12,118

Continued

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          INTERMEDIATE TAX-FREE BOND FUND
                                                              --------------------------------------------------------
                                                                                      FIDUCIARY
                                                              --------------------------------------------------------
                                                                                YEARS ENDED JUNE 30,
                                                              --------------------------------------------------------
                                                                1997        1996        1995        1994        1993
                                                              --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD.......................   $  10.67    $  10.64    $  10.49    $  11.15    $  10.69
                                                              --------    --------    --------    --------    --------
Investment Activities:
  Net investment income....................................       0.54        0.52        0.54        0.52        0.53
  Net realized and unrealized gains (losses) from
    investments............................................       0.27        0.04        0.15       (0.52)       0.49
                                                              --------    --------    --------    --------    --------
    Total from Investment Activities.......................       0.81        0.56        0.69        0.00        1.02
                                                              --------    --------    --------    --------    --------
Distributions:
  Net investment income....................................      (0.54)      (0.51)      (0.54)      (0.53)      (0.52)
  In excess of net investment income.......................         --          --          --       (0.01)         --
  Net realized gains.......................................      (0.02)      (0.02)         --       (0.01)      (0.04)
  In excess of net realized gains..........................         --          --          --       (0.11)         --
                                                              --------    --------    --------    --------    --------
    Total Distributions....................................      (0.56)      (0.53)      (0.54)      (0.66)      (0.56)
                                                              --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD.............................   $  10.92    $  10.67    $  10.64    $  10.49    $  11.15
                                                              ========    ========    ========    ========    ========
Total Return...............................................       7.76%       5.39%       6.75%      (0.11)%      9.79%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)........................   $451,089    $217,201    $211,229    $182,611    $166,489
  Ratio of expenses to average net assets..................       0.58%       0.54%       0.53%       0.48%       0.54%
  Ratio of net investment income to average net assets.....       5.05%       4.87%       5.17%       4.78%       4.93%
  Ratio of expenses to average net assets*.................       0.81%       0.87%       0.88%       0.84%       0.94%
  Ratio of net investment income to average net assets*....       4.82%       4.54%       4.82%       4.42%       4.53%
  Portfolio turnover (a)...................................      86.89%     111.58%     199.76%     105.98%      31.99%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                              INTERMEDIATE TAX-FREE BOND FUND
                                                                     -------------------------------------------------
                                                                                          CLASS A
                                                                     -------------------------------------------------
                                                                                    YEARS ENDED JUNE 30,
                                                                     -------------------------------------------------
                                                                      1997      1996       1995       1994       1993
                                                                     ------    -------    -------    -------    ------
NET ASSET VALUE, BEGINNING OF PERIOD..............................   $10.67    $ 10.63    $ 10.48    $ 11.14    $10.69
                                                                     ------    -------    -------    -------    ------
Investment Activities:
  Net investment income...........................................     0.51       0.50       0.51       0.50      0.55
  Net realized and unrealized gains (losses) from investments.....     0.26       0.05       0.15      (0.52)     0.44
                                                                     ------    -------    -------    -------    ------
    Total from Investment Activities..............................     0.77       0.55       0.66      (0.02)     0.99
                                                                     ------    -------    -------    -------    ------
Distributions:
  Net investment income...........................................    (0.51)     (0.49)     (0.49)     (0.52)    (0.50)
  In excess of net investment income..............................       --         --      (0.02)     (0.01)       --
  Net realized gains..............................................    (0.02)     (0.02)        --         --     (0.04)
  In excess of net realized gains.................................       --         --         --      (0.11)       --
                                                                     ------    -------    -------    -------    ------
    Total Distributions...........................................    (0.53)     (0.51)     (0.51)     (0.64)    (0.54)
                                                                     ------    -------    -------    -------    ------
NET ASSET VALUE, END OF PERIOD....................................   $10.91    $ 10.67    $ 10.63    $ 10.48    $11.14
                                                                     ======    =======    =======    =======    ======
Total Return (Excludes Sales Charge)..............................     7.39%      5.28%      6.49%     (0.33)%    9.47%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...............................   $8,457    $ 6,622    $ 5,614    $ 5,556    $5,480
  Ratio of expenses to average net assets.........................     0.83%      0.79%      0.78%      0.73%     0.71%
  Ratio of net investment income to average net assets............     4.75%      4.62%      4.91%      4.57%     4.77%
  Ratio of expenses to average net assets*........................     1.15%      1.22%      1.23%      1.19%     1.27%
  Ratio of net investment income to average net assets*...........     4.43%      4.19%      4.46%      4.11%     4.21%
  Portfolio turnover (a)..........................................    86.89%    111.58%    199.76%    105.98%    31.99%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                 INTERMEDIATE TAX-FREE BOND FUND
                                                                             ----------------------------------------
                                                                                              CLASS B
                                                                             ----------------------------------------
                                                                                       YEARS ENDED JUNE 30,
                                                                             ----------------------------------------
                                                                              1997      1996       1995      1994(a)
                                                                             ------    -------    -------    --------
NET ASSET VALUE, BEGINNING OF PERIOD......................................   $10.68    $ 10.65    $ 10.50    $ 11.18
                                                                             ------    -------    -------    -------
Investment Activities:
  Net investment income...................................................     0.45       0.43       0.46       0.17
  Net realized and unrealized gains (losses) from investments.............     0.27       0.04       0.14      (0.67)
                                                                             ------    -------    -------     ------
    Total from Investment Activities......................................     0.72       0.47       0.60      (0.50)
                                                                             ------    -------    -------     ------
Distributions:
  Net investment income...................................................    (0.45)     (0.42)     (0.45)     (0.17)
  Net realized gains......................................................    (0.02)     (0.02)        --         --
  In excess of net realized gains.........................................       --         --         --      (0.01)
                                                                             ------    -------    -------    -------
    Total Distributions...................................................    (0.47)     (0.44)     (0.45)     (0.18)
                                                                             ------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD............................................   $10.93    $ 10.68    $ 10.65    $ 10.50
                                                                             ======    =======    =======    =======
Total Return (Excludes Sales Charge)......................................     6.82%      4.48%      5.89%     (4.48)% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).......................................   $3,307    $ 2,439    $ 1,116    $   549
  Ratio of expenses to average net assets.................................     1.47%      1.44%      1.43%      1.40% (c)
  Ratio of net investment income to average net assets....................     4.09%      3.97%      4.29%      4.08% (c)
  Ratio of expenses to average net assets*................................     1.78%      1.87%      1.88%      1.85% (c)
  Ratio of net investment income to average net assets*...................     3.78%      3.54%      3.84%      3.63% (c)
  Portfolio turnover (d)..................................................    86.89%    111.58%    199.76%    105.98%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

90
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                MUNICIPAL INCOME FUND
                                                               --------------------------------------------------------
                                                                                       FIDUCIARY
                                                               --------------------------------------------------------
                                                                                  YEARS ENDED JUNE 30,
                                                               --------------------------------------------------------
                                                                 1997        1996        1995        1994      1993(a)
                                                               --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $   9.66    $   9.69    $   9.66    $  10.11    $ 10.00
                                                               --------    --------    --------    --------    -------
Investment Activities:
  Net investment income.....................................       0.53        0.56        0.57        0.56       0.19
  Net realized and unrealized gains (losses) from
    investments.............................................       0.18       (0.03)       0.03       (0.42)      0.11
                                                               --------    --------    --------    --------    -------
    Total from Investment Activities........................       0.71        0.53        0.60        0.14       0.30
                                                               --------    --------    --------    --------    -------
Distributions:
  Net investment income.....................................      (0.53)      (0.56)      (0.57)      (0.56)     (0.19)
  In excess of net realized gains...........................         --          --          --       (0.03)        --
                                                               --------    --------    --------    --------    -------
    Total Distributions.....................................      (0.53)      (0.56)      (0.57)      (0.59)     (0.19)
                                                               --------    --------    --------    --------    -------
NET ASSET VALUE, END OF PERIOD..............................   $   9.84    $   9.66    $   9.69    $   9.66    $ 10.11
                                                               ========    ========    ========    ========    =======
Total Return................................................       7.49%       5.54%       6.46%       1.36%      5.18% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................   $408,577    $241,115    $185,916    $152,763    $40,777
  Ratio of expenses to average net assets...................       0.57%       0.56%       0.56%       0.54%      0.54% (b)
  Ratio of net investment income to average net assets......       5.38%       5.70%       6.02%       5.61%      5.66% (b)
  Ratio of expenses to average net assets*..................       0.68%       0.76%       0.74%       0.71%      1.01% (b)
  Ratio of net investment income to average net assets*.....       5.27%       5.50%       5.84%       5.44%      5.19% (b)
  Portfolio turnover (c)....................................      62.83%      83.17%      66.02%     101.48%     66.12%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) The Fund commenced operations on February 9, 1993.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  MUNICIPAL INCOME FUND
                                                                   ----------------------------------------------------
                                                                                         CLASS A
                                                                   ----------------------------------------------------
                                                                                  YEARS ENDED JUNE 30,
                                                                   ----------------------------------------------------
                                                                    1997       1996       1995       1994      1993(a)
                                                                   -------    -------    -------    -------    --------
NET ASSET VALUE, BEGINNING OF PERIOD............................   $  9.69    $  9.72    $  9.67    $ 10.12     $10.06
                                                                   -------    -------    -------    -------    -------
Investment Activities:
  Net investment income.........................................      0.51       0.55       0.55       0.55       0.19
  Net realized and unrealized gains (losses) from investments...      0.18      (0.04)      0.05      (0.43)      0.05
                                                                   -------    -------    -------    -------    -------
    Total from Investment Activities............................      0.69       0.51       0.60       0.12       0.24
                                                                   -------    -------    -------    -------    -------
Distributions:
  Net investment income.........................................     (0.51)     (0.54)     (0.55)     (0.54)     (0.18)
  In excess of net realized gains...............................        --         --         --      (0.03)        --
                                                                   -------    -------    -------    -------    -------
    Total Distributions.........................................     (0.51)     (0.54)     (0.55)     (0.57)     (0.18)
                                                                   -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD..................................   $  9.87    $  9.69    $  9.72    $  9.67     $10.12
                                                                   =======    =======    =======    =======    =======
Total Return (Excludes Sales Charge)............................      7.24%      5.35%      6.21%      1.34%      6.86%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).............................   $41,829    $25,787    $11,462    $10,725     $4,106
  Ratio of expenses to average net assets.......................      0.82%      0.81%      0.81%      0.79%      0.80%(b)
  Ratio of net investment income to average net assets..........      5.13%      5.45%      5.76%      5.44%      5.71%(b)
  Ratio of expenses to average net assets*......................      1.03%      1.11%      1.09%      1.06%      1.36%(b)
  Ratio of net investment income to average net assets*.........      4.92%      5.15%      5.48%      5.17%      5.15%(b)
  Portfolio turnover (c)........................................     62.83%     83.17%     66.02%    101.48%     66.12%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Class A Shares commenced offering on February 23, 1993.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                      MUNICIPAL INCOME FUND
                                                                             ----------------------------------------
                                                                                             CLASS B
                                                                             ----------------------------------------
                                                                                      YEARS ENDED JUNE 30,
                                                                             ----------------------------------------
                                                                              1997       1996       1995     1994(a)
                                                                             -------    -------    ------    --------
NET ASSET VALUE, BEGINNING OF PERIOD......................................   $  9.66    $  9.69    $ 9.62     $10.10
                                                                             -------    -------    ------    -------
Investment Activities:
  Net investment income...................................................      0.44       0.47      0.49       0.24
  Net realized and unrealized gains (losses) from investments.............      0.18      (0.03)     0.07      (0.48)
                                                                             -------    -------    ------    -------
    Total from Investment Activities......................................      0.62       0.44      0.56      (0.24)
                                                                             -------    -------    ------    -------
Distributions:
  Net investment income...................................................     (0.44)     (0.47)    (0.49)     (0.24)
                                                                             -------    -------    ------    -------
    Total Distributions...................................................     (0.44)     (0.47)    (0.49)     (0.24)
                                                                             -------    -------    ------    -------
NET ASSET VALUE, END OF PERIOD............................................   $  9.84    $  9.66    $ 9.69     $ 9.62
                                                                             =======    =======    ======    =======
Total Return (Excludes Sales Charge)......................................      6.55%      4.65%     5.58%     (1.98)%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).......................................   $36,258    $23,204    $8,326     $4,855
  Ratio of expenses to average net assets.................................      1.47%      1.46%     1.46%      1.41%(c)
  Ratio of net investment income to average net assets....................      4.48%      4.80%     5.14%      4.95%(c)
  Ratio of expenses to average net assets*................................      1.67%      1.76%     1.74%      1.62%(c)
  Ratio of net investment income to average net assets*...................      4.28%      4.50%     4.86%      4.74%(c)
  Portfolio turnover (d)..................................................     62.83%     83.17%    66.02%    101.48%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        KENTUCKY MUNICIPAL BOND FUND
                                                    --------------------------------------------------------------------
                                                                 FIDUCIARY
                                                    -----------------------------------
                                                      YEAR        YEAR      JANUARY 20,    FEBRUARY 1,       MARCH 12,
                                                     ENDED       ENDED        1995 TO        1994, TO        1993, TO
                                                    JUNE 30,    JUNE 30,     JUNE 30,      JANUARY 19,      JANUARY 31,
                                                      1997        1996        1995(a)        1995(b)        1994(b)(c)
                                                    --------    --------    -----------    ------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD.............   $  10.04    $  9.92       $  9.49        $  10.45         $ 10.00
Investment Activities:
  Net investment income..........................       0.50       0.50          0.20            0.41            0.36
  Net realized and unrealized gains (losses) from
    investments..................................       0.16       0.12          0.43          (0.95)            0.43
                                                    --------    -------       -------        --------         -------
    Total from Investment Activities.............       0.66       0.62          0.63          (0.54)            0.79
                                                    --------    -------       -------        --------         -------
Distributions:
  Net investment income..........................      (0.50)     (0.50)        (0.20)          (0.42)          (0.34)
                                                    --------    -------       -------        --------         -------
    Total Distributions..........................      (0.50)     (0.50)        (0.20)          (0.42)          (0.34)
                                                    --------    -------       -------        --------         -------
NET ASSET VALUE, END OF PERIOD...................   $  10.20    $ 10.04       $  9.92        $   9.49         $ 10.45
                                                    ========    =======       =======        ========         =======
Total Return.....................................       6.74%      6.35%         6.56%(d)       (5.17)%(d)       8.05%(d)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..............   $116,830    $30,300       $32,520        $ 41,953         $64,663
  Ratio of expenses to average net assets........       0.59%      0.68%         0.65%(e)        1.03%(e)        0.70%(e)
  Ratio of net investment income to average
    net assets...................................       5.12%      4.60%         4.70%(e)        4.27%(e)        4.19%(e)
  Ratio of expenses to average net assets*.......       0.72%      1.02%         0.97%(e)        1.05%(e)        0.91%(e)
  Ratio of net investment income to average
    net assets*..................................       4.99%      4.26%         4.38%(e)        4.25%(e)        3.98%(e)
  Portfolio turnover (f).........................      13.30%     16.78%        19.75%          10.00%           5.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of The One Group.
(b) Prior to reorganizing as a fund of The One Group, the Fund offered only one class of shares.
(c) Period from commencement of operations.
(d) Not annualized.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                    KENTUCKY MUNICIPAL BOND FUND
                                                                                 -----------------------------------
                                                                                               CLASS A
                                                                                 -----------------------------------
                                                                                   YEAR        YEAR      JANUARY 20,
                                                                                  ENDED       ENDED        1995 TO
                                                                                 JUNE 30,    JUNE 30,     JUNE 30,
                                                                                   1997        1996        1995(a)
                                                                                 --------    --------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD..........................................    $10.05      $ 9.93       $  9.49
                                                                                  ------      ------       -------
Investment Activities:
  Net investment income.......................................................      0.48        0.44          0.19
  Net realized and unrealized gains from investments..........................      0.16        0.12          0.44
                                                                                  ------      ------       -------
    Total from Investment Activities..........................................      0.64        0.56          0.63
                                                                                  ------      ------       -------
Distributions:
  Net investment income.......................................................     (0.48)      (0.44)        (0.19)
                                                                                  ------      ------       -------
    Total Distributions.......................................................     (0.48)      (0.44)        (0.19)
                                                                                  ------      ------       -------
NET ASSET VALUE, END OF PERIOD................................................    $10.21      $10.05       $  9.93
                                                                                  ======      ======       =======
Total Return (Excludes Sales Charge)..........................................      6.46%       5.70%         5.66%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...........................................    $5,554      $8,178       $ 8,818
  Ratio of expenses to average net assets.....................................      0.84%       0.93%         0.90%(c)
  Ratio of net investment income to average net assets........................      4.66%       4.35%         4.44%(c)
  Ratio of expenses to average net assets*....................................      1.04%       1.37%         1.33%(c)
  Ratio of net investment income to average net assets*.......................      4.46%       3.91%         4.01%(c)
  Portfolio turnover (d)......................................................     13.30%      16.78%        19.75%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of The One Group.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                    KENTUCKY MUNICIPAL BOND FUND
                                                                                 -----------------------------------
                                                                                               CLASS B
                                                                                 -----------------------------------
                                                                                   YEAR        YEAR       MARCH 16,
                                                                                  ENDED       ENDED        1995 TO
                                                                                 JUNE 30,    JUNE 30,     JUNE 30,
                                                                                   1997        1996        1995(a)
                                                                                 --------    --------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD..........................................    $ 9.99      $ 9.87       $  9.75
                                                                                  ------      ------       -------
Investment Activities:
  Net investment income.......................................................      0.41        0.38          0.14
  Net realized and unrealized gains from investments..........................      0.16        0.13          0.12
                                                                                  ------      ------       -------
    Total from Investment Activities..........................................      0.57        0.51          0.26
                                                                                  ------      ------       -------
Distributions:
  Net investment income.......................................................     (0.41)      (0.39)        (0.14)
                                                                                  ------      ------       -------
    Total Distributions.......................................................     (0.41)      (0.39)        (0.14)
                                                                                  ------      ------       -------
NET ASSET VALUE, END OF PERIOD................................................    $10.15      $ 9.99       $  9.87
                                                                                  ======      ======       =======
Total Return (Excludes Sales Charge)..........................................      5.81%       5.16%         2.63%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...........................................    $2,399      $1,457       $    79
  Ratio of expenses to average net assets.....................................      1.47%       1.58%         1.58%(c)
  Ratio of net investment income to average net assets........................      4.05%       3.70%         3.89%(c)
  Ratio of expenses to average net assets*....................................      1.70%       2.02%         2.21%(c)
  Ratio of net investment income to average net assets*.......................      3.82%       3.26%         3.25%(c)
  Portfolio turnover (d)......................................................     13.30%      16.78%        19.75%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on March 16, 1995.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                OHIO MUNICIPAL BOND FUND
                                                                  ----------------------------------------------------
                                                                                       FIDUCIARY
                                                                  ----------------------------------------------------
                                                                                  YEARS ENDED JUNE 30,
                                                                  ----------------------------------------------------
                                                                    1997       1996       1995       1994       1993
                                                                  --------    -------    -------    -------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD..........................................   $  10.69    $ 10.65    $ 10.58    $ 11.11    $ 10.48
                                                                  --------    -------    -------    -------    -------
Investment Activities:
  Net investment income........................................       0.56       0.56       0.55       0.51       0.54
  Net realized and unrealized gains (losses) from
    investments................................................       0.19       0.04       0.07      (0.50)      0.62
                                                                  --------    -------    -------    -------    -------
    Total from Investment Activities...........................       0.75       0.60       0.62       0.01       1.16
                                                                  --------    -------    -------    -------    -------
Distributions:
  Net investment income........................................      (0.56)     (0.56)     (0.55)     (0.52)     (0.53)
  In excess of net realized gains..............................         --         --         --      (0.02)        --
                                                                  --------    -------    -------    -------    -------
    Total Distributions........................................      (0.56)     (0.56)     (0.55)     (0.54)     (0.53)
                                                                  --------    -------    -------    -------    -------
NET ASSET VALUE,
  END OF PERIOD................................................   $  10.88    $ 10.69    $ 10.65    $ 10.58    $ 11.11
                                                                  ========    =======    =======    =======    =======
Total Return...................................................       7.22%      5.69%      6.07%      0.07%     11.43%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)............................   $133,172    $80,611    $79,993    $93,261    $74,792
  Ratio of expenses to average net assets......................       0.54%      0.57%      0.58%      0.53%      0.55%
  Ratio of net investment income to average net assets.........       5.24%      5.17%      5.29%      4.76%      5.14%
  Ratio of expenses to average net assets*.....................       0.84%      0.95%      0.91%      0.86%      0.94%
  Ratio of net investment income to average net assets*........       4.94%      4.79%      4.96%      4.43%      4.75%
  Portfolio turnover (a).......................................       7.45%     24.61%     77.69%     16.77%     26.67%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                OHIO MUNICIPAL BOND FUND
                                                                   ---------------------------------------------------
                                                                                         CLASS A
                                                                   ---------------------------------------------------
                                                                                   YEARS ENDED JUNE 30,
                                                                   ---------------------------------------------------
                                                                    1997       1996       1995       1994       1993
                                                                   -------    -------    -------    -------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD...........................................   $ 10.72    $ 10.68    $ 10.61    $ 11.13    $ 10.48
                                                                   -------    -------    -------    -------    -------
Investment Activities:
  Net investment income.........................................      0.54       0.55       0.53       0.50       0.52
  Net realized and unrealized gains (losses) from investments...      0.19       0.03       0.07      (0.48)      0.64
                                                                   -------    -------    -------    -------    -------
    Total from Investment Activities............................      0.73       0.58       0.60       0.02       1.16
                                                                   -------    -------    -------    -------    -------
Distributions:
  Net investment income.........................................     (0.54)     (0.54)     (0.51)     (0.50)     (0.51)
  In excess of net investment income............................        --         --      (0.02)     (0.02)        --
  In excess of net realized gains...............................        --         --         --      (0.02)        --
                                                                   -------    -------    -------    -------    -------
    Total Distributions.........................................     (0.54)     (0.54)     (0.53)     (0.54)     (0.51)
                                                                   -------    -------    -------    -------    -------
NET ASSET VALUE,
  END OF PERIOD.................................................   $ 10.91    $ 10.72    $ 10.68    $ 10.61    $ 11.13
                                                                   =======    =======    =======    =======    =======
Total Return (Excludes Sales Charge)............................      6.95%      5.44%      5.79%     (0.05)%    11.40%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).............................   $16,114    $16,507    $12,006    $14,883    $13,092
  Ratio of expenses to average net assets.......................      0.79%      0.82%      0.82%      0.78%      0.77%
  Ratio of net investment income to average net assets..........      4.96%      4.92%      5.01%      4.63%      4.85%
  Ratio of expenses to average net assets*......................      1.19%      1.30%      1.25%      1.21%      1.25%
  Ratio of net investment income to average net assets*.........      4.56%      4.44%      4.58%      4.20%      4.37%
  Portfolio turnover (a)........................................      7.45%     24.61%     77.69%     16.77%     26.67%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                      OHIO MUNICIPAL BOND FUND
                                                                               --------------------------------------
                                                                                              CLASS B
                                                                               --------------------------------------
                                                                                       YEARS ENDED JUNE 30,
                                                                               --------------------------------------
                                                                                1997       1996      1995     1994(a)
                                                                               -------    ------    ------    -------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................................   $ 10.79    $10.75    $10.68    $11.31
                                                                               -------    ------    ------    ------
Investment Activities:
  Net investment income.....................................................      0.47      0.48      0.43      0.17
  Net realized and unrealized gains (losses) from investments...............      0.19      0.03      0.07     (0.62)
                                                                               -------    ------    ------    ------
    Total from Investment Activities........................................      0.66      0.51      0.50     (0.45)
                                                                               -------    ------    ------    ------
Distributions:
  Net investment income.....................................................     (0.47)    (0.47)    (0.43)    (0.17)
  In excess of net investment income........................................        --        --        --     (0.01)
                                                                               -------    ------    ------    ------
    Total Distributions.....................................................     (0.47)    (0.47)    (0.43)    (0.18)
                                                                               -------    ------    ------    ------
NET ASSET VALUE,
  END OF PERIOD.............................................................   $ 10.98    $10.79    $10.75    $10.68
                                                                               =======    ======    ======    ======
Total Return (Excludes Sales Charge)........................................      6.26%     4.79%     5.17%    (4.02)% (b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................................   $14,316    $8,854    $3,209    $2,043
  Ratio of expenses to average net assets...................................      1.44%     1.47%     1.48%     1.28% (c)
  Ratio of net investment income to average net assets......................      4.33%     4.27%     4.40%     4.23% (c)
  Ratio of expenses to average net assets*..................................      1.84%     1.95%     1.91%     1.68% (c)
  Ratio of net investment income to average net assets*.....................      3.93%     3.79%     3.97%     3.83% (c)
  Portfolio turnover (d)....................................................      7.45%    24.61%    77.69%    16.77%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Class B Shares commenced offering on January 14, 1994.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                    LOUISIANA MUNICIPAL BOND FUND
                                                                                   -------------------------------
                                                                                              FIDUCIARY
                                                                                   -------------------------------
                                                                                      YEAR         MARCH 26, 1996
                                                                                      ENDED           THROUGH
                                                                                    JUNE 30,          JUNE 30,
                                                                                      1997            1996(a)
                                                                                   -----------    ----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD...........................................................    $    9.93         $  10.00
                                                                                    ---------         --------
Investment Activities:
  Net investment income.........................................................         0.49             0.13
  Net realized and unrealized gains (losses) from investments...................         0.17            (0.07)
                                                                                    ---------         --------
    Total from Investment Activities............................................         0.66             0.06
                                                                                    ---------         --------
Distributions:
  Net investment income.........................................................        (0.49)           (0.13)
                                                                                    ---------         --------
    Total Distributions.........................................................        (0.49)           (0.13)
                                                                                    ---------         --------
NET ASSET VALUE,
  END OF PERIOD.................................................................    $   10.10         $   9.93
                                                                                    =========         ========
Total Return....................................................................         6.81%            0.90%(b)(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).............................................    $ 113,338         $136,041
  Ratio of expenses to average net assets.......................................         0.62%            0.71%(d)
  Ratio of net investment income to average net assets..........................         4.91%            4.76%(d)
  Ratio of expenses to average net assets*......................................         0.84%            0.86%(d)
  Ratio of net investment income to average net assets*.........................         4.69%            4.61%(d)
  Portfolio turnover (e)........................................................        17.39%           16.72%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of The One Group.
(b) Not annualized.
(c) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Fiduciary Shares for the period March 26, 1996 through June 30, 1996.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     LOUISIANA MUNICIPAL BOND FUND
                                                ------------------------------------------------------------------------
                                                                                CLASS A
                                                ------------------------------------------------------------------------
                                                  YEAR      SEVEN MONTHS
                                                 ENDED         ENDED                  YEARS ENDED NOVEMBER 30,
                                                JUNE 30,      JUNE 30,      --------------------------------------------
                                                  1997        1996(a)         1995        1994        1993        1992
                                                --------    ------------    --------    --------    --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD........................   $  9.93       $  10.09      $   9.38    $  10.27    $   9.92    $   9.73
                                                -------       --------      --------    --------    --------    --------
Investment Activities:
  Net investment income......................      0.47           0.24          0.50        0.49        0.52        0.55
  Net realized and unrealized gains (losses)
    from investments.........................      0.17          (0.16)         0.71       (0.79)       0.42        0.26
                                                -------       --------      --------    --------    --------    --------
    Total from Investment Activities.........      0.64           0.08          1.21       (0.30)       0.94        0.82
                                                -------       --------      --------    --------    --------    --------
Distributions:
  Net investment income......................     (0.47)         (0.24)        (0.50)      (0.49)      (0.52)      (0.55)
  Net realized gains.........................        --             --            --       (0.10)      (0.07)      (0.07)
                                                -------       --------      --------    --------    --------    --------
    Total Distributions......................     (0.47)         (0.24)        (0.50)      (0.59)      (0.59)      (0.62)
                                                -------       --------      --------    --------    --------    --------
NET ASSET VALUE,
  END OF PERIOD..............................   $ 10.10       $   9.93      $  10.09    $   9.38    $  10.27    $   9.92
                                                =======       ========      ========    ========    ========    ========
Total Return (Excludes Sales Charge).........      6.55%          0.84%(b)     13.11%      (2.97)%      9.65%       8.64%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)..........   $48,498       $ 53,479      $206,119    $196,820    $196,534    $135,692
  Ratio of expenses to average net assets....      0.87%          0.69%(c)      0.62%       0.65%       0.62%       0.58%
  Ratio of net investment income to average
    net assets...............................      4.66%          4.71%(c)      5.07%       4.97%       5.07%       5.70%
  Ratio of expenses to average net assets*...      1.19%          0.86%(c)      0.77%       0.80%       0.78%       0.83%
  Ratio of net investment income to average
    net assets*..............................      4.34%          4.54%(c)      4.92%       4.82%       4.91%       5.45%
  Portfolio turnover (d).....................     17.39%         16.72%        28.00%      24.00%      25.00%      32.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of The One Group, the Paragon Louisiana Tax-Free Fund became the Louisiana Municipal Bond Fund. Financial highlights for the periods prior to March 26, 1996 represents the Paragon Louisiana Tax-Free Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $10.67 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
The One Group Family of Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         LOUISIANA MUNICIPAL BOND FUND
                                                           ---------------------------------------------------------
                                                                                    CLASS B
                                                           ---------------------------------------------------------
                                                             YEAR      SEVEN MONTHS        YEAR        SEPTEMBER 16,
                                                            ENDED         ENDED           ENDED        1994 THROUGH
                                                           JUNE 30,      JUNE 30,      NOVEMBER 30,    NOVEMBER 30,
                                                             1997        1996(a)           1995           1994(b)
                                                           --------    ------------    ------------    -------------
NET ASSET VALUE,
  BEGINNING OF PERIOD...................................    $ 9.93        $10.09          $ 9.36          $  9.73
                                                            ------        ------          ------          -------
Investment Activities:
  Net investment income.................................      0.40          0.21            0.42             0.08
  Net realized and unrealized gains (losses)
    from investments....................................      0.17         (0.16)           0.73            (0.37)
                                                            ------        ------          ------          -------
    Total from Investment Activities....................      0.57          0.05            1.15            (0.29)
                                                            ------        ------          ------          -------
Distributions:
  Net investment income.................................     (0.40)        (0.21)          (0.42)           (0.08)
                                                            ------        ------          ------          -------
    Total Distributions.................................     (0.40)        (0.21)          (0.42)           (0.08)
                                                            ------        ------          ------          -------
NET ASSET VALUE,
  END OF PERIOD.........................................    $10.10        $ 9.93          $10.09          $  9.36
                                                            ======        ======          ======          =======
Total Return (Excludes Sales Charge)....................      5.87%         0.48%(c)       12.52%            2.94%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).....................    $3,835        $3,223          $2,115          $   204
  Ratio of expenses to average net assets...............      1.51%         1.50%(d)        1.37%            1.41%(d)
  Ratio of net investment income to average net
    assets..............................................      4.02%         3.98%(d)        4.27%            4.45%(d)
  Ratio of expenses to average net assets*..............      1.85%         1.70%(d)        1.52%            1.56%(d)
  Ratio of net investment income to average net
    assets*.............................................      3.68%         3.78%(d)        4.12%            4.30%(d)
  Portfolio turnover (e)................................     17.39%        16.72%          28.00%           24.00%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of The One Group, the Paragon Louisiana Tax-Free Fund became the Louisiana Municipal Bond Fund. Financial highlights for the periods prior to March 26, 1996 represents the Paragon Louisiana Tax-Free Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $10.70 to $10.00 effective March 26, 1996.
(b) Class B Shares commenced offering on September 16, 1994.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                               WEST VIRGINIA
                                                                                            MUNICIPAL BOND FUND
                                                                                            -------------------
                                                                                                 FIDUCIARY
                                                                                            -------------------

                                                                                             JANUARY 20, 1997
                                                                                                  THROUGH
                                                                                                 JUNE 30,
                                                                                                  1997(a)
                                                                                            -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....................................................................         $ 10.00
                                                                                                  -------
Investment Activities:
  Net investment income..................................................................            0.22
  Net realized and unrealized gains from investments.....................................            0.06
                                                                                                  -------
    Total from Investment Activities.....................................................            0.28
                                                                                                  -------
Distributions:
  Net investment income..................................................................           (0.22)
                                                                                                  -------
    Total Distributions..................................................................           (0.22)
                                                                                                  -------
NET ASSET VALUE,
  END OF PERIOD..........................................................................         $ 10.06
                                                                                                  =======
Total Return.............................................................................            2.84%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......................................................         $96,270
  Ratio of expenses to average net assets................................................            0.59%(c)
  Ratio of net investment income to average net assets...................................            5.04%(c)
  Ratio of expenses to average net assets*...............................................            0.67%(c)
  Ratio of net investment income to average net assets*..................................            4.96%(c)
  Portfolio turnover (d).................................................................            6.21%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                               WEST VIRGINIA
                                                                                            MUNICIPAL BOND FUND
                                                                                            -------------------
                                                                                                  CLASS A
                                                                                            -------------------
                                                                                             JANUARY 20, 1997
                                                                                                  THROUGH
                                                                                                 JUNE 30,
                                                                                                  1997(a)
                                                                                            -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....................................................................         $ 10.00
                                                                                                  -------
Investment Activities:
  Net investment income..................................................................            0.16
  Net realized and unrealized gains from investments.....................................            0.15
                                                                                                  -------
    Total from Investment Activities.....................................................            0.31
                                                                                                  -------
Distributions:
  Net investment income..................................................................           (0.16)
                                                                                                  -------
    Total Distributions..................................................................           (0.16)
                                                                                                  -------
NET ASSET VALUE,
  END OF PERIOD..........................................................................         $ 10.15
                                                                                                  =======
Total Return (Excludes Sales Charge).....................................................            3.08%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......................................................         $   808
  Ratio of expenses to average net assets................................................            0.84%(c)
  Ratio of net investment income to average net assets...................................            4.94%(c)
  Ratio of expenses to average net assets*...............................................            0.97%(c)
  Ratio of net investment income to average net assets*..................................            4.81%(c)
  Portfolio turnover (d).................................................................            6.21%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                               WEST VIRGINIA
                                                                                            MUNICIPAL BOND FUND
                                                                                            -------------------
                                                                                                  CLASS B
                                                                                            -------------------

                                                                                             JANUARY 20, 1997
                                                                                                  THROUGH
                                                                                                 JUNE 30,
                                                                                                  1997(a)
                                                                                            -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....................................................................         $ 10.00
                                                                                                  -------
Investment Activities:
  Net investment income..................................................................            0.14
  Net realized and unrealized gains from investments.....................................            0.12
                                                                                                  -------
    Total from Investment Activities.....................................................            0.26
                                                                                                  -------
Distributions:
  Net investment income..................................................................           (0.14)
                                                                                                  -------
    Total Distributions..................................................................           (0.14)
                                                                                                  -------
NET ASSET VALUE,
  END OF PERIOD..........................................................................         $ 10.12
                                                                                                  =======
Total Return (Excludes Sales Charge).....................................................            2.64%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......................................................         $   614
  Ratio of expenses to average net assets................................................            1.49%(c)
  Ratio of net investment income to average net assets...................................            4.08%(c)
  Ratio of expenses to average net assets*...............................................            1.62%(c)
  Ratio of net investment income to average net assets*..................................            3.95%(c)
  Portfolio turnover (d).................................................................            6.21%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                                  ARIZONA
                                                                                            MUNICIPAL BOND FUND
                                                                                            -------------------
                                                                                                 FIDUCIARY
                                                                                            -------------------

                                                                                             JANUARY 20, 1997
                                                                                                  THROUGH
                                                                                                 JUNE 30,
                                                                                                  1997(a)
                                                                                            -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....................................................................        $   10.00
                                                                                                 ---------
Investment Activities:
  Net investment income..................................................................             0.23
  Net realized and unrealized gains from investments.....................................             0.06
                                                                                                 ---------
    Total from Investment Activities.....................................................             0.29
                                                                                                 ---------
Distributions:
  Net investment income..................................................................            (0.23)
                                                                                                 ---------
    Total Distributions..................................................................            (0.23)
                                                                                                 ---------
NET ASSET VALUE,
  END OF PERIOD..........................................................................        $   10.06
                                                                                                 =========
Total Return.............................................................................             2.90%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......................................................        $ 255,755
  Ratio of expenses to average net assets................................................             0.59%(c)
  Ratio of net investment income to average net assets...................................             5.09%(c)
  Ratio of expenses to average net assets*...............................................             0.66%(c)
  Ratio of net investment income to average net assets*..................................             5.02%(c)
  Portfolio turnover (d).................................................................             5.66%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                                  ARIZONA
                                                                                            MUNICIPAL BOND FUND
                                                                                            -------------------
                                                                                                  CLASS A
                                                                                            -------------------

                                                                                             JANUARY 20, 1997
                                                                                                  THROUGH
                                                                                                 JUNE 30,
                                                                                                  1997(A)
                                                                                            -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....................................................................         $ 10.00
                                                                                                  -------
Investment Activities:
  Net investment income..................................................................            0.15
  Net realized and unrealized gains (losses) from investments............................           (0.01)
                                                                                                  -------
    Total from Investment Activities.....................................................            0.14
                                                                                                  -------
Distributions:
  Net investment income..................................................................           (0.15)
                                                                                                  -------
    Total Distributions..................................................................           (0.15)
                                                                                                  -------
NET ASSET VALUE,
  END OF PERIOD..........................................................................         $  9.99
                                                                                                  =======
Total Return (Excludes Sales Charge).....................................................            1.40%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......................................................         $ 1,500
  Ratio of expenses to average net assets................................................            0.85%(c)
  Ratio of net investment income to average net assets...................................            4.90%(c)
  Ratio of expenses to average net assets*...............................................            0.96%(c)
  Ratio of net investment income to average net assets*..................................            4.79%(c)
  Portfolio turnover (d).................................................................            5.66%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                                  ARIZONA
                                                                                            MUNICIPAL BOND FUND
                                                                                            -------------------
                                                                                                  CLASS B
                                                                                            -------------------

                                                                                             JANUARY 20, 1997
                                                                                                  THROUGH
                                                                                                 JUNE 30,
                                                                                                  1997(a)
                                                                                            -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....................................................................         $ 10.00
                                                                                                  -------
Investment Activities:
  Net realized and unrealized gains from investments.....................................            0.09
                                                                                                  -------
    Total from Investment Activities.....................................................            0.09
                                                                                                  -------
NET ASSET VALUE,
  END OF PERIOD..........................................................................         $ 10.09
                                                                                                  =======
Total Return (Excludes Sales Charge).....................................................            0.90%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......................................................         $    --(c)
  Ratio of expenses to average net assets................................................              --(d)
  Ratio of net investment income to average net assets...................................              --(d)
  Ratio of expenses to average net assets*...............................................              --(d)
  Ratio of net investment income to average net assets*..................................              --(d)
  Portfolio turnover (e).................................................................            5.66%

------------

 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Amount is less than $1,000.
(d) Since net assets are less than $1,000, ratios have not been presented.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------
THE ONE GROUP FAMILY OF MUTUAL FUNDS                               JUNE 30, 1997

To the Shareholders and Board of Trustees of The One Group Family of Mutual Funds:

We have audited the accompanying statements of assets and liabilities of the Intermediate Tax-Free Bond Fund, the Municipal Income Fund , the Kentucky Municipal Bond Fund, the Ohio Municipal Bond Fund, the Louisiana Municipal Bond Fund, the West Virginia Municipal Bond Fund and the Arizona Municipal Bond Fund (seven series of The One Group Family of Mutual Funds), including the schedules of portfolio investments, as of June 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each period presented except as noted in the next paragraph. These financial statements and financial highlights are the responsibility of The One Group Family of Mutual Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

The Kentucky Municipal Bond Fund's financial highlights for the period from February 1, 1994 to January 19, 1995 and the period from March 12, 1993 (commencement of operations) to January 31, 1994 were audited by other auditors whose report dated April 6, 1995 expressed an unqualified opinion on those financial statements and financial highlights. The Louisiana Municipal Bond Fund's statement of changes in net assets for the year ended November 30, 1995 and the financial highlights for each of the four years in the period ended November 30, 1995 were audited by other auditors, whose report dated January 19, 1996 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, except as noted in the second paragraph present fairly, in all material respects, the financial position of the Intermediate Tax-Free Bond Fund, the Municipal Income Fund, the Kentucky Municipal Bond Fund, the Ohio Municipal Bond Fund, the Louisiana Municipal Bond Fund, the West Virginia Municipal Bond Fund and the Arizona Municipal Bond Fund as of June 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

Columbus, Ohio                                          Coopers & Lybrand L.L.P.
August 22, 1997

Important Customer Information.
Please Read:

Shares of The One Group:
* are not deposits or obligations
  of, or guaranteed by, BANC ONE
  CORPORATION or its affiliates
* are not insured or guaranteed by the
  FDIC or by any other governmental
  agency or government-sponsored
  agency of the federal government
  or any state
* are subject to investment risks,
  including possible loss of the
  principal amount invested.

Banc One Investment Advisors
Corporation, a registered investment
advisor and an indirect subsidiary of
BANC ONE CORPORATION, serves
as an investment advisor to The One
Group, for which it receives advisory
fees. The One Group is distributed by
The One Group Services Company,
3435 Stelzer Road, Columbus,
Ohio 43219, which is not affiliated
with BANC ONE CORPORATION and
is not a bank. Contact us at our web
site address: www.onegroup.com or
e-mail us at onegroup@onegroup.com.

For more complete information on
any of The One Group Funds, including
management fees and expenses,
you may obtain a prospectus from
The One Group Services Company.
Read the prospectus carefully
before investing.

BANC ONE
INVESTMENT                                                       [LOGO]
ADVISORS
CORPORATION
                                                            TOG-F-035-AN(8/97)